                                                                 EXHIBIT 10.31



                              FALCON CLASSIC CABLE
                             INCOME PROPERTIES, L.P.

                               VALUATION ANALYSIS
                                      AS OF
                                DECEMBER 31, 1996



                                     [LOG0]

                                 COMMUNICATIONS
                                     EQUITY
                                   ASSOCIATES

                                 (C) 1997 BY CEA
                                  MARCH 3, 1997


         1235 WESTLAKES DRIVE SUITE 245 - BERWYN, PENNSYLVANIA 19312 -
                        (610) 251-0650 - (610) 251-9180

                                     [LOG0]

                                 COMMUNICATIONS
                                     EQUITY
                                   ASSOCIATES


                                          VIA FEDERAL EXPRESS

                                          March 3, 1997


PERSONAL AND CONFIDENTIAL

Mr. Michael K. Menerey
Chief Financial Officer
Falcon Holdings Group, L.P.
474 South Raymond Avenue
Suite 200
Pasadena, CA 91105

Dear Mr. Menerey:

      Communications Equity Associates, Inc. ("CEA") is pleased to submit the results of our valuation analysis of the cable television system assets (the "Cable Systems") owned by Falcon Classic Cable Income Properties, L.P. ("Falcon Classic" or the "Partnership"), as of December 31, 1996. It is our understanding that the asset values determined by this analysis will be used by you as part of the Appraisal Process, as defined in the Falcon Classic Partnership Agreement dated May 15, 1989, as amended. CEA hereby expresses no opinion as to the value of the Falcon Classic Partnership Units, nor does CEA hereby express an opinion as to the fairness of any transaction involving the Cable Systems or the Falcon Classic Partnership Units.

      We hereby express our opinion of the fair market value of the assets of the Cable Systems, free and clear of all liens, liabilities and encumbrances. Fair market value is hereby defined as the cash price at which the assets of the Cable Systems would sell in a normal market from a willing seller to a willing buyer, allowing a reasonable time to find a purchaser, with both parties having reasonable knowledge of relevant facts about the Cable Systems, and with neither party under any compulsion to buy or to sell.

      We have performed valuation analyses, as of December 31, 1996, of five separate cable systems, respectively located in Burke County, North Carolina; Redmond, Oregon; California City, California; Centreville, Maryland; and Somerset, Kentucky. The results of these analyses are summarized below:

Mr. Michael K. Menerey
March 3, 1997
Page Two


                                             FAIR MARKET VALUE
            CABLE SYSTEM                       AS OF 12/31/96
            ------------                       --------------
            BURKE COUNTY, NC                     $19,000,000
            REDMOND, OR                            6,200,000
            CALIFORNIA CITY, CA                    2,800,000
            CENTREVILLE, MD                       23,000,000
            SOMERSET, KY                          31,000,000

      These valuations are intended solely for your use for the purpose stated above, and are not intended for general publication or circulation. Since these value indications are the result of certain specific assumptions, and since these assumptions may not be relevant for other purposes, these values should not be used for any other purpose. We specifically prohibit the use of these results in assessing the fairness of any transactions involving the Falcon Classic Partnership Units, and our value conclusions stated above should in no way be construed as an opinion as to the value of the Partnership Units.

      Since we have not undertaken an analysis of the debt of the Partnership, we can make no representations as to whether the fair salable value of the Partnership's assets exceeds its debt, whether the Partnership will be able to meet its debt obligations as they come due, or whether the Partnership is properly capitalized. We can similarly make no representations as to the solvency of the Partnership.

      In making this analysis, CEA relied substantially on financial and operational information provided by the Partnership and system personnel. CEA did not independently verify this information and can therefore accept no responsibility as to its accuracy. As part of this analysis, CEA physically toured only the Cable Systems located in North Carolina, Kentucky and Maryland.

      A list of limiting conditions is attached to this letter.

Mr. Michael K. Menerey
March 3, 1997
Page Three


      CEA is independent of the Partnership, and CEA's fee for performing this analysis was in no way contingent upon the results of this analysis. Neither CEA nor any of its employees involved in the preparation of this analysis have a present or contemplated direct or indirect interest in the Partnership or in the property herein analyzed. To the best of CEA's knowledge and belief, all statements contained in this letter are true and correct, and no important information has been knowingly withheld. This valuation was developed and this letter has been prepared in conformity with the Uniform Standards of Professional Appraisal Practice.

                                    Respectfully submitted,


                                    /s/ COMMUNICATIONS EQUITY ASSOCIATES, INC.
                                    Communications Equity Associates, Inc.

/cea

Attachment

                               LIMITING CONDITIONS


1. CEA offers no opinions on either the potential effect of current or future FCC regulations on the cash flow of the Cable Systems, or on the Partnership's strategy in dealing with these regulations. The value conclusions derived herein were based on the assumption that the current rates of the Cable Systems are in compliance with current FCC regulations, and that no future refund liability is associated with the Cable Systems.

2. This valuation is based on CEA's assessment of market conditions as of the date of this report, and assumes that market, regulatory and other conditions remain static. Changes in the economy as well as additional rule-making by the FCC could have a material effect on the values herein derived.

3. CEA cannot guarantee that a buyer could be found for the Cable Systems at the prices herein determined, or at any rational price.

4. As part of this analysis, CEA relied substantially on financial and operational information provided by the Partnership. CEA did not independently verify this information and can therefore accept no responsibility as to its accuracy.

5. CEA specifically prohibits the use of these value conclusions in all matters related to the fairness of any transactions involving the Falcon Classic Partnership Units.

6. CEA specifically prohibits the use of these value conclusions in all matters related to the solvency of the Partnership. Since we have not undertaken an analysis of the debt of the Partnership, we can make no representations as to whether the fair salable value of the Partnership's assets exceeds its debt, whether the Partnership will be able to meet its debt obligations as they come due, or whether the Partnership is reasonably capitalized.

7. CEA did not conduct a detailed technical evaluation of the Cable Systems, but instead relied on information provided by the Partnership and its employees in assessing the technical condition of the Cable Systems.

8. CEA has assumed that the Cable Systems, as currently operated, are in material compliance with all franchise, regulatory, and FCC requirements. CEA did not independently verify compliance with these requirements.

9. The franchises for the Cable Systems expire at various points in the future, and there is no assurance that any franchise will be renewed, or that any will be renewed with reasonable provisions. The non-renewal of any franchise or violations of franchise requirements could have a material detrimental effect on the value of the Cable Systems.

                                TABLE OF CONTENTS

SECTION                                                             PAGE
-------                                                             ----
1.    OVERVIEW OF ANALYSIS

   o  Background and Description of Analysis......................     1
   o  Definitions of Value........................................     1
   o  Description of Valuation Methodologies......................     1

2.    BURKE COUNTY, NORTH CAROLINA

   o  System Overview.............................................     4
         System Description.......................................     4
         Home and Subscriber Growth...............................     4
         Financial Summary........................................     4

   o  Valuation...................................................     5
         Discounted Cash Flow Approaches..........................     5
         Cash Flow Multiple and Adjusted
            Cash Flow Multiple Approaches.........................    16
         Subscriber Multiple Approach.............................    17
         Rebuild Cash Flow Multiple Approach......................    17
   o  Value Conclusions...........................................    18

3.    REDMOND, OREGON

   o  System Overview.............................................    19
         System Description.......................................    19
         Home and Subscriber Growth...............................    19
         Financial Summary........................................    19

   o  Valuation...................................................    20
         Discounted Cash Flow Approaches..........................    20
         Cash Flow Multiple and Adjusted
            Cash Flow Multiple Approaches.........................    31
         Subscriber Multiple Approach.............................    32
         Rebuild Cash Flow Multiple Approach......................    32

   o  Value Conclusions...........................................    33

4.    CALIFORNIA CITY, CA

   o  System Overview.............................................    34
         System Description.......................................    34
         Home and Subscriber Growth...............................    34
         Financial Summary........................................    34

   o  Valuation...................................................    35
         Discounted Cash Flow Approaches..........................    35
         Cash Flow Multiple and Adjusted
            Cash Flow Multiple Approaches.........................    46
         Subscriber Multiple Approach.............................    47
         Rebuild Cash Flow Multiple Approach......................    47
   o  Value Conclusions...........................................    48

5.    CENTREVILLE, MD

   o  System Overview.............................................    49
         System Description.......................................    49
         Home and Subscriber Growth...............................    49
         Financial Summary........................................    49

   o  Valuation...................................................    50
         Discounted Cash Flow Approaches..........................    50
         Cash Flow Multiple and Adjusted
            Cash Flow Multiple Approaches.........................    61
         Subscriber Multiple Approach.............................    62
         Rebuild Cash Flow Multiple Approach......................    62

   o  Value Conclusions...........................................    63

6.    SOMERSET, KY

   o  System Overview.............................................    64
         System Description.......................................    64
         Home and Subscriber Growth...............................    64
         Financial Summary........................................    64

   o  Valuation...................................................    65
         Discounted Cash Flow Approaches..........................    65
         Cash Flow Multiple and Adjusted
            Cash Flow Multiple Approaches.........................    76
         Subscriber Multiple Approach.............................    77
         Rebuild Cash Flow Multiple Approach......................    77

   o  Value Conclusions...........................................    78

                                    FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

                              OVERVIEW OF ANALYSIS

BACKGROUND AND DESCRIPTION OF ANALYSIS

      CEA has been retained by the Partnership to determine the fair market value of the assets of the Cable Systems as of December 31, 1996. It is CEA's understanding that the asset values determined by this analysis will be used by the Partnership as part of the Appraisal Process, as defined in the Falcon Classic Partnership Agreement dated May 15, 1989, as amended. CEA hereby expresses no opinion as to the value of the Falcon Classic Partnership Units, nor does CEA hereby express an opinion as to the fairness of any transaction involving the Cable Systems or the Falcon Classic Partnership Units.

      CEA physically toured only the North Carolina, Kentucky and Maryland Cable Systems as part of this analysis. CEA has not conducted a technical analysis of the cable plant, and has therefore relied on assertions made by Cable System management regarding the technical performance of the cable plant.


DEFINITION OF FAIR MARKET VALUE

      "FAIR MARKET VALUE" is hereby defined as the cash price at which the assets of the Cable Systems would sell in a normal market from a willing seller to a willing buyer, allowing a reasonable time to find a purchaser, with both parties having reasonable knowledge of relevant facts about the Cable Systems, and with neither party under any compulsion to buy or to sell.


DESCRIPTION OF VALUATION METHODOLOGIES

      CEA used variations of two valuation methods in determining the fair market value of the Cable Systems. These two methods, the discounted cash flow approach and the market approach, are discussed below.

      DISCOUNTED CASH FLOW APPROACH

            In the discounted cash flow ("DCF") approach, the value of an asset is determined by calculating the total present value of the future cash flows generated by the asset. The critical variables to be derived in a discounted cash flow analysis are: (1) the projection of the relevant cash flow stream, (2) the appropriate discount rate for the asset, and (3) the terminal value of the asset at the end of a given projection period. In the case of cable television systems, the value of a system is usually calculated as the present value of the free cash flow (operating cash flow less capital expenditures) of the system, using a weighted average cost of debt and equity capital as the discount rate, with a terminal value based on a multiple of operating cash flow.

                                    FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.


            In conducting each of the Cable System valuations, CEA performed two variations of the discounted cash flow approach, as follows:

            1. The first variation of the DCF approach (the "Rebuild DCF
               Approach") was conducted under the assumption that the Cable System would be rebuilt to current state-of-the-art technical standards.

            2. The second variation of the DCF approach (the "No Rebuild DCF
               Approach") was conducted under the assumption that the Cable System would continue to operate without a significant technical rebuild.

      MARKET APPROACH

            In the market approach, the value of an asset is determined based on a comparison with market transactions involving comparable assets. In order to facilitate this comparison, the respective purchase prices of the comparable assets are expressed as ratios based on a relevant operating statistic, typically earnings or cash flow. In the case of cable television systems, the purchase price of a system is usually expressed as either a multiple of the operating cash flow of the system, or as a price per basic subscriber served by the system. The appropriate multiple is then applied to the operating cash flow or the number of subscribers of the subject system in order to determine its value.

            In conducting each of the Cable System valuations, CEA performed four variations of the market approach, as follows:

            1. In the first variation of the market approach (the "Cash Flow
               Multiple Approach"), CEA determined and applied the appropriate multiple of the Cable System's actual 1996 operating cash flow in determining value.

            2. In the second variation of the market approach (the "Adjusted
               Cash Flow Multiple Approach"), CEA determined and applied the appropriate multiple of the Cable System's adjusted 1996 operating cash flow in determining value, with the Cable System's cash flow adjusted to a normalized, industry-average 50% cash flow margin.

            3. In the third variation of the market approach (the "Subscriber
               Multiple Approach"), CEA multiplied the number of basic subscribers in each Cable System as of December 31, 1996 by $1,800. Based on CEA's recent experience in the cable system transaction market, it is CEA's opinion that $1,800 is the current overall average per-subscriber price at which typical cable systems could reasonably be expected to sell.

                                    FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.


            4. In the fourth variation of the market approach (the "Rebuild Cash
               Flow Multiple Approach"), CEA determined the value of each Cable System by multiplying the actual 1996 operating cash flow of each Cable System by 10.5, and then subtracting the estimated cost to rebuild each Cable System. Based on CEA's recent experience in the cable system transaction market, it is CEA's opinion that a typical fully-rebuilt, state-of-the-art cable system could reasonably be expected to sell, on average, for approximately
               10.5 times operating cash flow.

      The application of each of these approaches and the derivation of the relevant variables of each approach are discussed in subsequent sections of this report.

                                    FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

                                BURKE COUNTY, NC

SYSTEM OVERVIEW -- BURKE COUNTY, NC

      SYSTEM DESCRIPTION

            The Partnership owns the Cable System that serves Burke County, North Carolina, as well as the North Carolina towns of Valdese, Drexel, Glen Alpine, Rutherford College, and Connelly Springs. As of December 31, 1996, the Cable System passed nearly 20,000 homes with 731 miles of plant, and served 10,516 basic subscribers from one headend. Relevant subscriber statistics as of December 31, 1996 are displayed in the following table.

                        Homes         Basic        Basic      Pay       Pay
      As of 12/31/96    Passed     Subscribers  Penetration  Units  Penetration
      --------------    ------     -----------  -----------  -----  -----------
      Burke County, NC    18,986        10,516       55.4%    4,840     46.0%

            The Cable System operates at 330 MHz, 43-channel capacity, and offers 43 channels of programming.

      HOME AND SUBSCRIBER GROWTH

            During the past few years, the Cable System has experienced some home growth, while basic subscribers have declined due to competition in certain overbuilt areas of the Cable System. The Company's home and subscriber growth history is displayed below.

                                1994        1995       1996       CAGR 94-96
                                ----        ----       ----       ----------
         Homes Passed         18,525      18,745      18,986        1.2%
         Basic Subscribers    11,124      10,908      10,516       -2.8%

      FINANCIAL SUMMARY

            For the year ended December 31, 1996, the Burke County, NC Cable System generated total revenue of $5,077,796 and operating cash flow of $3,054,154, resulting in a 60.1% operating cash flow margin.

                                    FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

VALUATION -- BURKE COUNTY, NC

      DISCOUNTED CASH FLOW APPROACHES

            Financial projections, including all assumptions regarding operations and future capital expenditures, relating to the Rebuild DCF Approach and to the No Rebuild DCF Approach are displayed on the following ten pages. These projections were prepared by CEA based on certain information provided by the Partnership, including, but not limited to, the Partnership's 1997 budget for the Cable System.

            The discount rate used in this analysis was derived using a weighted average cost of capital. Based on CEA's recent experience in the cable system transaction market, it is CEA's opinion that equity investors in cable systems would likely require a 25 percent return in order to justify the equity investment. Additionally, based on CEA's recent experience in raising debt financing for cable operators, a lender would likely charge an interest rate of approximately 10 percent and would likely be willing to lend up to 50 percent of asset value at that rate. Thus, the likely weighted average cost of capital for the subject Cable System can be calculated as follows:

            50 percent debt at a rate of 10%     = .50   x  10%    =  5.0%
            50 percent equity at a rate of 25%   = .50   x  25%    = 12.5%

            Total Cost of Capital                =        17.5%

            The terminal value of the Cable System was calculated as the price at which the cable assets might sell at the end of the ten-year projection period, based on a multiple of the operating cash flow of the Cable System at that time. The cash flow multiple used reflects the expected growth of cash flow in the Cable System after year ten, as well as the return on debt and equity capital that would likely be required by investors at that time given the expected risk of the investment at that time.

            Based on the calculations displayed on the following pages, the discounted cash flow approaches indicate fair market values for the Cable System as follows:

            Rebuild DCF Approach                $ 17,181,984
            No Rebuild DCF Approach             $ 20,100,147

VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES
                                BURKE COUNTY, NC
                              REBUILD DCF APPROACH

                                                            PRO-
                                                   BUDGET  JECTED:
                           ACTUAL  ACTUAL  ACTUAL  ------  ------
REVENUE ASSUMPTIONS:        1994    1995    1996    1997    1998    1999    2000
--------------------       ------  ------  ------  ------  ------  ------  ------
HOMES PASSED:
  Beginning                18,198  18,525  18,745  18,986  19,135  19,326  19,520
  Ending                   18,525  18,745  18,986  19,135  19,326  19,520  19,715
    Change                    327     220     241     149     191     193     195
    % Change                 1.8%    1.2%    1.7%    0.8%    1.0%    1.0%    1.0%
  Average                  18,362  18,635  18,866  19,061  19,231  19,423  19,617

BASIC SUBSCRIBERS:
  Beginning                11,179  11,124  10,908  10,516  10,760  10,867  11,366
  Ending                   11,124  10,908  10,516  10,760  10,867  11,366  11,874
    Change                    -55    -216    -392     244     108     499     508
    % Change                -0.5%   -1.9%   -4.8%    2.3%    1.0%    4.6%    4.5%
  Average                  11,152  11,016  10,712  10,638  10,813  11,117  11,620
  Ending Penetration        60.0%   58.2%   55.4%   56.2%   56.2%   58.2%   60.2%
  Monthly Basic Rev/Sub    $28.78  $29.48  $31.08  $34.92  $35.97  $37.77  $39.65
    % Change                         2.4%    5.4%   12.4%    3.0%    5.0%    5.0%

PAY + MINI-PAY UNITS:
  Beginning                 8,257   8,987   7,226   4,840   4,664   4,711   4,927
  Ending                    8,967   7,226   4,840   4,664   4,711   4,927   5,147
    Change                    730  -1,761  -2,386    -176      47     216     220
    % Change                 8.8%  -19.6%  -44.0%   -3.6%    1.0%    4.6%    4.5%
  Average                   8,622   8,107   6,033   4,752   4,688   4,819   5,037
  Ending Penetration        80.8%   66.2%   46.0%   43.4%   43.4%   43.4%   43.4%
  Monthly Pay Rev/Unit      $5.87   $6.13   $6.98   $6.99   $6.99   $6.99   $6.99
    % Change                         4.4%   13.9%    0.1%    0.0%    0.0%    0.0%

PPV REVENUE PER SUB         $0.93   $0.89   $0.81   $1.01   $1.06   $1.27   $1.53
  % Change                          -4.2%   -8.9%   24.8%    5.0%   20.0%   20.0%

ADVERTISING REVENUE PER SUB $0.89   $0.74   $1.06   $1.20   $1.26   $1.38   $1.52
  % Change                         -16.6%   43.5%   12.8%    5.0%   10.0%   10.0%

OTHER REVENUE PER SUB       $2.83   $2.58   $2.67   $2.53   $2.65   $2.92   $3.21
  % Change                          -9.1%    3.7%   -5.4%    5.0%   10.0%   10.0%

TOTAL REVENUE PER SUB      $37.96  $38.17  $39.50  $42.78  $43.97  $46.37  $48.94
  % Change                           0.6%    3.5%    8.3%    2.8%    5.5%    5.5%


REVENUE ASSUMPTIONS:        2001    2002    2003    2004    2005    2006
--------------------       ------  ------  ------  ------  ------  ------
HOMES PASSED:
  Beginning                19,715  19,912  20,111  20,312  20,515   20,721
  Ending                   19,912  20,111  20,312  20,515  20,721   20,928
    Change                    197     199     201     203     205      207
    % Change                 1.0%    1.0%    1.0%    1.0%    1.0%     1.0%
  Average                  19,813  20,012  20,212  20,414  20,618   20,824

BASIC SUBSCRIBERS:
  Beginning                11,874  12,391  12,917  13,453  13,998   14,552
  Ending                   12,391  12,917  13,453  13,998  14,552   15,116
    Change                    517     526     535     545     554      564
    % Change                 4.4%    4.2%    4.1%    4.0%    4.0%     3.9%
  Average                  12,133  12,654  13,185  13,725  14,275   14,834
  Ending Penetration        62.2%   64.2%   66.2%   68.2%   70.2%    72.2%
  Monthly Basic Rev/Sub    $41.64  $43.72  $45.90  $48.20  $50.61   $53.14
    % Change                 5.0%    5.0%    5.0%    5.0%    5.0%     5.0%

PAY + MINI-PAY UNITS:
  Beginning                 5,147   5,372   5,600   5,832   6,068    6,308
  Ending                    5,372   5,600   5,832   6,068   6,308    6,553
    Change                    224     228     232     236     240      245
    % Change                 4.4%    4.2%    4.1%    4.0%    4.0%     3.9%
  Average                   5,260   5,486   5,716   5,950   6,188    6,431
  Ending Penetration        43.4%   43.4%   43.4%   43.4%   43.4%    43.4%
  Monthly Pay Rev/Unit      $6.99   $6.99   $6.99   $6.99   $6.99    $6.99
    % Change                 0.0%    0.0%    0.0%    0.0%    0.0%     0.0%

PPV REVENUE PER SUB         $1.83   $2.20   $2.64   $3.16   $3.80    $4.55
  % Change                  20.0%   20.0%   20.0%   20.0%   20.0%    20.0%

ADVERTISING REVENUE PER SUB $1.67   $1.84   $2.02   $2.23   $2.45    $2.69
  % Change                  10.0%   10.0%   10.0%   10.0%   10.0%    10.0%

OTHER REVENUE PER SUB       $3.53   $3.89   $4.28   $4.70   $5.17    $5.69
  % Change                  10.0%   10.0%   10.0%   10.0%   10.0%    10.0%

TOTAL REVENUE PER SUB      $51.70  $54.67  $57.87  $61.32  $65.06   $69.11
  % Change                   5.6%    5.7%    5.8%    6.0%    6.1%     6.2%

VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES
                                BURKE COUNTY, NC
                              REBUILD DCF APPROACH

                                                            PRO-
                                                   BUDGET  JECTED:
                           ACTUAL  ACTUAL  ACTUAL  ------  ------
EXPENSE ASSUMPTIONS:        1994    1995    1996    1997    1998    1999    2000
--------------------       ------  ------  ------  ------  ------  ------  ------
BASIC PROGRAMMING
 PER SUB                  $3.27    $3.76   $4.15   $4.86   $5.05   $5.56   $6.11
  % Change                         15.2%   10.4%   17.0%    4.0%   10.0%   10.0%

PAY/MINI-PAY PROG.
  PER UNIT                $3.68    $3.80   $3.77   $4.66   $4.80   $4.94   $5.09
  % Change                          3.3%   -0.8%   23.5%    3.0%    3.0%    3.0%

PPV PROGRAMMING/PPV
  REVENUE                 55.0%    46.6%   57.0%   53.0%   53.0%   53.0%   53.0%

PROGRAMMING GUIDE
  COST PER SUB            $0.17    $0.16   $0.17   $0.08   $0.09   $0.09   $0.09
  % Change                         -5.5%    4.6%  -50.0%    4.0%    4.0%    4.0%

FRANCHISE, ACCESS
  FEES/REVENUE             2.3%     3.3%    3.4%    3.2%    3.2%    3.2%    3.2%

BAD DEBT EXPENSES/
  REVENUE                  1.4%     1.4%    1.1%    1.3%    1.3%    1.3%    1.3%

TECHNICAL EXP.
  GROWTH                          -13.9%  -11.0%   -7.8%    4.0%    4.0%    4.0%

PRODUCTION/LO
  EXPENSE GROWTH                  -99.0% -100.0%    4.0%    4.0%    4.0%    4.0%

GEN & ADMIN
  EXPENSE GROWTH                   -6.8%   10.8%    6.0%    4.0%    4.0%    4.0%

MARKETING EXP/
  REVENUE                  2.2%     1.6%    1.4%    1.5%    1.5%    1.5%    1.5%

AD SALES EXP/AD
  REVENUE                 60.0%    38.8%   26.0%   17.3%   17.3%   17.3%   17.3%


EXPENSE ASSUMPTIONS:        2001    2002    2003    2004    2005    2006
--------------------       ------  ------  ------  ------  ------  ------
BASIC PROGRAMMING
 PER SUB                   $6.73   $7.40   $8.14   $8.95   $9.85  $10.83
  % Change                 10.0%   10.0%   10.0%   10.0%   10.0%   10.0%

PAY/MINI-PAY PROG.
  PER UNIT                 $5.24   $5.40   $5.56   $5.73   $5.90   $6.08
  % Change                  3.0%    3.0%    3.0%    3.0%    3.0%    3.0%

PPV PROGRAMMING/PPV
  REVENUE                  53.0%   53.0%   53.0%   53.0%   53.0%   53.0%

PROGRAMMING GUIDE
  COST PER SUB             $0.10   $0.10   $0.10   $0.11   $0.11   $0.12
  % Change                  4.0%    4.0%    4.0%    4.0%    4.0%    4.0%

FRANCHISE, ACCESS
  FEES/REVENUE              3.2%    3.2%    3.2%    3.2%    3.2%    3.2%

BAD DEBT EXPENSES/
  REVENUE                   1.3%    1.3%    1.3%    1.3%    1.3%    1.3%

TECHNICAL EXP.
  GROWTH                    4.0%    4.0%    4.0%    4.0%    4.0%    4.0%

PRODUCTION/LO
  EXPENSE GROWTH            4.0%    4.0%    4.0%    4.0%    4.0%    4.0%

GEN & ADMIN
  EXPENSE GROWTH            4.0%    4.0%    4.0%    4.0%    4.0%    4.0%

MARKETING EXP/
  REVENUE                   1.5%    1.5%    1.5%    1.5%    1.5%    1.5%

AD SALES EXP/AD
  REVENUE                  17.3%    17.3%   17.3%   17.3%   17.3%   17.3%

VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES
                                BURKE COUNTY, NC
                              REBUILD DCF APPROACH

                                                                  PRO-
                                                       BUDGET    JECTED:
                           ACTUAL  ACTUAL  ACTUAL      ------    ------
CAPITAL EXPENDITURES:       1994    1995     1996       1997       1998        1999    2000    2001
--------------------       ------  ------   ------     ------     ------      ------  ------  ------
MILES OF PLANT:
  Beginning               708.49   723.89   726.78      731.12     739.10     746.49   753.96   761.50
  Ending                  723.89   726.78   731.12      739.10     746.49     753.96   761.50   769.11
    Change                 15.40     2.89     4.34        7.98       7.39       7.46     7.54     7.61
    Average               716.19   725.34   728.95      735.11     742.80     750.22   757.73   756.30
    Homes/Mile              25.6     25.8     26.0        25.9       25.9       25.9     25.9     25.9

CONVERTERS:
  Beginning               15,950   16,269   15,938      15,346     15,414     15,568   16,283   17,011
  Ending                  16,269   15,938   15,346      15,414     15,568     16,283   17,011   17,752
    Change                   319     (331)    (592)         68        154        715      728      741
    Average                6,110   16,104   15,642      15,380     15,491     15,926   16,647   17,381
  Ending
    Penetration           145.9%   144.7%   143.3%      143.3%     143.3%     143.3%   143.3%   143.3%

REBUILD CAPITAL:
  UG Miles, % Rebuilt                        262.4      74.0% based on numbers provided by Falon
  Aerial Miles, %
    Rebuilt                                  468.7      74.0% based on numbers provided by Falcon
                                                                                  Total Rebuild Costs:

  Plant Rebuild
    Cost/UG Mile                           $22,500  2,184,730   2,184,730                   11,858,293
  Plant Rebuild
    Cost/Aerial Mile                       $16,500  2,861,352   2,861,352
  Other Non-Plant
    Rebuild Costs                            17.5%    883,064     883,064

TRUNK & DISTRIBUTION/
  NEW MILE
    (3-Year average)                       $30,721    $52,100     $54,184    $56,351  $58,605  $60,950

MAKE-READY/MILE            $6.74  $361.64   $20.26     $10.17      $10.58     $11.00   $11.44   $11.90

CONV & CUST EQUIP/
  NEW CONVERTER          $281.81  $    -   $     -    $855.00     $200.00    $208.00  $216.32  $224.97

CUST. CONNECT
  COSTS/SUB               $14.34   $12.97   $23.86     $14.50      $15.08     $15.68   $16.31   $16.96

OTHER TECHNICAL
  CAPITAL/SUB              $7.35    $3.90    $2.29     $12.50       $5.00      $5.20    $5.41    $5.62

OTHER CAPITAL/
  SUB                      $3.80    $1.24    $0.87      $1.00       $1.04      $1.08    $1.12    $1.17


CAPITAL EXPENDITURES        2002      2003      2004       2005       2006
--------------------       ------    ------    ------     ------     ------

MILES OF PLANT:
  Beginning                769.11     776.80     784.57     792.42     800.34
  Ending                   776.80     784.57     792.42     800.34     808.34
    Change                   7.69       7.77       7.85       7.92       8.00
    Average                772.96     780.69     788.49     796.38     804.34
    Homes/Mile               25.9       25.9       25.9       25.9       25.9

CONVERTERS:
  Beginning                17,752     18,505     19,272     20,053     20,847
  Ending                   18,505     19,272     20,053     20,847     21,655
    Change                    754        767        781        794        808
    Average                18,129     18,889     19,663     20,450     21,251
  Ending
    Penetration            143.3%     143.3%     143.3%     143.3%     143.3%

REBUILD CAPITAL:
  UG Miles, % Rebuilt
  Aerial Miles, %
    Rebuilt

  Plant Rebuild
    Cost/UG Mile
  Plant Rebuild
    Cost/Aerial Mile
  Oher Non-Plant
    Rebuild Costs

TRUNK & DISTRIBUTION/
  NEW MILE
    (3-Year average)      $63,388    $65,923    $68,560    $71,302    $74,155

MAKE-READY/MILE            $12.37     $12.87     $13.38     $13.92     $14.48

CONV & CUST EQUIP/
  NEW CONVERTER           $233.97    $243.33    $253.06    $263.19    $273.71

CUST. CONNECT
  COSTS/SUB                $17.64     $18.35     $19.08     $19.84     $20.64

OTHER TECHNICAL
  CAPITAL/SUB               $5.85      $6.08      $6.33      $6.58      $6.84

OTHER CAPITAL/
  SUB                       $1.22      $1.27      $1.32      $1.37      $1.42

VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES
                                BURKE COUNTY, NC
                              REBUILD DCF APPROACH

                                                             BUDGET    PROJECTED:
                           ACTUAL     ACTUAL      ACTUAL   ----------  ----------
CASH FLOW PROJECTIONS       1994       1995        1996       1997        1998        1999       2000
---------------------     ---------  ---------  ---------  ----------  ----------   ---------  ---------
REVENUE:
  Basic & Equipment
    Revenue               3,851,328  3,896,819  3,994,545   4,457,585   4,667,108   5,037,928  5,529,417
  Pay and Mini-Pay
   Revenue                  607,709    596,715    505,682     398,720     393,306     404,339    422,653
  PPV Revenue               124,007    117,381    103,952     128,782     137,453     169,571    212,702
  Advertising Revenue       118,635     97,750    136,363     152,752     163,038     184,372    211,995
  Other Revenue             378,328    337,278    337,254     322,738     344,469     389,545    447,908
                          ---------  ---------  ---------  ----------  ----------   ---------  ---------
    Total Revenue         5,080,007  5,045,943  5,077,796   5,460,578   5,705,375   6,185,756  6,824,675
      % Growth                           -0.7%       0.6%        7.5%        4.5%        8.4%      10.3%

EXPENSES:

  Basic Programming
    Costs                   436,931    497,181    533,833     620,259     655,719     741,524    852,621
  Pay Programming
    Costs                   381,017    370,035    273,126     265,697     269,952     285,850    307,761
  PPV Programming
   Costs                     68,247     54,746     59,250      68,254      72,850      89,873    112,732
  Program Guide
    Costs                    22,404     20,904     21,264      10,558      11,162      11,934     12,974
  Franchise & License
    Fees                    118,437    165,668    171,423     177,196     185,139     200,728    221,461
  Bad Debt Expense           72,445     68,861     54,212      71,697      74,912      81,219     89,608
  Technical Expenses        435,746    375,189    333,914     308,036     320,357     333,171    346,498
  Production/LO
    Expenses                 18,135        186          0         -          -           -          -
  Gen. & Admin
    Expenses                456,423    425,383    471,360     499,642     519,627     540,412    562,029
 Marketing Expenses         111,226     78,452     69,718      83,547      87,292      94,642    104,418
  Advertising Sales
    Expenses                 71,179     37,908     35,442      26,426      28,206      31,896     36,675
                          ---------  ---------  ---------  ----------  ----------   ---------  ---------
    Total Expenses        2,192,190  2,094,513  2,023,542   2,131,313   2,225,216   2,411,250  2,646,776

OPERATING CASH FLOW       2,887,817  2,951,430  3,054,254   3,329,265   3,480,159   3,774,506  4,177,899
  % Margin                    56.8%      58.5%      60.1%       61.0%       61.0%       61.0%      61.2%
  % Growth                                2.2%       3.5%        9.0%        4.5%        8.5%      10.7%

CAPITAL EXPENDITURES:
  Rebuild/Upgrade
    Costs                        -         -           -    5,929,147   5,929,147          -          -
  Trunk &
    Distribution Costs      250,180    242,159    202,880     415,758     400,474     420,658    441,859
  Make-Ready                  4,827    262,308     14,772       7,476       7,856       8,252      8,668
  Fiber Costs - Plant
    and Headend                  -     894,758      6,607          -           -          -           -
  Converters &
    Customer Equipment       80,898    147,127     23,493      58,344      30,828     148,712    157,417
  Customer Connect
    Costs                   159,918    142,876    255,602     154,248     163,067     174,346    189,533
  Other Technical
    Capital                  81,966     42,919     24,541     132,973      54,067      57,807     62,842
  Other Capital              42,395     13,663      9,329     364,638      11,246      12,024     13,071
                          ---------  ---------  ---------  ----------  ----------   ---------  ---------
    Total Capital
      Expenditures          629,184  1,745,810    537,224   7,062,584   6,596,685     821,799    873,390

NET CASH FLOW             2,258,633  1,205,620  2,517,030  (3,733,319) (3,116,526)  2,952,707  3,304,509
  % Growth                                                                 -16.5%     -194.7%      11.9%

REVENUE ASSUMPTIONS:         2001        2002       2003         2004          2005        2006
-----------------------   ---------   ---------   ---------   ---------   ----------   ----------
REVENUE:
  Basic & Equipment
    Revenue               6,061,936   6,638,651   7,262,960   7,938,512    8,669,220    9,459,288
  Pay and Mini-Pay
   Revenue                  441,292     460,263     479,568     499,213      519,204      539,544
  PPV Revenue               266,499     333,546     417,043     520,953      650,177      810,778
  Advertising Revenue       243,479     279,340     320,163     366,606      419,415      479,430
  Other Revenue             514,427     590,196     676,446     774,572      886,148    1,012,950
                          ---------   ---------   ---------  ----------   ----------   ----------
    Total Revenue         7,527,634   8,301,995   9,156,180  10,099,856   11,144,164   12,301,991
      % Growth                10.3%       10.3%       10.3%       10.3%        10.3%        10.4%

EXPENSES:

  Basic Programming
    Costs                   979,245   1,123,474   1,287,657   1,474,447    1,686,838    1,928,214
  Pay Programming
    Costs                   330,974     355,558     381,586     409,134      438,283      469,116
  PPV Programming
   Costs                    141,244     176,779     221,033     276,105      344,594      429,712
  Program Guide
    Costs                    14,088      15,281      16,559      17,927       19,390       20,956
  Franchise & License
    Fees                    244,272     269,400     297,118     327,740      361,628      399,200
  Bad Debt Expense           98,838     109,005     120,221     132,611      146,323      161,525
  Technical Expenses        360,358     374,772     389,763     405,354      421,568      438,431
  Production/LO
    Expenses                     -           -           -           -            -            -
  Gen. & Admin
    Expenses                584,510     607,890     632,206     657,494      683,794      711,146
 Marketing Expenses         115,173     127,021     140,090     154,528      170,506      188,220
  Advertising Sales
    Expenses                 42,122      48,326      55,388      63,423       72,559       82,941
                          ---------   ---------   ---------   ---------    ---------    ---------
    Total Expenses        2,910,823   3,207,506   3,541,620   3,918,762    4,345,482    4,829,462

OPERATING CASH FLOW       4,616,811   5,094,489   5,614,560   6,181,094    6,798,682    7,472,529
  % Margin                    61.3%       61.4%       61.3%       61.2%        61.0%        60.7%
  % Growth                    10.5%       10.3%       10.2%       10.1%        10.0%         9.9%

CAPITAL EXPENDITURES:
  Rebuild/Upgrade
    Costs                        -           -           -           -            -            -
  Trunk &
    Distribution Costs      464,129     487,521     512,092     537,901      537,011       593,488
  Make-Ready                  9,105       9,564      10,046      10,552       11,084        11,643
  Fiber Costs - Plant
    and Headend                  -           -           -           -            -              -
  Converters &
    Customer Equipment      166,621     176,354     186,644     197,524      209,026       221,186
  Customer Connect
    Costs                   205,807     223,240     241,908     261,891      283,273       306,145
  Other Technical
    Capital                  68,238      74,019      80,208      86,834       93,923       101,507
  Other Capital              14,194      15,396      16,683      18,061       19,536        21,113
                          ---------   ---------   ---------   ---------    ---------     ---------
    Total Capital
      Expenditures          928,094     986,094   1,047,582   1,112,764    1,181,854     1,255,083

NET CASH FLOW             3,688,717   4,108,395   4,566,978   5,068,330    5,616.827     6,217,446
  % Growth                    11.6%       11.4%       11.2%       11.0%        10.8%         10.7%

VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES
                                BURKE COUNTY, NC
                              REBUILD DCF APPROACH

                                                                   PRO-
                                                      BUDGET      JECTED:
                           ACTUAL  ACTUAL     ACTUAL   ------     ------
PV OF CASH FLOWS:           1994    1995       1996      1997        1998        1999        2000
-----------------          ------  ------     ------    ------      ------      ------      ------
PROJECTED NET CASH FLOW                               -3,733,319  -3,116,526   2,952,707   3,304,509

  Value of Assets in
    Year 10 assuming
    OCG multiple of                             70

  Discount Rate                               17.5%


  PV OF CASH FLOW
    STREAM                               17,181,984
                                                5.6 TIMES RUNNING RATE CASH FLOW
                                                5.2 TIMES PROJECTED CASH FLOW
                                             $1,634 PER SUBSCRIBER





REVENUE ASSUMPTIONS:             2001        2002       2003        2004         2005         2006
--------------------            ------      ------     ------       ------       ------       ------
PROJECTED NET CASH FLOW         3,688,717  4,108,395  4,566,978    5,068,330    5,616,827    6,217,446


  Value of Assets in
    Year 10 assuming
    OCG multiple of                                                                         52,307,705

  Discount Rate

VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                                BURKE COUNTY, NC
                            NO REBUILD DCF APPROACH

                                                          PRO-
                                                 BUDGET  JECTED:
                         ACTUAL  ACTUAL  ACTUAL  ------  ------
REVENUE ASSUMPTIONS:      1994    1995    1996    1997    1998    1999    2000
--------------------     ------  ------  ------  ------  ------  ------  ------
HOMES PASSED:
  Beginning              18,198  18,525  18,745  18,986  19,135  19,326  19,520
  Ending                 18,525  18,745  18,986  19,135  19,326  19,520  19,715
    Change                  327     220     241     149     191     193     195
    % Change               1.8%    1.2%    1.7%    0.8%    1.0%    1.0%    1.0%
  Average                18,362  18,635  18,866  19,061  19,231  19,423  19,617

BASIC SUBSCRIBERS:
  Beginning              11,179  11,124  10,908  10,516  10,760  10,867  10,976
  Ending                 11,124  10,908  10,516  10,760  10,867  10,976  11,086
    Change                  -55    -216    -392     244     108     109     110
    % Change              -0.5%   -1.9%   -4.8%    2.3%    1.0%    1.0%    1.0%
  Average                11,152  11,016  10,712  10,638  10,813  10,922  11,031
  Ending Penetration      60.0%   58.2%   55.4%   56.2%   56.2%   56.2%   56.2%
  Monthly Basic
   Rev/Sub               $28.78  $29.48  $31.08  $34.92  $35.97  $37.05  $38.16
    % Change                       2.4%    5.4%   12.4%    3.0%    3.0%    3.0%

PAY + MINI-PAY UNITS:
  Beginning               8,257   8,987   7,226   4,840   4,664   4,711   4,758
  Ending                  8,987   7,226   4,840   4,664   4,711   4,758   4,806
    Change                  730  -1,761  -2,386    -176      47      47      48
    % Change               8.8%  -19.6%  -44.0%   -3.6%    1.0%    1.0%    1.0%
  Average                 8,622   8,107   6,033   4,752   4,688   4,734   4,782
  Ending Penetration      80.8%   66.2%   46.0%   43.4%   43.4%   43.4%   43.4%
  Monthly Pay
   Rev/Unit               $5.87   $6.13   $6.98   $6.99   $6.99   $6.99   $6.99
    % Change                       4.4%   13.9%    0.1%    0.0%    0.0%    0.0%

PPV REVENUE PER SUB       $0.93   $0.89   $0.81   $1.01   $1.06   $1.11   $1.17
  % Change                        -4.2%   -8.9%   24.8%    5.0%    5.0%    5.0%

ADVERTISING REVENUE
 PER SUB                  $0.89   $0.74   $1.06   $1.20   $1.26   $1.32   $1.39
  % Change                       -16.6%   43.5%   12.8%    5.0%    5.0%    5.0%

OTHER REVENUE PER SUB     $2.83   $2.58   $2.67   $2.53   $2.65   $2.79   $2.93
  % Change                        -9.1%    3.7%   -5.4%    5.0%    5.0%    5.0%

TOTAL REVENUE PER SUB    $37.96  $38.17  $39.50  $42.78  $43.97  $45.30  $46.67
  % Change                         0.6%    3.5%    8.3%    2.8%    3.0%    3.0%



REVENUE ASSUMPTIONS:      2001    2002    2003    2004    2005    2006
--------------------     ------  ------  ------  ------  ------  ------
HOMES PASSED:
  Beginning              19,715  19,912  20,111  20,312  20,515  20,721
  Ending                 19,912  20,111  20,312  20,515  20,721  20,928
    Change                  197     199     201     203     205     207
    % Change               1.0%    1.0%    1.0%    1.0%    1.0%    1.0%
  Average                19,813  20,012  20,212  20,414  20,618  20,824

BASIC SUBSCRIBERS:
  Beginning              11,086  11,197  11,308  11,422  11,536  11,651
  Ending                 11,197  11,308  11,422  11,536  11,651  11,768
    Change                  111     112     113     114     115     117
    % Change               1.0%    1.0%    1.0%    1.0%    1.0%    1.0%
  Average                11,141  11,252  11,365  11,479  11,593  11,709
  Ending Penetration      56.2%   56.2%   56.2%   56.2%   56.2%   56.2%
  Monthly Basic
   Rev/Sub               $39.30  $40.48  $41.70  $42.95  $44.23  $45.56
    % Change               3.0%    3.0%    3.0%    3.0%    3.0%    3.0%

PAY + MINI-PAY UNITS:
  Beginning               4,806   4,854   4,902   4,951   5,001   5,051
  Ending                  4,854   4,902   4,951   5,001   5,051   5,101
    Change                   48      49      49      50      50      51
    % Change               1.0%    1.0%    1.0%    1.0%    1.0%    1.0%
  Average                 4,830   4,878   4,927   4,976   5,026   5,076
  Ending Penetration      43.4%   43.4%   43.4%   43.4%   43.4%   43.4%
  Monthly Pay
   Rev/Unit               $6.99   $6.99   $6.99   $6.99   $6.99   $6.99
    % Change               0.0%    0.0%    0.0%    0.0%    0.0%    0.0%

PPV REVENUE PER SUB       $1.23   $1.29   $1.35   $1.42   $1.49   $1.57
  % Change                 5.0%    5.0%    5.0%    5.0%    5.0%    5.0%

ADVERTISING REVENUE
 PER SUB                  $1.45   $1.53   $1.60   $1.68   $1.77   $1.86
  % Change                 5.0%    5.0%    5.0%    5.0%    5.0%    5.0%

OTHER REVENUE PER SUB     $3.07   $3.23   $3.39   $3.56   $3.74   $3.92
  % Change                 5.0%    5.0%    5.0%    5.0%    5.0%    5.0%

TOTAL REVENUE PER SUB    $48.09  $49.55  $51.07  $52.64  $54.26  $55.94
  % Change                 3.0%    3.1%    3.1%    3.1%    3.1%    3.1%

VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                                BURKE COUNTY, NC
                            NO REBUILD DCF APPROACH

                                                          PRO-
                                                 BUDGET  JECTED:
                         ACTUAL  ACTUAL  ACTUAL  ------  ------
EXPENSE ASSUMPTIONS:      1994    1995    1996    1997    1998    1999    2000
--------------------     ------  ------  ------  ------  ------  ------  ------
BASIC PROGRAMMING
 PER SUB                  $3.27   $3.76   $4.15   $4.86   $5.05   $5.26   $5.47
  % Change                        15.2%   10.4%   17.0%    4.0%    4.0%    4.0%

PAY/MINI-PAY PROG.
 PER UNIT                 $3.68   $3.80   $3.77   $4.66   $4.80   $4.94   $5.09
  % Change                         3.3%   -0.8%   23.5%    3.0%    3.0%    3.0%

PPV PROGRAMMING/
 PPV REVENUE              55.0%   46.6%   57.0%   53.0%   53.0%   53.0%   53.0%

PROGRAM GUIDE COST
 PER SUB                  $0.17   $0.16   $0.17   $0.08   $0.09   $0.09   $0.09
  % Change                        -5.5%    4.6%  -50.0%    4.0%    4.0%    4.0%

FRANCHISE, ACCESS
 FEES/REVENUE              2.3%    3.3%    3.4%    3.2%    3.2%    3.2%    3.2%

BAD DEBT EXPENSE/
 REVENUE                   1.4%    1.4%    1.1%    1.3%    1.3%    1.3%    1.3%

TECHNICAL EXP.
 GROWTH                          -13.9%  -11.0%   -7.8%    4.0%    4.0%    4.0%

PRODUCTION/LO EXPENSE
  GROWTH                         -99.0% -100.0%    4.0%    4.0%    4.0%    4.0%

GEN. & ADMIN.
 EXPENSE GROWTH                   -6.8%   10.8%    6.0%    4.0%    4.0%    4.0%

MARKETING EXP/
 REVENUE                   2.2%    1.6%    1.4%    1.5%    1.5%    1.5%    1.5%

AD SALES EXP/
 AD REVENUE               60.0%   38.8%   26.0%   17.3%   17.3%   17.3%   17.3%



EXPENSE ASSUMPTIONS:      2001    2002    2003    2004    2005    2006
--------------------     ------  ------  ------  ------  ------  ------
BASIC PROGRAMMING
 PER SUB                  $5.68   $5.91   $6.15   $6.39   $6.65   $6.92
  % Change                 4.0%    4.0%    4.0%    4.0%    4.0%    4.0%

PAY/MINI-PAY PROG.
 PER UNIT                 $5.24   $5.40   $5.56   $5.73   $5.90   $6.08
  % Change                 3.0%    3.0%    3.0%    3.0%    3.0%    3.0%

PPV PROGRAMMING/
 PPV REVENUE              53.0%   53.0%   53.0%   53.0%   53.0%   53.0%

PROGRAM GUIDE COST
 PER SUB                  $0.10   $0.10   $0.10   $0.11   $0.11   $0.12
  % Change                 4.0%    4.0%    4.0%    4.0%    4.0%    4.0%

FRANCHISE, ACCESS
 FEES/REVENUE              3.2%    3.2%    3.2%    3.2%    3.2%    3.2%

BAD DEBT EXPENSE/
 REVENUE                   1.3%    1.3%    1.3%    1.3%    1.3%    1.3%

TECHNICAL EXP.
 GROWTH                    4.0%    4.0%    4.0%    4.0%    4.0%    4.0%

PRODUCTION/LO
 EXPENSE GROWTH            4.0%    4.0%    4.0%    4.0%    4.0%    4.0%

GEN. & ADMIN.
 EXPENSE GROWTH            4.0%    4.0%    4.0%    4.0%    4.0%    4.0%

MARKETING EXP/
 REVENUE                   1.5%    1.5%    1.5%    1.5%    1.5%    1.5%

AD SALES EXP/
 AD REVENUE               17.3%   17.3%   17.3%   17.3%   17.3%   17.3%

VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                                BURKE COUNTY, NC
                            NO REBUILD DCF APPROACH

                                                        PRO-
                                              BUDGET   JECTED:
CAPITAL              ACTUAL   ACTUAL  ACTUAL  -------  -------
EXPENDITURES:         1994     1995    1996    1997     1998     1999     2000
----------------     ------   ------  ------  -------  -------  -------  -------
MILES OF PLANT:
  Beginning          708.49   723.89  726.78   731.12   739.10   746.49   753.96
  Ending             723.89   726.78  731.12   739.10   746.49   753.96   761.50
   Change             15.40     2.89    4.34     7.98     7.39     7.46     7.54
   Average           716.19   725.34  728.95   735.11   742.80   750.22   757.73
   Homes/Mile          25.6     25.8    26.0     25.9     25.9     25.9     25.9

CONVERTERS:
  Beginning          15,950   16,269  15,938   15,346   15,414   15,568   15,724
  Ending             16,269   15,938  15,346   15,414   15,568   15,724   15,881
   Change               319    (331)   (592)       68      154      156      157
   Average           16,110   16,104  15,642   15,380   15,491   15,646   15,803
  Ending
   Penetration       145.9%   144.7%  143.3%   143.3%   143.3%   143.3%   143.3%
--------------------------------------------------------------------------------
REBUILD CAPITAL:
  UG Miles,
   % Rebuilt                           262.4    74.0%
  Aerial Miles,
   % Rebuilt                           468.7    74.0%
TOTAL REBUILD COSTS:

  Plant Rebuild Cost
   /UG Mile                          $    -         0        0        0
  Plant Rebuild Cost
   /Aerial Mile                      $    -         0        0        0

  Other Non-Plant
   Rebuild Costs                       17.5%        0        0        0
--------------------------------------------------------------------------------

TRUNK & DISTRIBUTION/
  NEW MILE
  (3-Year average)                   $30,721  $52,100  $54,184  $56,351  $58,605

MAKE-READY/MILE    $  6.74  $361.64  $ 20.26  $ 10.17  $ 10.58  $ 11.00  $ 11.44

CONV. & CUST.
  EQUIP/NEW
  CONVERTER        $281.81  $   -    $   -    $855.00  $200.00  $208.00  $216.32

CUST. CONNECT
  COSTS/SUB         $14.34   $12.97   $23.86   $14.50   $15.08   $15.68   $16.31

OTHER TECHNICAL
  CAPITAL/SUB        $7.35    $3.90    $2.29   $12.50    $5.00    $5.20    $5.41

OTHER CAPITAL/
  SUB                $3.80    $1.24    $0.87    $1.00    $1.04    $1.08    $1.12


CAPITAL
EXPENDITURES:         2001     2002    2003    2004     2005     2006
----------------     ------   ------  ------  -------  -------  -------
MILES OF PLANT:
  Beginning          761.50   769.11  776.80   784.57   792.42   800.34
  Ending             769.11   776.80  784.57   792.42   800.34   808.34
   Change              7.61     7.69    7.77     7.85     7.92     8.00
   Average           765.30   772.96  780.69   788.49   796.38   804.34
   Homes/Mile          25.9     25.9    25.9     25.9     25.9     25.9

CONVERTERS:
  Beginning          15,881   16,040  16,201   16,363   16,526   16,691
  Ending             16,040   16,201  16,363   16,526   16,691   16,858
   Change               159      160     162      164      165      167
   Average           15,961   16,120  16,282   16,444   16,609   16,775
  Ending
   Penetration       143.3%   143.3%  143.3%   143.3%   143.3%   143.3%
------------------------------------------------------------------------
REBUILD CAPITAL:
  UG Miles,
   % Rebuilt
  Aerial Miles,
   % Rebuilt
TOTAL REBUILD COSTS:
                          0
  Plant Rebuild Cost
   /UG Mile
  Plant Rebuild Cost
   /Aerial Mile

TRUNK & DISTRIBUTION/
  NEW MILE
  (3-Year average) $60,950  $63,388  $65,923  $68,560  $71,302  $74,155

MAKE-READY/MILE     $11.90   $12.37   $12.87   $13.38   $13.92   $14.48

CONV. & CUST.
  EQUIP/NEW
  CONVERTER        $224.97  $233.97  $243.33  $253.06  $263.19  $273.71

CUST. CONNECT
  COSTS/SUB         $16.96   $17.64   $18.35   $19.08   $19.84   $20.64

OTHER TECHNICAL
  CAPITAL/SUB        $5.62    $5.85    $6.08    $6.33    $6.58    $6.84

OTHER CAPITAL/
  SUB                $1.17    $1.22    $1.27    $1.32    $1.37    $1.42

VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                                BURKE COUNTY, NC
                            NO REBUILD DCF APPROACH

                                                                    BUDGET    PROJECTED:
                                    ACTUAL     ACTUAL     ACTUAL   ---------  ---------
CASH FLOW PROJECTIONS:               1994       1995       1996       1997       1998       1999      2000
                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------
REVENUE:
 Basic & Equipment Revenue        3,851,328  3,896,819  3,994,545  4,457,585  4,667,108  4,855,193  5,050,857
 Pay and Mini-Pay Revenue           607,709    596,715    505,682    398,720    393,306    397,239    401,212
 PPV Revenue                        124,007    117,381    103,952    128,782    137,453    145,769    154,588
 Advertising Revenue                118,635     97,750    136,363    152,752    163,038    172,901    183,362
 Other Revenue                      378,328    337,278    337,254    322,738    344,469    365,310    387,411
                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Revenue                   5,080,007  5,045,943  5,077,796  5,460,578  5,705,375  5,936,413  6,177,430
     % Growth                                    -0.7%       0.6%       7.5%       4.5%       4.0%       4.1%

EXPENSES:
 Basic Programming Costs            436,931    497,181    533,833    620,259    655,719    688,767    723,481
 Pay Programming Costs              381,017    370,035    273,126    265,697    269,952    280,831    292,149
 PPV Programming Costs               68,247     54,746     59,250     68,254     72,850     77,258     81,932
 Program Guide Costs                 22,404     20,904     21,264     10,558     11,162     11,725     12,315
 Franchise & License Fees           118,437    165,668    171,423    177,196    185,139    192,637    200,458
 Bad Debt Expense                    72,445     68,861     54,212     71,697     74,912     77,945     81,110
 Technical Expenses                 435,746    375,189    333,914    308,036    320,357    333,171    346,498
 Production/LO Expenses              18,135        186          0        -          -          -          -
 Gen. & Admin. Expenses             456,423    425,383    471,360    499,642    519,627    540,412    562,029
 Marketing Expenses                 111,226     78,452     69,718     83,547     87,292     90,827     94,515
 Advertising Sales Expenses          71,179     37,908     35,442     26,426     28,206     29,912     31,722
                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Expenses                  2,192,190  2,094,513  2,023,542  2,131,313  2,225,216  2,323,485  2,426,207

OPERATING CASH FLOW               2,887,817  2,951,430  3,054,254  3,329,265  3,480,159  3,612,928  3,751,223
 % Margin                             56.8%      58.5%      60.1%      61.0%      61.0%      60.9%      60.7%
 % Growth                                         2.2%       3.5%       9.0%       4.5%       3.8%       3.8%

CAPITAL EXPENDITURES:
 Rebuild/Upgrade Costs                  -          -          -          -          -          -          -
 Trunk & Distribution Costs         250,180    242,159    202,880    415,758    400,474    420,658    441,859
 Make-Ready                           4,827    262,308     14,772      7,476      7,856      8,252      8,668
 Fiber Costs-Plant & Headend            -      894,758      6,607        -          -          -          -
 Converters & Customer Equipment     89,898    147,127     23,493     58,344     30,828     32,382     34,014
 Customer Connect Costs             159,918    142,876    255,602    154,248    163,067    171,285    179,918
 Other Technical Capital             81,966     42,919     24,541    132,973     54,067     56,792     59,654
 Other Capital                       42,395     13,663      9,329    364,638     11,246     11,813     12,408
                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Total Capital Expenditures      629,184  1,745,810    537,224  1,133,437    667,538    701,182    736,522

NET CASH FLOW                     2,258,633  1,205,620  2,517,030  2,195,828  2,812,620  2,911,745  3,014,701
  % Growth                                                                        28.1%       3.5%       3.5%

CASH FLOW PROJECTIONS:              2001        2002      2003        2004      2005       2006
                                  ---------  ---------  ---------  ---------  ---------  ---------
REVENUE:
 Basic & Equipment Revenue        5,254,407  5,466,159  5,686,445  5,915,609  6,154,008  6,402,015
 Pay and Mini-Pay Revenue           405,224    409,276    413,369    417,503    421,678    425,894
 PPV Revenue                        163,941    173,859    184,378    195,533    207,363    219,908
 Advertising Revenue                194,455    206,220    218,696    231,927    245,959    260,839
 Other Revenue                      410,849    435,706    462,066    490,021    519,667    551,107
                                  ---------  ---------  ---------  ---------  ---------  ---------
  Total Revenue                   6,428,876  6,691,220  6,964,954  7,250,593  7,548,674  7,859,763
     % Growth                          4.1%       4.1%       4.1%       4.1%       4.1%       4.1%

EXPENSES:
 Basic Programming Costs            759,944    798,245    838,477    880,736    925,125    971,752
 Pay Programming Costs              303,922    316,170    328,912    342,167    355,956    370,301
 PPV Programming Costs               86,889     92,146     97,720    103,632    109,902    116,551
 Program Guide Costs                 12,936     13,588     14,273     14,992     15,748     16,542
 Franchise & License Fees           208,617    217,130    226,013    235,282    244,954    255,049
 Bad Debt Expense                    84,411     87,856     91,450     95,200     99,114    103,199
 Technical Expenses                 360,358    374,772    389,763    405,354    421,568    438,431
 Production/LO Expenses                 -          -          -          -          -          -
 Gen. & Admin. Expenses             584,510    607,890    632,206    657,494    683,794    711,146
 Marketing Expenses                  98,362    102,376    106,564    110,934    115,495    120,254
 Advertising Sales Expenses          33,641     35,676     37,834     40,123     42,551     45,125
                                  ---------  ---------  ---------  ---------  ---------  ---------
  Total Expenses                  2,533,590  2,645,850  2,763,212  2,885,916  3,014,208  3,148,350

OPERATING CASH FLOW               3,895,286  4,045,371  4,201,742  4,364,677  4,534,466  4,711,413
 % Margin                             60.6%      60.5%      60.3%      60.2%      60.1%      59.9%
 % Growth                              3.8%       3.9%       3.9%       3.9%       3.9%       3.9%

CAPITAL EXPENDITURES:
 Rebuild/Upgrade Costs                  -          -          -          -          -          -
 Trunk & Distribution Costs         464,129    487,521    512,092    537,901    565,011    593,488
 Make-Ready                           9,105      9,564     10,046     10,552     11,084     11,643
 Fiber Costs-Plant & Headend            -          -          -          -          -          -
 Converters & Customer Equipment     35,729     37,529     39,421     41,408     43,495     45,687
 Customer Connect Costs             188,986    198,511    208,516    219,025    230,064    241,659
 Other Technical Capital             62,661     65,819     69,136     72,621     76,281     80,126
 Other Capital                       13,033     13,690     14,380     15,105     15,866     16,666
                                  ---------  ---------  ---------  ---------  ---------  ---------
    Total Capital Expenditures      773,643    812,634    853,591    896,612    941,801    989,268

NET CASH FLOW                     3,121,643  3,232,736  3,348,151  3,468,065  3,592,665  3,722,145
  % Growth                             3.5%       3.6%       3.6%       3.6%       3.6%       3.6%

VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                                BURKE COUNTY, NC
                            NO REBUILD DCF APPROACH

                                                                      PRO-
                                                          BUDGET    JECTED:
                         ACTUAL     ACTUAL     ACTUAL   ---------  ---------
PV OF CASH FLOWS          1994       1995       1996       1997       1998       1999       2000
----------------       ---------  ---------  ---------  ---------  ---------  ---------  ---------
PROJECTED NET
  CASH FLOW                                             2,195,828  2,812,620  2,911,745  3,014,701

  Value of Assets
   in Year 10
   assuming OCF
   multiple of                                     7.0

  Discount Rate                                  17.5%

  PV OF CASH
   FLOW STREAM                              20,100,147

                                                   6.6 TIMES RUNNING RATE CASH FLOW
                                                   6.0 TIMES PROJECTED CASH FLOW
                                                $1,911 PER SUBSCRIBER



PV OF CASH FLOWS          2001       2002       2003       2004       2005       2006
----------------       ---------  ---------  ---------  ---------  ---------  ----------
PROJECTED NET
  CASH FLOW            3,121,643  3,232,736  3,348,151  3,468,065  3,592,665   3,722,145

  Value of Assets
   in Year 10
   assuming OCF
   multiple of                                                                32,979,893

  Discount Rate



                                    FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

      CASH FLOW MULTIPLE AND ADJUSTED CASH FLOW MULTIPLE APPROACHES

            As discussed previously, the Cable System generated revenue of $5,077,796 and operating cash flow of $3,054,254 in 1996, for an actual operating cash flow margin of 60.1%.

            The current operating cash flow multiples indicated by the market range from 6 to 11 times, based on transactions which have been announced in recent months. In order to determine the respective appropriate cash flow multiples to apply to the cash flow and to the adjusted cash flow of the Cable System, the following factors must be considered:

         o The Cable System has experienced a decline in basic subscribers due to competition in overbuilt areas as well as the technical inability of the system to add channels and new services commensurate with recent rate increases.

         o The cable plant needs to be rebuilt, as the 330 MHz plant has no room to add the programming needed to keep up with competition. Partnership management has estimated that a rebuild would cost in excess of $11,000,000.

         o The current rates of the Cable System are relatively high given the level of service provided in each system, and the presence of direct competition in the overbuilt portion of the service area.

         o The operating cash flow margin approximates 60 percent, a very high level by industry standards, leaving little perceived potential for improvement by a buyer. A typical buyer would likely discount this margin in determining the potential cash flow that such a buyer would be able to consistently generate from this Cable System.

      Based on these factors, as well as on CEA's recent experience in the cable system transaction market, it is CEA's opinion that the following cash flow multiples are appropriate in valuing the Cable System:

                  Operating Cash Flow Multiple              6.5
                  Adjusted Operating Cash Flow Multiple     7.0

            Applying these multiples respectively to the actual operating cash flow and to the adjusted operating cash flow of the Cable System yields the following calculations:

      Cash Flow Multiple Approach:
      ---------------------------
              Actual Operating Cash Flow        $  3,054,254
              Operating Cash Flow Multiple     x         6.5
                                                ------------
              Value Indication                  $ 19,852,651

                                    FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

      Adjusted Cash Flow Multiple Approach:

              Actual Revenue                     $ 5,077,796
              Adjusted Margin                  x         50%
                                                 -----------
              Adjusted Operating Cash Flow       $ 2,538,898
              Operating Cash Flow Multiple     x         7.0
                                                 -----------
              Value Indication                   $17,772,286

      SUBSCRIBER MULTIPLE APPROACH

              Based on CEA's recent experience in the cable system transaction market, it is CEA's opinion that a buyer would expect the typical cable system to generate just over $33.00 per month in total revenue, operate at a 50% cash flow margin, and be valued at approximately 9 times this operating cash flow. Based on these parameters, a buyer would be willing to pay approximately $1,800 per subscriber for this typical cable system. Applying this per-subscriber value to the subject Cable System results in the following calculation:

              Basic Subscribers                       10,516
              Per Subscriber Multiple          x $     1,800
                                                 -----------
              Value Indication                   $18,928,800

      REBUILD CASH FLOW MULTIPLE APPROACH

            Based on CEA's recent experience in the cable system transaction market, it is CEA's opinion that a typical fully-rebuilt, state-of-the-art cable system could reasonably be expected to sell, on average, for approximately 10.5 times operating cash flow. For cable systems in need of rebuild, a buyer would likely be willing to pay approximately 10.5 times operating cash flow less the cost of the rebuild. Therefore, to estimate the value of the Cable System using the Rebuild Cash Flow Multiple Approach, CEA multiplied 1996 operating cash flow by 10.5 and subtracted the estimated cost to rebuild the Cable System, as follows:

            1996 Operating Cash Flow                 $  3,054,254
            Rebuild Operating Cash Flow Multiple  x          10.5
                                                     ------------
            Value of System After Rebuild              32,069,667
            less: Cost of Rebuild                     (11,449,000)
                                                     ------------
            Value Indication                         $ 20,620,667

                                    FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

VALUE CONCLUSIONS -- BURKE COUNTY, NC

      CEA used two variations of the discounted cash flow approach, and four variations of the market approach to determine six indications of the value of the Cable System. These value indications are summarized as follows:


      Rebuild DCF Approach                            $ 17,181,984
      No Rebuild DCF Approach                         $ 20,100,147
      Cash Flow Multiple Approach                     $ 19,852,651
      Adjusted Cash Flow Multiple Approach            $ 17,772,286
      Subscriber Multiple Approach                    $ 18,982,800
      Rebuild Cash Flow Multiple Approach             $ 20,620,667

      VALUE CONCLUSION                                $ 19,000,000

      Therefore, based on this analysis, it is CEA's opinion that, as of December 31, 1996, the fair market value of the Burke County, NC Cable System is $19,000,000.

                                  FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

                                   REDMOND, OR

SYSTEM OVERVIEW -- REDMOND, OR

      SYSTEM DESCRIPTION

            The Partnership owns the Cable System that serves Redmond, Oregon, as well as portions of Deschutes County, Oregon. As of December 31, 1996, the Cable System passed 7,252 homes with 170 miles of plant, and served 3,516 basic subscribers from one headend. Relevant subscriber statistics as of December 31, 1996 are displayed in the following table.

                        Homes         Basic        Basic      Pay       Pay
      As of 12/31/96    Passed     Subscribers  Penetration  Units   Penetration
      --------------    ------     -----------  -----------  -----   -----------
      Redmond, OR        7,252          3,516        48.5%    777      22.1%

            The Cable System operates at 270 MHz, 32-channel capacity, and offers 32 channels of programming.

      HOME AND SUBSCRIBER GROWTH

            During the past few years, the Cable System has experienced strong home growth, but basic subscribers have declined due to competition from an MMDS operator in nearby Bend, Oregon. The Company's home and subscriber growth history is displayed below.

                                1994       1995        1996     CAGR 94-96
                                ----       ----        ----     ----------
         Homes Passed          6,487       6,681       7,252        5.7%
         Basic Subscribers     4,062       3,833       3,516       -7.0%

      FINANCIAL SUMMARY

            For the year ended December 31, 1996, the Redmond, OR Cable System generated total revenue of $1,561,601 and operating cash flow of $928,970, resulting in a 59.5% operating cash flow margin.

                                    FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

VALUATION -- REDMOND, OR

      DISCOUNTED CASH FLOW APPROACHES

            Financial projections, including all assumptions regarding operations and future capital expenditures, relating to the Rebuild DCF Approach and to the No Rebuild DCF Approach are displayed on the following ten pages. These projections were prepared by CEA based on certain information provided by the Partnership, including, but not limited to, the Partnership's 1997 budget for the Cable System.

            The discount rate used in this analysis was derived using a weighted average cost of capital. Based on CEA's recent experience in the cable system transaction market, it is CEA's opinion that equity investors in cable systems would likely require a 25 percent return in order to justify the equity investment. Additionally, based on CEA's recent experience in raising debt financing for cable operators, a lender would likely charge an interest rate of approximately 10 percent and would likely be willing to lend up to 50 percent of asset value at that rate. Thus, the likely weighted average cost of capital for the subject Cable System can be calculated as follows:

            50 percent debt at a rate of 10%     = .50   x  10%   =   5.0%
            50 percent equity at a rate of 25%   = .50   x  25%   =  12.5%

            Total Cost of Capital                =        17.5%

            The terminal value of the Cable System was calculated as the price at which the cable assets might sell at the end of the ten-year projection period, based on a multiple of the operating cash flow of the Cable System at that time. The cash flow multiple used reflects the expected growth of cash flow in the Cable System after year ten, as well as the return on debt and equity capital that would likely be required by investors at that time given the expected risk of the investment at that time.

            Based on the calculations displayed on the following pages, the discounted cash flow approaches indicate fair market values for the Cable System as follows:

            Rebuild DCF Approach                $6,132,648
            No Rebuild DCF Approach             $6,218,514

VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                                  REDMOND, OR
                              REBUILD DCF APPROACH

                                                          PRO-
                                                 BUDGET  JECTED:
                         ACTUAL  ACTUAL  ACTUAL  ------  ------
REVENUE ASSUMPTIONS:      1994    1995    1996    1997    1998    1999    2000
--------------------     ------  ------  ------  ------  ------  ------  ------
HOMES PASSED:
  Beginning               6,171   6,487   6,681   7,252   9,562   9,896  10,243
  Ending                  6,487   6,681   7,252   9,562   9,896  10,243  10,601
    Change                  316     194     571   2,310     335     346     358
    % Change               5.1%    3.0%   11.4%   31.9%    3.5%    3.5%    3.5%
  Average                 6,329   6,584   6,967   8,407   9,729  10,070  10,422

BASIC SUBSCRIBERS:
  Beginning               4,046   4,062   3,833   3,516   4,614   4,775   5,147
  Ending                  4,062   3,833   3,516   4,614   4,775   5,147   5,539
    Change                   16    -229    -317   1,098     161     372     392
    % Change               0.4%   -5.6%  -11.0%   31.2%    3.5%    7.8%    7.6%
  Average                 4,054   3,948   3,675   4,065   4,694   4,961   5,343
  Ending Penetration      62.6%   57.4%   48.5%   48.3%   48.3%   50.3%   52.3%

  Monthly Basic Rev/Sub  $28.26  $28.33  $30.52  $30.64  $31.56  $33.14  $34.79
    % Change                       0.3%    7.7%    0.4%    3.0%    5.0%    5.0%

PAY + MINI-PAY UNITS:
  Beginning               1,130   1,336   1,043     777     946     979   1,055
  Ending                  1,336   1,043     777     946     979   1,055   1,136
    Change                  206    -293    -266     169      33      76      80
    % Change              18.2%  -21.9%  -34.0%   21.7%    3.5%    7.8%    7.6%
  Average                 1,233   1,190     910     861     962   1,017   1,095
  Ending Penetration      32.9%   27.2%   22.1%   20.5%   20.5%   20.5%   20.5%

  Monthly Pay Rev/Unit    $6.42   $7.15   $6.82   $5.60   $5.60   $5.60   $5.60
    % Change                      11.3%   -4.5%  -18.0%    0.0%    0.0%    0.0%

PPV REVENUE PER SUB       $   -   $   -   $   -   $   -   $   -   $   -   $   -
  % Change                         0.0%    0.0%    0.0%    0.0%    0.0%    0.0%

ADVERTISING REVENUE
  PER SUB                 $1.62   $1.47   $1.52   $1.41   $1.48   $1.63   $1.79
  % Change                        -9.6%    4.1%   -7.5%    5.0%   10.0%   10.0%

OTHER REVENUE PER SUB     $1.38   $1.38   $1.76   $1.34   $1.41   $1.55   $1.71
  % Change                        -0.4%   27.5%  -23.5%    5.0%   10.0%   10.0%

TOTAL REVENUE PER SUB    $33.22  $33.29  $35.42  $34.58  $35.60  $37.47  $39.44
  % Change                         0.2%    6.4%   -2.4%    2.9%    5.2%    5.3%




REVENUE ASSUMPTIONS:      2001    2002    2003    2004    2005     2006
--------------------     ------  ------  ------  ------  ------   ------
HOMES PASSED:
  Beginning              10,601  10,972  11,356  11,754  12,165   12,591
  Ending                 10,972  11,356  11,754  12,165  12,591   13,032
    Change                  371     384     397     411     426      441
    % Change               3.5%    3.5%    3.5%    3.5%    3.5%     3.5%
  Average                10,787  11,164  11,555  11,960  12,378   12,811

BASIC SUBSCRIBERS:
  Beginning               5,539   5,952   6,388   6,847    7,330   7,838
  Ending                  5,952   6,388   6,847   7,330    7,838   8,373
    Change                  413     435     459     483      508     535
    % Change               7.5%    7.3%    7.2%    7.1%     6.9%    6.8%
  Average                 5,746   6,170   6,617   7,088    7,584   8,105
  Ending Penetration      54.3%   56.3%   58.3%   60.3%    62.3%   64.3%

  Monthly Basic Rev/Sub  $36.53  $38.36  $40.28  $42.29   $44.41  $46.63
    % Change               5.0%    5.0%    5.0%    5.0%     5.0%    5.0%

PAY + MINI-PAY UNITS:
  Beginning               1,136   1,220   1,310   1,404    1,503   1,607
  Ending                  1,220   1,310   1,404   1,503    1,607   1,716
    Change                   85      89      94      99      104     110
    % Change               7.5%    7.3%    7.2%    7.1%     6.9%    6.8%
  Average                 1,178   1,265   1,357   1,453    1,555   1,662
  Ending Penetration      20.5%   20.5%   20.5%   20.5%    20.5%   20.5%

  Monthly Pay Rev/Unit    $5.60   $5.60   $5.60   $5.60    $5.60   $5.60
    % Change               0.0%    0.0%    0.0%    0.0%     0.0%    0.0%

PPV REVENUE PER SUB       $   -   $   -   $   -   $   -    $   -   $   -
  % Change                 0.0%    0.0%    0.0%    0.0%     0.0%    0.0%

ADVERTISING REVENUE
  PER SUB                 $1.97   $2.17   $2.39   $2.62    $2.89   $3.17
  % Change                10.0%   10.0%   10.0%   10.0%    10.0%   10.0%

OTHER REVENUE PER SUB     $1.88   $2.07   $2.27   $2.50    $2.75   $3.03
  % Change                10.0%   10.0%   10.0%   10.0%    10.0%   10.0%

TOTAL REVENUE PER SUB    $41.53  $43.74  $46.09  $48.57   $51.19  $53.98
  % Change                 5.3%    5.3%    5.4%    5.4%     5.4%    5.4%


VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                                  REDMOND, OR
                              REBUILD DCF APPROACH

                                                          PRO-
                                                 BUDGET  JECTED:
                         ACTUAL  ACTUAL  ACTUAL  ------  ------
EXPENSE ASSUMPTIONS:      1994    1995    1996    1997    1998    1999    2000
--------------------     ------  ------  ------  ------  ------  ------  ------
BASIC PROGRAMMING
  PER SUB                 $2.98   $3.51   $3.34   $4.34   $4.51   $4.96   $5.46
    % Change                      17.7%   -4.9%   30.0%    4.0%   10.0%   10.0%

PAY/MINI-PAY PROG.
  PER UNIT                $4.88   $5.52   $4.99   $4.69   $4.83   $4.98   $5.13
    % Change                      13.2%   -9.5%   -6.0%    3.0%    3.0%    3.0%

PPV PROGRAMMING/
  PPV REVENUE              0.0%    0.0%    0.0%   55.0%   55.0%   55.0%   55.0%

PROGRAM GUIDE COST
  PER SUB                 $0.08   $0.10   $0.15   $0.04   $0.04   $0.04   $0.04
  % Change                        20.5%   50.8%  -75.0%    4.0%    4.0%    4.0%

FRANCHISE, ACCESS FEES/
  REVENUE                  2.7%    2.6%    2.7%    2.7%    2.7%    2.7%    2.7%

BAD DEBT EXPENSE/REVENUE   1.3%    1.4%    1.3%    1.5%    1.5%    1.5%    1.5%

TECHNICAL EXP. GROWTH             19.2%  -42.1%   87.0%    4.0%    4.0%    4.0%

PRODUCTION/LO EXPENSE
  GROWTH                        #DIV/01  162.3%   17.5%    4.0%    4.0%    4.0%

GEN. & ADMIN. EXPENSE
  GROWTH                         -14.5%   -1.6%   16.5%    4.0%    4.0%    4.0%

MARKETING EXP./REVENUE     2.5%    2.3%    3.2%    2.2%    2.2%    2.2%    2.2%

AD SALES EXP./AD REVENUE  45.9%   48.9%   77.7%   66.0%   66.0%   66.0%   66.0%


EXPENSE ASSUMPTIONS:      2001    2002    2003    2004    2005    2006
--------------------     ------  ------  ------  ------  ------  ------
BASIC PROGRAMMING
  PER SUB                 $6.00   $6.61   $7.27   $7.99   $8.79   $9.67
    % Change              10.0%   10.0%   10.0%   10.0%   10.0%   10.0%

PAY/MINI-PAY PROG.
  PER UNIT                $5.28   $5.44   $5.61   $5.77   $5.95   $6.12
    % Change               3.0%    3.0%    3.0%    3.0%    3.0%    3.0%

PPV PROGRAMMING/
  PPV REVENUE             55.0%   55.0%   55.0%   55.0%   55.0%   55.0%

PROGRAM GUIDE COST
  PER SUB                 $0.04   $0.05   $0.05   $0.05   $0.05   $0.05
  % Change                 4.0%    4.0%    4.0%    4.0%    4.0%    4.0%

FRANCHISE, ACCESS FEES/
  REVENUE                  2.7%    2.7%    2.7%    2.7%    2.7%    2.7%

BAD DEBT EXPENSE/REVENUE   1.5%    1.5%    1.5%    1.5%    1.5%    1.5%

TECHNICAL EXP. GROWTH      4.0%    4.0%    4.0%    4.0%    4.0%    4.0%

PRODUCTION/LO EXPENSE
  GROWTH                   4.0%    4.0%    4.0%    4.0%    4.0%    4.0%

GEN. & ADMIN. EXPENSE
  GROWTH                   4.0%    4.0%    4.0%    4.0%    4.0%    4.0%

MARKETING EXP./REVENUE     2.2%    2.2%    2.2%    2.2%    2.2%    2.2%

AD SALES EXP./AD REVENUE  66.0%   66.0%   66.0%   66.0%   66.0%   66.0%

VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                                  REDMOND, OR
                              REBUILD DCF APPROACH

                                                           PRO-
                                                 BUDGET   JECTED:
                         ACTUAL  ACTUAL  ACTUAL  ------   ------
CAPITAL EXPENDITURES:     1994    1995    1996    1997     1998     1999     2000
--------------------     ------  ------  ------  ------   ------   ------   ------
MILES OF PLANT:
  Beginning              136.43  136.43  162.00  170.00   198.90   205.86   213.07
  Ending                 136.43  162.00  170.00  198.90   205.86   213.07   220.52
    Change                    -   25.57    8.00   28.90     6.96     7.21     7.46
    Average              136.43  149.22  166.00  184.45   202.38   209.46   216.80
    Homes/Mile             47.5    41.2    42.7    48.1     48.1     48.1     48.1

CONVERTERS:
  Beginning               1,792   1,479   1,238   1,050    1,384    1,433    1,544
  Ending                  1,479   1,238   1,050   1,384    1,433    1,544    1,662
    Change                 (313)   (241)   (188)    334       48      112      118
    Average               1,636   1,359   1,144   1,217    1,408    1,488    1,603
  Ending Penetration      36.5%   31.4%   28.6%   30.0%    30.0%    30.0%    30.0%

REBUILD CAPITAL:
  UG Miles                                54.00
  Aerial Miles                           116.00

  Cost/UG Mile                          $22,500
  Cost/Aerial Mile                      $15,500

  Other Rebuild Costs                  $527,275

TRUNK & DISTRIBUTION/
  NEW MILE                              $25,056 $27,500  $28,600  $29,744  $30,934
    (3-YEAR AVERAGE)

MAKE-READY/MILE          $15.51  $   -  $201.66  $38.00   $39.52   $41.10   $42.74

CONV. & CUST. EQUIP./
 NEW CONVERTER                                  $160.00  $166.00  $173.06  $179.98

CUST. CONNECT COSTS/SUB  $12.44  $18.14  $29.16  $18.00   $18.72   $19.47   $20.25

OTHER TECHNICAL CAPITAL/
  SUB                     $6.24   $4.65  $16.82  $16.00   $16.64   $17.31   $18.00

OTHER CAPITAL/SUB         $5.07   $2.34   $6.57   $1.50    $1.56    $1.62    $1.69

CAPITAL EXPENDITURES:     2001    2002    2003    2004    2005    2006
--------------------     ------  ------  ------  ------  ------  ------
MILES OF PLANT:
  Beginning              220.52  228.24  236.23  244.50  253.06  253.06
  Ending                 228.24  236.23  244.50  253.06  261.91  271.08
    Change                 7.72    7.99    8.27    8.56    8.86    9.17
    Average              224.38  232.24  240.36  248.78  257.48  266.50
    Homes/Mile             48.1    48.1    48.1    48.1    48.1    48.1

CONVERTERS:
  Beginning               1,662   1,786   1,916   2,054   2,199   2,351
  Ending                  1,786   1,916   2,054   2,199   2,351   2,512
    Change                  124     131     138     145     153     160
    Average               1,724   1,851   1,985   2,126   2,275   2,432
  Ending Penetration      30.0%   30.0%   30.0%   30.0%   30.0%   30.0%

TRUNK & DISTRIBUTION/
  NEW MILE              $32,171 $33,458 $34,796 $36,188 $37,636 $39,141
    (3-YEAR AVERAGE)

MAKE-READY/MILE          $44.45  $46.23  $48.08  $50.01  $52.01  $54.09

CONV. & CUST. EQUIP./
 NEW CONVERTER          $187.18 $194.66 $202.45 $210.55 $218.97 $227.73

CUST. CONNECT COSTS/SUB  $21.06  $21.90  $22.78  $23.69  $24.63  $25.62

OTHER TECHNICAL CAPITAL/
  SUB                    $18.72  $19.47  $20.25  $21.05  $21.90  $22.77

OTHER CAPITAL/SUB         $1.75   $1.82   $1.90   $1.97   $2.05   $2.13

VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                                  REDMOND, OR
                              REBUILD DCF APPROACH

                                                                                 PRO-
                                                                    BUDGET      JECTED:
                                ACTUAL      ACTUAL      ACTUAL      ------      ------
CASH FLOW PROJECTIONS:           1994        1995        1996        1997        1998        1999        2000
----------------------          ------      ------      ------      ------      ------      ------      ------
REVENUE:
  Basic & Equipment Revenue    1,374,689   1,342,223   1,345,692   1,494,575   1,777,821   1,972,778   2,230,949
  Pay and Mini-Pay Revenue        94,969     102,010      74,521      57,843      64,621      68,293      73,553
  PPV Revenue                          -           -           -           -           -           -           -
  Advertising Revenue             78,866      69,408      67,240      68,803      83,432      96,989     114,905
  Other Revenue                   67,456      63,419      74,148      65,577      79,519      92,441     109,516
                               ---------   ---------   ---------   ---------   ---------   ---------   ---------
    Total Revenue              1,615,980   1,577,060   1,561,601   1,686,797   2,005,393   2,230,501   2,528,923
      % Growth                                 -2.4%       -1.0%        8.0%       18.9%       11.2%       13.4%

EXPENSES:
  Basic Programming Costs        145,095     166,294     147,138     211,596     254,140     295,438     350,011
  Pay Programming Costs           72,138      78,767      54,532      48,522      55,834      60,777      67,421
  PPV Programming Cost            (2,151)          -           -           -           -           -           -
  Program Guide Costs              4,115       4,829       6,777       1,874       2,251       2,474       2,771
  Franchise & License Fees        43,970      41,783      41,980      45,346      53,910      59,962      67,984
  Bad Debt Expense                20,372      21,437      20,654      24,459      29,078      32,342      36,669
  Technical Expense               96,960     115,544      66,871     125,049     130,051     135,253     140,663
  Production/LO Expenses               -       1,509       3,958       4,651       4,837       5,030       5,231
  Gen. & Admin. Expenses         224,524     192,025     189,009     220,195     229,003     238,163     247,690
  Marketing Expenses              39,764      35,730      49,495      36,266      43,116      47,956      54,372
  Advertising Sales Expenses      36,201      33,944      52,217      45,410      55,065      64,013      75,837
                               ---------   ---------   ---------   ---------   ---------   ---------   ---------
    Total Expenses               680,988     691,862     632,631     763,367     857,285     941,408   1,048,650

OPERATING CASH FLOW              934,992     885,198     928,970     923,431   1,148,108   1,289,093   1,480,273
  % Margin                         57.9%       56.1%       59.5%       54.7%       57.3%       57.8%       58.5%
  % Growth                                     -5.3%        4.9%       -0.6%       24.3%       12.3%       14.8%

CAPITAL EXPENDITURES:
  Rebuild/Upgrade Costs                -           -           -   1,170,138   1,770,138           -           -
  Trunk & Distribution Costs     107,285     109,527     624,303     794,750     199,099     214,310     230,683
  Make-Ready                       2,116           -      33,475       7,009       7,998       8,609       9,267
  Fiber Costs-Plant and Headend        -           -           -           -           -           -           -
  Converters & Customer
    Equipment                     10,261      10,125       5,630      53,450       8,061      19,312      21,175
  Customer Connect Costs          50,448      71,594     107,162      73,166      87,877      96,585     108,185
  Other Technical Capital         25,306      18,344      61,803      65,036      78,113      85,853      96,164
  Other Capital                   20,558       9,233      24,135       6,097       7,323       8,049       9,015
                               ---------   ---------   ---------   ---------   ---------   ---------   ---------
    Total Capital Expenditures   215,974     218,823     856,508   2,769,647   2,158,608     432,718     474,489

NET CASH FLOW                    719,018     666,375      72,462  (1,846,216) (1,010,501)    856,375   1,005,784
  % Growth                                                                        -45.3%     -184.7%       17.4%



CASH FLOW PROJECTIONS:               2001        2002        2003        2004        2005        2006
----------------------              ------      ------      ------      ------      ------      ------
REVENUE:
  Basic & Equipment Revenue       2,519,066   2,840,382   3,198,489   3,597,353   4,041,348   4,535,305
  Pay and Mini-Pay Revenue           79,097      84,939      91,093      97,574     104,397     111,578
  PPV Revenue                             -           -           -           -           -           -
  Advertising Revenue               135,923     160,558     189,410     223,175     262,659     308,799
  Other Revenue                     129,549     153,029     180,528     212,709     250,342     294,318
                                  ---------   ---------   ---------   ---------   ---------   ---------
    Total Revenue                 2,863,634   3,238,908   3,659,521   4,130,811   4,658,746   5,250,000
      % Growth                        13.2%       13.1%       13.0%       12.9%       12.8%       12.7%

EXPENSES:
  Basic Programming Costs           414,033     489,075     576,961     679,811     800,083     940,629
  Pay Programming Costs              74,678      82,600      91,242     100,666     110,936     122,124
  PPV Programming Cost                    -           -           -           -           -           -
  Program Guide Costs                 3,099       3,461       3,861       4,301       4,786       5,319
  Franchise & License Fees           76,982      87,070      98,378     111,047     125,240     141,134
  Bad Debt Expense                   41,523      46,964      53,063      59,897      67,552      76,125
  Technical Expense                 146,289     152,141     158,227     164,556     171,138     177,983
  Production/LO Expenses              5,441       5,658       5,885       6,120       6,365       6,619
  Gen. & Admin. Expenses            257,598     267,901     278,618     289,762     301,353     313,407
  Marketing Expenses                 61,568      69,637      78,680      88,812     100,163     112,875
  Advertising Sales Expenses         89,709     105,968     125,011     147,295     173,355     203,807
                                  ---------   ---------   ---------   ---------   ---------   ---------
    Total Expenses                1,170,920   1,310,476   1,469,924   1,652,267   1,860,969   2,100,023

OPERATING CASH FLOW               1,692,714   1,928,432   2,189,597   2,478,544   2,797,777   3,149,976
  % Margin                            59.1%       59.5%       59.8%       60.0%       60.1%       60.0%
  % Growth                            14.4%       13.9%       13.5%       13.2%       12.9%       12.6%

CAPITAL EXPENDITURES:
  Rebuild/Upgrade Costs                   -           -           -           -           -           -
  Trunk & Distribution Costs        248,308     267,278     287,698     309,678     333,338     358,805
  Make-Ready                          9,975      10,737      11,557      12,440      13,391      14,414
  Fiber Costs-Plant and Headend           -           -           -           -           -           -
  Converters & Customer
    Equipment                        23,209      25,431      27,857      30,505      33,394      36,548
  Customer Connect Costs            120,993     135,126     150,714     167,894     186,819     207,657
  Other Technical Capital           107,549     120,112     133,968     149,239     166,062     184,584
  Other Capital                      10,083      11,261      12,559      13,991      15,568      17,305
                                  ---------   ---------   ---------   ---------   ---------   ---------
    Total Capital Expenditures      520,116     569,945     624,353     683,747     748,572     819,312

NET CASH FLOW                     1,172,598   1,358,486   1,565,244   1,794,796   2,049,204   2,330,664
  % Growth                            16.6%       15.9%       15.2%       14.7%       14.2%       13.7%

VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                                  REDMOND, OR
                              REBUILD DCF APPROACH

                                                                                 PRO-
                                                                    BUDGET      JECTED:
                                ACTUAL      ACTUAL      ACTUAL      ------      ------
PV OF CASH FLOWS:                1994        1995        1996        1997        1998        1999        2000
-----------------               ------      ------      ------      ------      ------      ------      ------
PROJECTED NET CASH FLOW                                           -1,846,216  -1,010,501    856,375    1,005,784

  Value of Assets in Year 10
  assuming OCF multiple of                                 7.0

  Discount Rate                                          17.5%
  ------------------------------------------------------------
  PV OF CASH FLOW STREAM                             6,132,648

                                                           6.6 times trailing cash flow
                                                           6.6 times projected cash flow
                                                        $1,744 per subscriber


CASH FLOW PROJECTIONS:               2001        2002        2003        2004        2005        2006
----------------------              ------      ------      ------      ------      ------      ------
PROJECTED NET CASH FLOW            1,172,598   1,358,486   1,565,244   1,794,796   2,049,204   2,330,664

  Value of Assets in Year 10
  assuming OCF multiple of                                                                    22,049,835

  Discount Rate


VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                                  REDMOND, OR
                            NO REBUILD DCF APPROACH

                                                          PRO-
                                                 BUDGET  JECTED:
                         ACTUAL  ACTUAL  ACTUAL  ------  ------
REVENUE ASSUMPTIONS:      1994    1995    1996    1997    1998    1999    2000
--------------------     ------  ------  ------  ------  ------  ------  ------
HOMES PASSED:
  Beginning               6,171   6,487   6,681   7,252   9,562   9,896  10,243
  Ending                  6,487   6,681   7,252   9,562   9,896  10,243  10,601
    Change                  316     194     571   2,310     335     346     358
    % Change               5.1%    3.0%   11.4%   31.9%    3.5%    3.5%    3.5%
  Average                 6,329   6,584   6,967   8,407   9,729  10,070  10,422

BASIC SUBSCRIBERS:
  Beginning               4,046   4,062   3,833   3,516   4,614   4,775   4,942
  Ending                  4,062   3,833   3,516   4,614   4,775   4,942   5,115
    Change                   16    -229    -317   1,098     161     167     173
    % Change               0.4%   -5.6%  -11.0%   31.2%    3.5%    3.5%    3.5%
  Average                 4,054   3,948   3,675   4,065   4,694   4,859   5,029
  Ending Penetration      62.6%   57.4%   48.5%   48.3%   48.3%   48.3%   48.3%

  Monthly Basic
   Rev/Sub               $28.26  $28.33  $30.52  $30.64  $31.56  $32.51  $33.48
     % Change                      0.3%    7.7%    0.4%    3.0%    3.0%    3.0%

PAY + MINI-PAY UNITS:
  Beginning               1,130   1,336   1,043     777     946     979   1,013
  Ending                  1,336   1,043     777     946     979   1,013   1,049
    Change                  206    -293    -266     169      33      34      35
    % Change              18.2%  -21.9%  -34.0%   21.7%    3.5%    3.5%    3.5%
  Average                 1,233   1,190     910     861     962     996   1,031
  Ending Penetration      32.9%   27.2%   22.1%   20.5%   20.5%   20.5%   20.5%

  Monthly Pay
   Rev/Unit               $6.42   $7.15   $6.82   $5.60   $5.60   $5.60   $5.60
     % Change                     11.3%   -4.5%  -18.0%    0.0%    0.0%    0.0%

PPV REVENUE PER SUB        $-      $-      $-      $-      $-      $-      $-
     % Change                      0.0%    0.0%    0.0%    0.0%    0.0%    0.0%

ADVERTISING REVENUE
 PER SUB                 $1.62    $1.47   $1.52   $1.41   $1.48   $1.56   $1.63
     % Change                     -9.6%    4.1%   -7.5%    5.0%    5.0%    5.0%

OTHER REVENUE PER SUB    $1.38    $1.38   $1.76   $1.34   $1.41   $1.48   $1.56
     % Change                     -0.4%   27.5%  -23.5%    5.0%    5.0%    5.0%

TOTAL REVENUE PER SUB   $33.22   $33.29  $35.42  $34.58  $35.60  $36.69  $37.82
     % Change                      0.2%    6.4%   -2.4%    2.9%    3.1%    3.1%




REVENUE ASSUMPTIONS:      2001    2002    2003    2004    2005    2006
--------------------     ------  ------  ------  ------  ------  ------

HOMES PASSED:
  Beginning              10,601  10,972  11,356  11,754  12,165  12,591
  Ending                 10,972  11,356  11,754  12,165  12,591  13,032
    Change                  371     384     397     411     426     441
    % Change               3.5%    3.5%    3.5%    3.5%    3.5%    3.5%
  Average                10,787  11,164  11,555  11,960  12,378  12,811

BASIC SUBSCRIBERS:
  Beginning               5,115   5,294   5,479   5,671   5,870   6,075
  Ending                  5,294   5,479   5,671   5,870   6,075   6,288
    Change                  179     185     192     198     205     213
    % Change               3.5%    3.5%    3.5%    3.5%    3.5%    3.5%
  Average                 5,205   5,387   5,575   5,770   5,972   6,181
  Ending Penetration      48.3%   48.3%   48.3%   48.3%   48.3%   48.3%

  Monthly Basic
   Rev/Sub               $34.49  $35.52  $36.59  $37.68  $38.81  $39.98
     % Change              3.0%    3.0%    3.0%    3.0%    3.0%    3.0%

PAY + MINI-PAY UNITS:
  Beginning               1,049   1,085   1,123   1,163   1,203   1,245
  Ending                  1,085   1,123   1,163   1,203   1,245   1,289
    Change                   37      38      39      41      42      44
    % Change               3.5%    3.5%    3.5%    3.5%    3.5%    3.5%
  Average                 1,067   1,104   1,143   1,183   1,224   1,267
  Ending Penetration      20.5%   20.5%   20.5%   20.5%   20.5%   20.5%

  Monthly Pay
   Rev/Unit               $5.60   $5.60   $5.60   $5.60   $5.60   $5.60
     % Change              0.0%    0.0%    0.0%    0.0%    0.0%    0.0%

PPV REVENUE PER SUB        $-      $-      $-      $-      $-      $-
     % Change              0.0%    0.0%    0.0%    0.0%    0.0%    0.0%

ADVERTISING REVENUE
 PER SUB                 $1.71    $1.80   $1.89   $1.98   $2.08   $2.19
     % Change             5.0%     5.0%    5.0%    5.0%    5.0%    5.0%

OTHER REVENUE PER SUB    $1.63    $1.72   $1.80   $1.89   $1.99   $2.09
     % Change             5.0%     5.0%    5.0%    5.0%    5.0%    5.0%

TOTAL REVENUE PER SUB   $38.98   $40.18  $41.43  $42.71  $44.03  $45.40
     % Change             3.1%     3.1%    3.1%    3.1%    3.1%    3.1%

VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                                  REDMOND, OR
                            NO REBUILD DCF APPROACH

                                                          PRO-
                                                 BUDGET  JECTED:
                         ACTUAL  ACTUAL  ACTUAL  ------  ------
EXPENSE ASSUMPTIONS:      1994    1995    1996    1997    1998    1999    2000
--------------------     ------  ------  ------  ------  ------  ------  ------
BASIC PROGRAMMING
 PER SUB                 $2.98    $3.51   $3.34   $4.34   $4.51   $4.69   $4.88
     % Change                     17.7%   -4.9%   30.0%    4.0%    4.0%    4.0%

PAY/MINI-PAY PROG.
 PER UNIT                $4.88    $5.52   $4.99   $4.69   $4.83   $4.98   $5.13
     % Change                     13.2%   -9.5%   -6.0%    3.0%    3.0%    3.0%

PPV PROGRAMMING/
 PPV REVENUE              0.0%     0.0%    0.0%   55.0%   55.0%   55.0%   55.0%

PROGRAM GUIDE COST
 PER SUB                 $0.08    $0.10   $0.15   $0.04   $0.04   $0.04   $0.04
     % Change                     20.5%   50.8%  -75.0%    4.0%    4.0%    4.0%

FRANCHISE, ACCESS
 FEES/REVENUE             2.7%     2.6%    2.7%    2.7%    2.7%    2.7%    2.7%

BAD DEBT EXPENSE/
 REVENUE                  1.3%     1.4%    1.3%    1.5%    1.5%    1.5%    1.5%

TECHNICAL EXP.
 GROWTH                           19.2%  -42.1%   87.0%    4.0%    4.0%    4.0%

PRODUCTION/LO
 EXPENSE GROWTH                 #DIV/01  162.3%   17.5%    4.0%    4.0%    4.0%

GEN & ADMIN
 EXPENSE GROWTH                  -14.5%   -1.6%   16.5%    4.0%    4.0%    4.0%

MARKETING EXP/
 REVENUE                  2.5%     2.3%    3.2%    2.2%    2.2%    2.2%    2.2%

AD SALES EXP/
 AD REVENUE              45.9%    48.9%   77.7%   66.0%   66.0%   66.0%   66.0%



EXPENSE ASSUMPTIONS:      2001    2002    2003    2004    2005    2006
--------------------     ------  ------  ------  ------  ------  ------
BASIC PROGRAMMING
 PER SUB                 $5.07    $5.28   $5.49   $5.71   $5.94   $6.17
     % Change             4.0%     4.0%    4.0%    4.0%    4.0%    4.0%

PAY/MINI-PAY PROG.
 PER UNIT                $5.28    $5.44   $5.61   $5.77   $5.95   $6.12
     % Change             3.0%     3.0%    3.0%    3.0%    3.0%    3.0%

PPV PROGRAMMING/
 PPV REVENUE             55.0%    55.0%   55.0%   55.0%   55.0%   55.0%

PROGRAM GUIDE COST
 PER SUB                 $0.04    $0.05   $0.05   $0.05   $0.05   $0.05
     % Change             4.0%     4.0%    4.0%    4.0%    4.0%    4.0%

FRANCHISE, ACCESS
 FEES/REVENUE             2.7%     2.7%    2.7%    2.7%    2.7%    2.7%

BAD DEBT EXPENSE/
 REVENUE                  1.5%     1.5%    1.5%    1.5%    1.5%    1.5%

TECHNICAL EXP.
 GROWTH                   4.0%     4.0%    4.0%    4.0%    4.0%    4.0%

PRODUCTION/LO
 EXPENSE GROWTH           4.0%     4.0%    4.0%    4.0%    4.0%    4.0%

GEN & ADMIN
 EXPENSE GROWTH           4.0%     4.0%    4.0%    4.0%    4.0%    4.0%

MARKETING EXP/
 REVENUE                  2.2%     2.2%    2.2%    2.2%    2.2%    2.2%

AD SALES EXP/
 AD REVENUE              66.0%    66.0%   66.0%   66.0%   66.0%   66.0%


VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                                  REDMOND, OR
                            NO REBUILD DCF APPROACH

                                                          PRO-
                                                 BUDGET  JECTED:
                         ACTUAL  ACTUAL  ACTUAL  ------  ------
CAPITAL EXPENDITURES:     1994    1995    1996    1997    1998    1999    2000
---------------------    ------  ------  ------  ------  ------  ------  ------
MILES OF PLANT:
 Beginning              136.43   136.43  162.00  170.00  198.90  205.86  213.07
 Ending                 136.43   162.00  170.00  198.90  205.86  213.07  220.52
   Change                  -      25.57    8.00   28.90    6.96    7.21    7.46
   Average              136.43   149.22  166.00  184.45  202.38  209.46  216.80
   Homes/Mile             47.5     41.2    42.7    48.1    48.1    48.1    48.1

CONVERTERS:
 Beginning               1,792    1,479   1,238   1,050   1,384   1,433   1,483
 Ending                  1,479    1,238   1,050   1,384   1,433   1,483   1,535
   Change                 (313)    (241)   (188)    334      48      50      52
   Average               1,636    1,359   1,144   1,217   1,408   1,458   1,509
 Ending Penetration       36.5%    31.4%   28.6%   30.0%   30.0%   30.0%   30.0%

REBUILD CAPITAL:
 UG Miles                                 54.00
 Aerial Miles                            116.00

 Cost/UG Mile                           $  -
 Cost/Aerial Mile                       $  -

 Other Rebuild Costs                    $  -

TRUNK & DISTRIBUTION/
 NEW MILE                               $25,056 $27,500 $28,600 $29,744 $30,934
   (3-Year average)

MAKE-READY/MILE         $15.51   $  -   $201.66  $38.00  $39.52  $41.10  $42.74

CONV & CUST EQUIP/
 NEW CONVERTER                                  $160.00 $166.40 $173.06 $179.98

CUST. CONNECT
 COSTS/SUB              $12.44   $18.14  $29.16  $18.00  $18.72  $19.47  $20.25

OTHER TECHNICAL
 CAPITAL/SUB             $6.24    $4.65  $16.82  $16.00  $16.64  $17.31  $18.00

OTHER CAPITAL/SUB        $5.07    $2.34   $6.57   $1.50   $1.56   $1.62   $1.69



CAPITAL EXPENDITURES:     2001    2002    2003    2004    2005    2006
---------------------    ------  ------  ------  ------  ------  ------
MILES OF PLANT:
 Beginning              220.52   228.24  236.23  244.50  253.06  261.91
 Ending                 228.24   236.23  244.50  253.06  261.91  271.08
   Change                 7.72     7.99    8.27    8.56    8.86    9.17
   Average              224.38   232.24  240.36  248.78  257.48  266.50
   Homes/Mile             48.1     48.1    48.1    48.1    48.1    48.1

CONVERTERS:
 Beginning               1,535    1,588   1,644   1,701   1,761   1,823
 Ending                  1,588    1,644   1,701   1,761   1,823   1,886
   Change                   54       56      58      60      62      64
   Average               1,561    1,616   1,673   1,731   1,792   1,854
 Ending Penetration       30.0%    30.0%   30.0%   30.0%   30.0%   30.0%

TRUNK & DISTRIBUTION/
 NEW MILE              $32,171  $33,458 $34,796 $36,188 $37,636 $39,141
   (3-Year average)

MAKE-READY/MILE         $44.45   $46.23  $48.08  $50.01  $52.01  $54.09

CONV & CUST EQUIP/
 NEW CONVERTER         $187.18  $194.66 $202.45 $210.55 $218.97 $227.73

CUST. CONNECT
 COSTS/SUB              $21.06   $21.90  $22.78  $23.69  $24.63  $25.62

OTHER TECHNICAL
 CAPITAL/SUB            $18.72   $19.47  $20.25  $21.05  $21.90  $22.77

OTHER CAPITAL/SUB        $1.75    $1.82   $1.90   $1.97   $2.05   $2.13


VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                                  REDMOND, OR
                            NO REBUILD DCF APPROACH

                                                                      PRO-
                                                          BUDGET    JECTED:
                         ACTUAL     ACTUAL     ACTUAL   ---------  ---------
CASH FLOW PROJECTIONS:    1994       1995       1996       1997       1998       1999       2000
---------------------- ---------  ---------  ---------  ---------  ---------  ---------  ---------
REVENUE:
  Basic & Equipment
   Revenue             1,374,689  1,342,223  1,345,692  1,494,575  1,777,821  1,895,246  2,020,427
  Pay and Mini-Pay
   Revenue                94,969    102,010     74,521     57,843     64,621     66,883     69,224
  PPV Revenue                -          -          -          -          -          -          -
  Advertising Revenue     78,866     69,408     67,240     68,803     83,432     90,669     98,535
  Other Revenue           67,456     63,419     74,148     65,577     79,519     86,417     93,914
                       ---------------------------------------------------------------------------
    Total Revenue      1,615,980  1,577,060  1,561,601  1,686,797  2,005,393  2,139,215  2,282,100
      % Growth                        -2.4%      -1.0%       8.0%      18.9%       6.7%       6.7%

EXPENSES:
  Basic Programming
   Costs                 145,095    166,294    147,138    211,596    254,140    273,556    294,456
  Pay Programming
   Costs                  72,138     78,767     54,532     48,522     55,834     59,522     63,453
  PPV Programming
   Cost                   (2,151)       -          -          -          -          -          -
  Program Guide
   Costs                   4,115      4,829      6,777      1,874      2,251      2,423      2,608
  Franchise & License
   Fees                   43,970     41,783     41,980     45,346     53,910     57,508     61,349
  Bad Debt Expense        20,372     21,437     20,654     24,459     29,078     31,019     33,090
  Technical Expenses      96,960    115,544     66,871    125,049    130,051    135,253    140,663
  Production/LO
   Expenses                  -        1,509      3,958      4,651      4,837      5,030      5,231
  Gen. & Admin
   Expenses              224,524    192,025    189,009    220,195    229,003    238,163    247,690
  Marketing Expenses      39,764     35,730     49,495     36,266     43,116     45,993     49,065
  Advertising Sales
   Expenses               36,201     33,944     52,217     45,410     55,065     59,842     65,033
                       ---------------------------------------------------------------------------
    Total Expenses       680,988    691,862    632,631    763,367    857,285    908,309    962,639

OPERATING CASH FLOW      934,992    885,198    928,970    923,431  1,148,108  1,230,907  1,319,461
  % Margin                 57.9%      56.1%      59.5%      54.7%      57.3%      57.5%      57.8%
  % Growth                            -5.3%       4.9%      -0.6%     24.3%        7.2%       7.2%

CAPITAL EXPENDITURES:
  Rebuild/Upgrade Costs      -          -          -          -          -          -          -
  Trunk & Distribution
   Costs                 107,285    109,527    624,303    794,750    199,099    214,310    230,683
  Make-Ready               2,116        -       33,475      7,009      7,998      8,609      9,267
  Fiber Costs - Plant
   and Headend               -          -          -          -          -          -          -
  Converters and
   Customer Equipment     10,261     10,125      5,630     53,450      8,061      8,677      9,340
  Customer Connect
   Costs                  50,448     71,594    107,162     73,166     87,877     94,591    101,818
  Other Technical
   Capital                25,306     18,344     61,803     65,036     78,113     84,081     90,505
  Other Capital           20,558      9,233     24,135      6,097      7,323      7,883      8,485
                       ---------------------------------------------------------------------------
    Total Capital
     Expenditures        215,974    218,823    856,508    999,509    388,471    418,150    450,097

NET CASH FLOW            719,018    666,375     72,462    (76,078)   759,637    812,757    869,364
  % Growth                                                          -1098.5%       7.0%       7.0%



CASH FLOW PROJECTIONS:    2001       2002       2003       2004       2005       2006
---------------------- ---------  ---------  ---------  ---------  ---------  ---------
REVENUE:
  Basic & Equipment
   Revenue             2,153,876  2,296,140  2,447,800  2,609,477  2,781,833  2,965,573
  Pay and Mini-Pay
   Revenue                71,647     74,154     76,750     79,436     82,216     85,094
  PPV Revenue                -          -          -          -          -          -
  Advertising Revenue    107,083    116,372    126,467    137,438    149,361    162,318
  Other Revenue          102,061    110,915    120,537    130,993    142,357    154,706
                       ----------------------------------------------------------------
    Total Revenue      2,434,667  2,597,581  2,771,553  2,957,344  3,155,767  3,367,691
      % Growth              6.7%       6.7%       6.7%       6.7%       6.7%       6.7%

EXPENSES:
  Basic Programming
   Costs                 316,952    341,168    367,233    395,289    425,489    457,997
  Pay Programming
   Costs                  67,644     72,112     76,875     81,953     87,366     93,136
  PPV Programming
   Cost                      -          -          -          -          -          -
  Program Guide
   Costs                   2,807      3,022      3,253      3,501      3,769      4,057
  Franchise & License
   Fees                   65,450     69,830     74,507     79,501     84,835     90,533
  Bad Debt Expense        35,303     37,665     40,188     42,881     45,759     48,832
  Technical Expenses     146,289    152,141    158,227    164,556    171,138    177,983
  Production/LO
   Expenses                5,441      5,658      5,885      6,120      6,365      6,619
  Gen. & Admin
   Expenses              257,598    267,901    278,168    289,762    301,353    313,407
  Marketing Expenses      52,345     55,848     59,588     63,583     67,849     72,405
  Advertising Sales
   Expenses               70,675     76,806     83,468     90,709     98,578    107,130
                       ----------------------------------------------------------------
    Total Expenses     1,020,505  1,082,151  1,147,841  1,217,856  1,292,501  1,372,099

OPERATING CASH FLOW    1,414,162  1,515,430  1,623,713  1,739,488  1,863,266  1,995,592
  % Margin                 58.1%      58.3%      58.6%      58.8%      59.0%      59.3%
  % Growth                  7.2%       7.2%       7.1%       7.1%       7.1%       7.1%

CAPITAL EXPENDITURES:
  Rebuild/Upgrade Costs      -          -          -          -          -          -
  Trunk & Distribution
   Costs                 248,308    267,278    287,698    309,678    333,338    358,805
  Make-Ready               9,975     10,737     11,557     12,440     13,391     14,414
  Fiber Costs - Plant
   and Headend               -          -          -          -          -          -
  Converters and
   Customer Equipment     10,053     10,821     11,648     12,538     13,496     14,527
  Customer Connect
   Costs                 109,596    117,970    126,983    136,684    147,127    158,367
  Other Technical
   Capital                97,419    104,862    112,873    121,497    130,779    140,771
  Other Capital            9,133      9,831     10,582     11,390     12,261     13,197
                       ----------------------------------------------------------------
    Total Capital
     Expenditures        484,484    521,499    561,341    604,228    650,391    700,080

NET CASH FLOW            929,678    993,932  1,062,372  1,135,261  1,212,876  1,295,512
  % Growth                  6.9%       6.9%       6.9%       6.9%       6.8%       6.8%



VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                                  REDMOND, OR
                            NO REBUILD DCF APPROACH

                                                                      PRO-
                                                          BUDGET    JECTED:
                         ACTUAL     ACTUAL     ACTUAL   ---------  ---------
PV OF CASH FLOWS          1994       1995       1996       1997       1998       1999       2000
----------------       ---------  ---------  ---------  ---------  ---------  ---------  ---------
PROJECTED NET
  CASH FLOW                                               -76,078    759,637    812,757    869,364

  Value of Assets
   in Year 10
   assuming OCF
   multiple of                                     7.0

  Discount Rate                                  17.5%

  PV OF CASH
   FLOW STREAM                               6,218,514

                                                   6.7 TIMES TRAILING CASH FLOW
                                                   6.7 TIMES PROJECTED CASH FLOW
                                                $1,769 PER SUBSCRIBER



PV OF CASH FLOWS          2001       2002       2003       2004       2005       2006
----------------       ---------  ---------  ---------  ---------  ---------  ---------
PROJECTED NET
  CASH FLOW              929,678    993,932  1,062,372   1,135,261  1,212,876  1,295,512

  Value of Assets
   in Year 10
   assuming OCF
   multiple of                                                                13,969,147

  Discount Rate



                                    FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

      CASH FLOW MULTIPLE AND ADJUSTED CASH FLOW MULTIPLE APPROACHES

            As discussed previously, the Cable System generated revenue of $1,561,601 and operating cash flow of $928,970 in 1996, for an actual operating cash flow margin of 59.5%.

            The current operating cash flow multiples indicated by the market range from 6 to 11 times, based on transactions which have been announced in recent months. In order to determine the respective appropriate cash flow multiples to apply to the cash flow and to the adjusted cash flow of the Cable System, the following factors must be considered:

         o The Cable System has experienced a decline in basic subscribers due to competition with MMDS as well as the technical inability of the system to add channels and new services commensurate with recent rate increases. However, home growth in the system has been strong.

         o The cable plant needs to be rebuilt, as the 270 MHz plant has no room to add the programming needed to keep up with competition.

         o The current rates of the Cable System are relatively high given the level of service provided in each system, and the presence of competition.

         o The operating cash flow margin approximates 60 percent, a very high level by industry standards, leaving little perceived potential for improvement by a buyer. A typical buyer would likely discount this margin in determining the potential cash flow that such a buyer would be able to consistently generate from this Cable System.

      Based on these factors, as well as on CEA's recent experience in the cable system transaction market, it is CEA's opinion that the following cash flow multiples are appropriate in valuing the Cable System:

                  Operating Cash Flow Multiple              7.0
                  Adjusted Operating Cash Flow Multiple     8.0

            Applying these multiples respectively to the actual operating cash flow and to the adjusted operating cash flow of the Cable System yields the following calculations:

      Cash Flow Multiple Approach:
      ---------------------------
              Actual Operating Cash Flow          $  928,970
              Operating Cash Flow Multiple     x         7.0
                                                  ----------
              Value Indication                    $6,502,790

                                    FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

      Adjusted Cash Flow Multiple Approach:

              Actual Revenue                      $  1,561,601
              Adjusted Margin                  x           50%
                                                  ------------
              Adjusted Operating Cash Flow        $    780,801
              Operating Cash Flow Multiple     x           8.0
                                                  ------------
              Value Indication                    $  6,246,404

      SUBSCRIBER MULTIPLE APPROACH

              Based on CEA's recent experience in the cable system transaction market, it is CEA's opinion that a buyer would expect the typical cable system to generate just over $33.00 per month in total revenue, operate at a 50% cash flow margin, and be valued at approximately 9 times this operating cash flow. Based on these parameters, a buyer would be willing to pay approximately $1,800 per subscriber for this typical cable system. Applying this per-subscriber value to the subject Cable System results in the following calculation:

              Basic Subscribers                           3,516
              Per Subscriber Multiple          x $        1,800
                                                 --------------
              Value Indication                   $    6,328,800

      REBUILD CASH FLOW MULTIPLE APPROACH

            Based on CEA's recent experience in the cable system transaction market, it is CEA's opinion that a typical fully-rebuilt, state-of-the-art cable system could reasonably be expected to sell, on average, for approximately 10.5 times operating cash flow. For cable systems in need of rebuild, a buyer would likely be willing to pay approximately 10.5 times operating cash flow less the cost of the rebuild. Therefore, to estimate the value of the Cable System using the Rebuild Cash Flow Multiple Approach, CEA multiplied 1996 operating cash flow by 10.5 and subtracted the estimated cost to rebuild the Cable System, as follows:

            1996 Operating Cash Flow                $   928,970
            Rebuild Operating Cash Flow Multiple  x        10.5
                                                    -----------
            Value of System After Rebuild             9,754,185
            less: Estimated Cost of Rebuild          (3,676,575)
                                                    -----------
            Value Indication                        $ 6,077,610

                                    FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

VALUE CONCLUSIONS -- REDMOND, OR

      CEA used two variations of the discounted cash flow approach, and four variations of the market approach to determine six indications of the value of the Cable System. These value indications are summarized as follows:

      Rebuild DCF Approach                             $ 6,132,648
      No Rebuild DCF Approach                          $ 6,218,514
      Cash Flow Multiple Approach                      $ 6,502,790
      Adjusted Cash Flow Multiple Approach             $ 6,246,404
      Subscriber Multiple Approach                     $ 6,328,800
      Rebuild Cash Flow Multiple Approach              $ 6,077,610

      VALUE CONCLUSION                                 $ 6,200,000


      Therefore, based on this analysis, it is CEA's opinion that, as of December 31, 1996, the fair market value of the Redmond, Oregon Cable System is $6,200,000.

                                    FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

                               CALIFORNIA CITY, CA

SYSTEM OVERVIEW -- CALIFORNIA CITY, CA

      SYSTEM DESCRIPTION

            The Partnership owns the Cable System that serves the town of California City, California. As of December 31, 1996, the Cable System passed nearly 2,858 homes with 90 miles of plant, and served 1,922 basic subscribers from one headend. Relevant subscriber statistics as of December 31, 1996 are displayed in the following table.

                            Homes         Basic        Basic      Pay       Pay
      As of 12/31/96        Passed     Subscribers  Penetration  Units   Penetration
      --------------        ------     -----------  -----------  -----   -----------
      California City, CA    2,858          1,922         67.2%   839          43.7%

            The Cable System operates at 330 MHz, 41-channel capacity, and offers 41 channels of programming. The California City area does not have its own dedicated headend and is served from an adjacent cable system in North Edwards, California and managed jointly with that system.

      HOME AND SUBSCRIBER GROWTH

            During the past few years, the Cable System has experienced steady home growth, while basic subscribers have declined. The Company's home and subscriber growth history is displayed below.

                                1994       1995        1996     CAGR 94-96
                                ----       ----        ----     ----------
         Homes Passed          2,707       2,858       2,858        2.8%
         Basic Subscribers     2,075       2,097       1,922       -3.8%

      FINANCIAL SUMMARY

            For the year ended December 31, 1996, the California City, CA Cable System generated total revenue of $753,252 and operating cash flow of $434,967, resulting in a 57.7% operating cash flow margin.

                                    FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

VALUATION -- CALIFORNIA CITY, CA

      DISCOUNTED CASH FLOW APPROACHES

            Financial projections, including all assumptions regarding operations and future capital expenditures, relating to the Rebuild DCF Approach and to the No Rebuild DCF Approach are displayed on the following ten pages. These projections were prepared by CEA based on certain information provided by the Partnership, including, but not limited to, the Partnership's 1997 budget for the Cable System.

            The discount rate used in this analysis was derived using a weighted average cost of capital. Based on CEA's recent experience in the cable system transaction market, it is CEA's opinion that equity investors in cable systems would likely require a 25 percent return in order to justify the equity investment. Additionally, based on CEA's recent experience in raising debt financing for cable operators, a lender would likely charge an interest rate of approximately 10 percent and would likely be willing to lend up to 50 percent of asset value at that rate. Thus, the likely weighted average cost of capital for the subject Cable System can be calculated as follows:

            50 percent debt at a rate of 10%     = .50   x  10%   =  5.0%
            50 percent equity at a rate of 25%   = .50   x  25%   = 12.5%

            Total Cost of Capital                =        17.5%

            The terminal value of the Cable System was calculated as the price at which the cable assets might sell at the end of the ten-year projection period, based on a multiple of the operating cash flow of the Cable System at that time. The cash flow multiple used reflects the expected growth of cash flow in the Cable System after year ten, as well as the return on debt and equity capital that would likely be required by investors at that time given the expected risk of the investment at that time.

            Based on the calculations displayed on the following pages, the discounted cash flow approaches indicate fair market values for the Cable System as follows:

            Rebuild DCF Approach                $2,237,514
            No Rebuild DCF Approach             $2,900,933

VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                          CALIFORNIA CITY, CALIFORNIA
                              REBUILD DCF APPROACH

                                                          PRO-
                                                 BUDGET  JECTED:
                         ACTUAL  ACTUAL  ACTUAL  ------  ------
REVENUE ASSUMPTIONS:      1994    1995    1996    1997    1998    1999    2000
--------------------     ------  ------  ------  ------  ------  ------  ------
HOMES PASSED:
  Beginning               2,500   2,707   2,858   2,858   2,938   3,056   3,178
  Ending                  2,707   2,858   2,858   2,938   3,056   3,178   3,305
    Change                  207     151       0      80     118     122     127
    % Change               8.3%    5.6%    0.0%    2.8%    4.0%    4.0%    4.0%
  Average                 2,604   2,783   2,858   2,898   2,997   3,117   3,241

BASIC SUBSCRIBERS:
  Beginning               1,933   2,075   2,097   1,922   1,974   2,069   2,215
  Ending                  2,075   2,097   1,922   1,974   2,069   2,215   2,370
    Change                  142      22    -175      52      94     146     155
    % Change               7.3%    1.1%  -11.1%    2.7%    4.8%    7.1%    7.0%
  Average                 2,004   2,086   2,010   1,948   2,021   2,142   2,292
  Ending Penetration      76.7%   73.4%   67.2%   67.2%   67.7%   69.7%   71.7%
  Monthly Basic Rev/
    Sub                  $24.94  $24.48  $25.29  $26.87  $27.94  $29.34  $30.81
    % Change                      -1.8%    3.3%    6.3%    4.0%    5.0%    5.0%

PAY + MINI-PAY UNITS:
  Beginning                 952   1,288   1,180     839     862     903     967
  Ending                  1,288   1,180     839     862     903     967   1,034
    Change                  336    -108    -341      23      41      64      68
    % Change              35.3%   -8.4%  -38.5%    2.7%    4.8%    7.1%    7.0%
  Average                 1,120   1,234   1,010     850     882     935   1,001
  Ending Penetration      62.1%   56.3%   43.7%   43.7%   43.7%   43.7%   43.7%
  Monthly Pay Rev/
    Unit                  $7.14   $7.28   $7.80   $7.64   $7.64   $7.64   $7.64
    % Change                       2.0%    7.1%   -2.0%    0.0%    0.0%    0.0%

PPV REVENUE PER SUB          $-      $-      $-      $-      $-      $-      $-
  % Change                         0.0%    0.0%    0.0%    0.0%    0.0%    0.0%

ADVERTISING REVENUE
  PER SUB                    $-      $-      $-      $-      $-      $-      $-
  % Change                         0.0%    0.0%    0.0%    0.0%    0.0%    0.0%

OTHER REVENUE PER SUB     $1.79   $2.21   $2.12   $1.98   $2.08   $2.49   $2.99
  % Change                        23.6%   -4.1%   -6.8%    5.0%   20.0%   20.0%

TOTAL REVENUE PER SUB    $30.78  $31.01  $31.24  $32.18  $33.36  $35.17  $37.14
  % Change                         0.8%    0.7%    3.0%    3.6%    5.4%    5.6%




REVENUE ASSUMPTIONS:      2001    2002    2003    2004    2005    2006
--------------------     ------  ------  ------  ------  ------  ------
HOMES PASSED:
  Beginning               3,305   3,437   3,575   3,718   3,866   4,021
  Ending                  3,437   3,575   3,718   3,866   4,021   4,182
    Change                  132     137     143     149     155     161
    % Change               4.0%    4.0%    4.0%    4.0%    4.0%    4.0%
  Average                 3,371   3,506   3,646   3,792   3,944   4,101

BASIC SUBSCRIBERS:
  Beginning               2,370   2,533   2,706   2,889   3,081   3,285
  Ending                  2,533   2,706   2,889   3,081   3,285   3,500
    Change                  164     173     183     193     204     215
    % Change               6.9%    6.8%    6.7%    6.7%    6.6%    6.5%
  Average                 2,451   2,620   2,797   2,985   3,183   3,393
  Ending Penetration      73.7%   75.7%   77.7%   79.7%   81.7%   83.7%
  Monthly Basic Rev/
    Sub                  $32.35  $33.97  $35.66  $37.45  $39.32  $41.29
    % Change               5.0%    5.0%    5.0%    5.0%    5.0%    5.0%

PAY + MINI-PAY UNITS:
  Beginning               1,034   1,106   1,181   1,261   1,345   1,434
  Ending                  1,106   1,181   1,261   1,345   1,434   1,528
    Change                   71      75      80      84      89      94
    % Change               6.9%    6.8%    6.7%    6.7%    6.6%    6.5%
  Average                 1,070   1,143   1,221   1,303   1,390   1,481
  Ending Penetration      43.7%   43.7%   43.7%   43.7%   43.7%   43.7%
  Monthly Pay Rev/
    Unit                  $7.64   $7.64   $7.64   $7.64   $7.64   $7.64
    % Change               0.0%    0.0%    0.0%    0.0%    0.0%    0.0%

PPV REVENUE PER SUB          $-      $-      $-      $-      $-      $-
  % Change                 0.0%    0.0%    0.0%    0.0%    0.0%    0.0%

ADVERTISING REVENUE
  PER SUB                    $-      $-      $-      $-      $-      $-
  % Change                 0.0%    0.0%    0.0%    0.0%    0.0%    0.0%

OTHER REVENUE PER SUB     $3.59   $4.31   $5.17   $6.20   $7.45   $8.93
  % Change                20.0%   20.0%   20.0%   20.0%   20.0%   20.0%

TOTAL REVENUE PER SUB    $39.28  $41.61  $44.17  $46.99  $50.10  $53.56
  % Change                 5.8%    5.9%    6.2%    6.4%    6.6%    6.9%

VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                          CALIFORNIA CITY, CALIFORNIA
                              REBUILD DCF APPROACH

                                                          PRO-
                                                 BUDGET  JECTED:
                         ACTUAL  ACTUAL  ACTUAL  ------  ------
EXPENSE ASSUMPTIONS:      1994    1995    1996    1997    1998    1999    2000
--------------------     ------  ------  ------  ------  ------  ------  ------
BASIC PROGRAMMING
  PER SUB                 $4.16   $4.40   $4.02   $5.05   $5.25   $5.78   $6.35
  % Change                         5.6%   -8.5%   25.5%    4.0%   10.0%   10.0%

PAY/MIN-PAY PROG.
  PER UNIT                $4.54   $4.34   $3.85   $5.89   $6.06   $6.24   $6.43
  % Change                        -4.4%  -11.3%   52.8%    3.0%    3.0%    3.0%

PPV PROGRAMMING/PPV
  REVENUE                  0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%

PROGRAM GUIDE COST
  PER SUB                 $0.11   $0.11   $0.09   $0.02   $0.02   $0.02   $0.03
  % Change                         1.6%  -17.6%  -75.0%    4.0%    4.0%    4.0%

FRANCHISE, ACCESS FEES/
  REVENUE                  2.5%    2.3%    0.7%    0.7%    0.7%    0.7%    0.7%

BAD DEBT EXPENSE/
  REVENUE                  0.9%    1.4%    0.3%    1.5%    1.5%    1.5%    1.5%

TECHNICAL EXP. GROWTH             36.8%    0.3%  -27.5%    4.0%    4.0%    4.0%

PRODUCTION/LO EXPENSE
  GROWTH                           0.0%    0.0% -100.0%    0.0%    0.0%    0.0%

GEN & ADMIN EXPENSE
  GROWTH                         -17.5%   17.4%   -0.1%    4.0%    4.0%    4.0%

MARKETING EXP/REVENUE      2.1%    1.5%    0.8%    2.2%    2.2%    2.2%    2.2%

AD SALES EXP/AD
  REVENUE                  0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%




EXPENSE ASSUMPTIONS:      2001    2002    2003    2004    2005    2006
--------------------     ------  ------  ------  ------  ------  ------
BASIC PROGRAMMING
  PER SUB                 $6.99   $7.69   $8.46   $9.30  $10.23  $11.25
  % Change                10.0%   10.0%   10.0%   10.0%   10.0%   10.0%

PAY/MINI-PAY PROG.
  PER UNIT                $6.62   $6.82   $7.03   $7.24   $7.46   $7.68
  % Change                 3.0%    3.0%    3.0%    3.0%    3.0%    3.0%

PPV PROGRAMMING/PPV
  REVENUE                  0.0%    0.0%    0.0%    0.0%    0.0%    0.0%

PROGRAM GUIDE COST
  PER SUB                 $0.03   $0.03   $0.03   $0.03   $0.03   $0.03
  % Change                 4.0%    4.0%    4.0%    4.0%    4.0%    4.0%

FRANCHISE ACCESS FEES/
  REVENUE                  0.7%    0.7%    0.7%    0.7%    0.7%    0.7%

BAD DEBT EXPENSE/
  REVENUE                  1.5%    1.5%    1.5%    1.5%    1.5%    1.5%

TECHNICAL EXP. GROWTH      4.0%    4.0%    4.0%    4.0%    4.0%    4.0%

PRODUCTION/LO EXPENSE
  GROWTH                   0.0%    0.0%    0.0%    0.0%    0.0%    0.0%

GEN & ADMIN EXPENSE
  GROWTH                   4.0%    4.0%    4.0%    4.0%    4.0%    4.0%

MARKETING EXP/REVENUE      2.2%    2.2%    2.2%    2.2%    2.2%    2.2%

AD SALES EXP/AD
  REVENUE                  0.0%    0.0%    0.0%    0.0%    0.0%    0.0%


VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                          CALIFORNIA CITY, CALIFORNIA
                              REBUILD DCF APPROACH

                                                          PRO-
                                                 BUDGET  JECTED:
                         ACTUAL  ACTUAL  ACTUAL  ------  ------
CAPITAL EXPENDITURES:     1994    1995    1996    1997    1998    1999    2000
--------------------     ------  ------  ------  ------  ------  ------  ------
MILES OF PLANT:
  Beginning               59.57   85.21   90.12   90.12   92.10   95.78   99.62
  Ending                  85.21   90.12   90.12   92.10   95.78   99.62  103.60
    Change                25.64    4.91       -    1.98    3.68    3.83    3.98
    Average               72.39   87.67   90.12   91.11   93.94   97.70  101.61
    Homes/Mile             31.8    31.7    31.7    31.9    31.9    31.9    31.9

CONVERTERS:
  Beginning               1,160   1,011   1,007     931     958   1,003   1,074
  Ending                  1,011   1,007     931     958   1,003   1,074   1,149
    Change                (149)     (4)    (76)      27      46      71      75
    Average               1,086   1,009     969     944     980   1,039   1,112
  Ending Penetration      50.4%   48.3%   46.3%   48.5%   48.5%   48.5%   48.5%

REBUILD CAPITAL:
  UG Miles                                 11.1
  Aerial Miles                             79.0

  Cost/UG Mile                          $22,500
  Cost/Aerial Mile                      $16,500

  Other Rebuild Costs                  $271,877

TRUNK & DISTRIBUTION/
  NEW MILE
  (3 Year average)                      $14,059 $28,000 $29,120 $30,285 $31,496

MAKE-READY/MILE          $73.31 $104.69      $-  $22.00  $22.88  $23.80  $24.75

CONV & CUST EQUIP/
  NEW CONVERTER              $-      $-      $- $509.00 $529.36 $550.53 $572.56

CUST. CONNECT COSTS/
  SUB                    $48.79  $30.69  $20.72  $16.50  $17.16  $17.85  $18.56

OTHER TECHNICAL
  CAPITAL/SUB             $1.89      $-   $1.47  $22.75   $2.00   $2.08   $2.16

OTHER CAPITAL/SUB         $0.35   $2.01   $0.17   $0.90   $0.94   $0.97   $1.01

CAPITAL EXPENDITURES:     2001    2002    2003    2004    2005    2006
--------------------     ------  ------  ------  ------  ------  ------
MILES OF PLANT:
  Beginning              103.60  107.74  112.05  116.54  121.20  126.05
  Ending                 107.74  112.05  116.54  121.20  126.05  131.09
    Change                 4.14    4.31    4.48    4.66    4.85    5.04
    Average              105.67  109.90  114.29  118.87  123.62  128.57
    Homes/Mile             31.9    31.9    31.9    31.9    31.9    31.9

CONVERTERS:
  Beginning               1,149   1,229   1,312   1,401   1,494   1,593
  Ending                  1,229   1,312   1,401   1,494   1,593   1,698
    Change                   79      84      89      94      99     104
    Average               1,189   1,270   1,357   1,448   1,544   1,645
  Ending Penetration      48.5%   48.5%   48.5%   48.5%   48.5%   48.5%

TRUNK & DISTRIBUTION/
  NEW MILE
  (3 Year average)      $32,756 $34,066 $35,429 $36,846 $38,320 $39,853

MAKE-READY/MILE          $25.74  $26.77  $27.84  $28.95  $30.11  $31.31

CONV & CUST EQUIP/
  NEW CONVERTER         $595.46 $619.28 $644.05 $669.81 $696.60 $724.47

CUST. CONNECT COSTS/
  SUB                    $19.30  $20.07  $20.88  $21.71  $22.58  $23.48

OTHER TECHNICAL
  CAPITAL/SUB             $2.25   $2.34   $2.43   $2.53   $2.63   $2.74

OTHER CAPITAL/SUB         $1.05   $1.09   $1.14   $1.18   $1.23   $1.28

VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                          CALIFORNIA CITY, CALIFORNIA
                              REBUILD DCF APPROACH

                                                                          PRO-
                                                             BUDGET     JECTED:
                            ACTUAL     ACTUAL     ACTUAL     ------     ------
CASH FLOW PROJECTIONS:       1994       1995       1996       1997       1998       1999       2000
---------------------       ------     ------     ------     ------     ------     ------     ------
REVENUE:
  Basic & Equipment
    Revenue                599,671    612,815    609,818    628,159    677,866    754,108    847,452
  Pay and Mini-Pay
    Revenue                 95,913    107,771     94,460     77,984     80,918     85,733     91,757
  PPV Revenue                    -          -          -          -          -          -          -
  Advertising Revenue            -          -          -          -          -          -          -
  Other Revenue             44,605     55,702     48,974     46,265     50,406     64,087     82,308
    Total Revenue          740,189    776,288    753,252    752,408    809,190    903,927  1,021,517
        % Growth                         4.9%      -3.0%      -0.1%       7.5%      11.7%      13.0%

EXPENSES:
  Basic Programming
    Costs                  100,086    110,042     97,000    118,020    127,359    148,430    174,746
  Pay Programming
    Costs                   61,038     64,295     46,657     60,058     64,187     70,046     77,218
  PPV Programming
    Cost                         -          -          -          -          -          -          -
  Program Guide Costs        2,618      2,769      2,199        533        575        634        705
  Franchise & License
    Fees                    18,731     17,886      5,185      5,267      5,664      6,327      7,151
  Bad Debt Expense           6,658     10,706      2,526     11,286     12,138     13,559     15,323
  Technical Expenses        53,165     72,712     72,964     52,899     55,015     57,215     59,504
  Production/LO
    Expenses                     -          -         93          -          -          -          -
  Gen & Admin Expenses      88,214     72,804     85,471     85,386     88,801     92,353     96,047
  Marketing Expenses        15,844     11,676      6,190     16,177     17,398     19,434     21,963
  Advertising Sales
    Expenses                     -          -          -          -          -          -          -
    Total Expenses         346,354    362,890    318,285    349,625    371,137    408,000    452,657

OPERATING CASH FLOW        393,835    413,398    434,967    402,783    438,053    495,927    568,860
  % Margin                   53.2%      53.3%      57.7%      53.5%      54.1%      54.9%      55.7%
  % Growth                               5.0%       5.2%      -7.4%       8.8%      13.2%      14.7%

CAPITAL EXPENDITURES:
  Rebuild/Upgrade Costs          -          -          -    912,728    912,728          -          -
  Trunk & Distribution
    Costs                  259,428    159,556     10,516     55,440    107,278    116,032    125,500
  Make-Ready                 5,307      9,178          -      2,004      2,149      2,325      2,514
  Fiber Costs - Plant
    and Headend                  -          -          -          -          -          -          -
  Converters and Customer
    Equipment                    1          -        301     13,519     24,198     39,063     42,957
  Customer Connect Costs    97,775     64,022     41,637     32,145     34,689     38,223     42,545
  Other Technical Capital    3,793          -      2,950     44,321      4,043      4,455      4,959
  Other Capital                707      4,200        347      1,753      1,892      2,085      2,321
    Total Capital
      Expenditures         367,011    236,956     55,751  1,061,911  1,086,978    202,182    220,795

NET CASH FLOW               26,824    176,442    379,216  (659,129)  (648,925)    293,745    348,065
  % Growth                                                  -273.8%      -1.5%     -145.3%     18.5%




CASH FLOW PROJECTIONS:       2001       2002       2003       2004       2005       2006
---------------------       ------     ------     ------     ------     ------     ------
REVENUE:
  Basic & Equipment
    Revenue                951,589  1,067,715  1,197,153  1,341,371  1,501,992  1,680,814
  Pay and Mini-Pay          98,126    104,858    111,971    119,485    127,422    135,802
    Revenue
  PPV Revenue                    -          -          -          -          -          -
  Advertising Revenue            -          -          -          -          -          -
  Other Revenue            105,625    135,446    173,561    222,251    284,416    363,746
    Total Revenue        1,155,340  1,308,018  1,482,685  1,683,107  1,913,830  2,180,362
        % Growth             13.1%      13.2%      13.4%      13.5%      13.7%      13.9%

EXPENSES:
  Basic Programming
    Costs                  205,563    241,632    283,826    333,162    390,821    458,177
  Pay Programming
    Costs                   85,055     93,616    102,966    113,173    124,311    136,461
  PPV Programming
    Cost                         -          -          -          -          -          -
  Program Guide Costs          785        872        968      1,075      1,192      1,321
  Franchise & License
    Fees                     8,087      9,156     10,379     11,782     13,397     15,263
  Bad Debt Expense          17,330     19,620     22,240     25,247     28,707     32,705
  Technical Expenses        61,884     64,360     66,934     69,611     72,396     75,292
  Production/LO
    Expenses                     -          -          -          -          -          -
  Gen & Admin Expenses      99,889    103,885    108,040    112,362    116,856    121,530
  Marketing Expenses        24,840     28,122     31,878     36,187     41,147     46,878
  Advertising Sales
    Expenses                     -          -          -          -          -          -
    Total Expenses         503,433    561,264    627,232    702,597    788,826    887,626

OPERATING CASH FLOW        651,907    746,754    855,453    980,510  1,125,003  1,292,736
  % Margin                   56.4%      57.1%      57.7%      58.3%      58.8%      59.3%
  % Growth                   14.6%      14.5%      14.6%      14.6%      14.7%      14.9%

CAPITAL EXPENDITURES:
  Rebuild/Upgrade Costs          -          -          -          -          -          -
  Trunk & Distribution
    Costs                  135,741    146,817    158,798    171,756    185,771    200,930
  Make-Ready                 2,720      2,942      3,182      3,441      3,722      4,026
  Fiber Costs - Plant
    and Headend                  -          -          -          -          -          -
  Converters and Customer
    Equipment               47,226     51,905     57,034     62,654     68,811     75,557
  Customer Connect Costs    47,318     52,586     58,400     64,812     71,882     79,674
  Other Technical Capital    5,515      6,129      6,807      7,554      8,378      9,286
  Other Capital              2,581      2,868      3,185      3,535      3,921      4,346
    Total Capital
      Expenditures         241,100    263,248    287,405    313,752    342,485    373,818

NET CASH FLOW              410,807    483,506    568,048    666,758    782,518    918,918
  % Growth                   18.0%      17.7%      17.5%      17.4%      17.4%      17.4%


VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                          CALIFORNIA CITY, CALIFORNIA
                              REBUILD DCF APPROACH

                                                                      PRO-
                                                          BUDGET    JECTED:
                         ACTUAL     ACTUAL     ACTUAL   ---------  ---------
PV OF CASH FLOWS          1994       1995       1996       1997       1998       1999       2000
----------------       ---------  ---------  ---------  ---------  ---------  ---------  ---------
PROJECTED NET
  CASH FLOW                                             -659,129   -648,925   293,745    348,065

  Value of Assets
   in Year 10
   assuming OCF
   multiple of                                     7.0

  Discount Rate                                  17.5%

  PV OF CASH
   FLOW STREAM                               2,237,514

                                                   5.1 TIMES RUNNING RATE CASH FLOW
                                                   5.6 TIMES PROJECTED CASH FLOW
                                                $1,164 PER SUBSCRIBER



PV OF CASH FLOWS          2001       2002       2003       2004       2005       2006
----------------       ---------  ---------  ---------  ---------  ---------  ---------
PROJECTED NET
  CASH FLOW            410,807    483,506    568,048    666,758    782,518    918,918

  Value of Assets
   in Year 10
   assuming OCF
   multiple of                                                              9,049,150

  Discount Rate



VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                          CALIFORNIA CITY, CALIFORNIA
                            NO REBUILD DCF APPROACH

                                                          PRO-
                                                 BUDGET  JECTED:
                         ACTUAL  ACTUAL  ACTUAL  ------  ------
REVENUE ASSUMPTIONS:      1994    1995    1996    1997    1998    1999    2000
--------------------     ------  ------  ------  ------  ------  ------  ------
HOMES PASSED:
  Beginning               2,500   2,707   2,858   2,858   2,938   3,056   3,178
  Ending                  2,707   2,858   2,858   2,938   3,056   3,178   3,305
    Change                  207     151       0      80     118     122     127
    % Change               8.3%    5.6%    0.0%    2.8%    4.0%    4.0%    4.0%
  Average                 2,604   2,783   2,858   2,898   2,997   3,117   3,241

BASIC SUBSCRIBERS:
  Beginning               1,933   2,075   2,097   1,922   1,974   2,069   2,167
  Ending                  2,075   2,097   1,922   1,974   2,069   2,167   2,270
    Change                  142      22    -175      52      94      99     103
    % Change               7.3%    1.1%  -11.1%    2.7%    4.8%    4.8%    4.8%
  Average                 2,004   2,086   2,010   1,948   2,021   2,118   2,219
  Ending Penetration      76.7%   73.4%   67.2%   67.2%   67.7%   68.2%   68.7%

  Monthly Basic Rev/Sub  $24.94  $24.48  $25.29  $26.87  $27.94  $29.06  $30.22
    % Change                      -1.8%    3.3%    6.3%    4.0%    4.0%    4.0%

PAY + MINI-PAY UNITS:
  Beginning                 952   1,288   1,180     839     862     903     946
  Ending                  1,288   1,180     839     862     903     946     991
    Change                  336    -108    -341      23      41      43      45
    % Change              35.3%   -8.4%  -38.5%    2.7%    4.8%    4.8%    4.8%
  Average                 1,120   1,234   1,010     850     882     925     969
  Ending Penetration      62.1%   56.3%   43.7%   43.7%   43.7%   43.7%   43.7%

  Monthly Pay Rev/Unit    $7.14   $7.28   $7.80   $7.64   $7.64   $7.64   $7.64
    % Change                       2.0%    7.1%   -2.0%    0.0%    0.0%    0.0%

PPV REVENUE PER SUB        $-      $-      $-      $-      $-      $-      $-
  % Change                         0.0%    0.0%    0.0%    0.0%    0.0%    0.0%

ADVERTISING REVENUE
  PER SUB                  $-      $-      $-      $-      $-      $-      $-
  % Change                         0.0%    0.0%    0.0%    0.0%    0.0%    0.0%

OTHER REVENUE PER SUB     $1.79   $2.21   $2.12   $1.98   $2.08   $2.18   $2.29
  % Change                        23.6%   -4.1%   -6.8%    5.0%    5.0%    5.0%

TOTAL REVENUE PER SUB    $30.78  $31.01  $31.24  $32.18  $33.36  $34.58  $35.85
  % Change                         0.8%    0.7%    3.0%    3.6%    3.7%    3.7%



REVENUE ASSUMPTIONS:      2001    2002    2003    2004    2005    2006
--------------------     ------  ------  ------  ------  ------  ------
HOMES PASSED:
  Beginning               3,305   3,437   3,575   3,718   3,866   4,021
  Ending                  3,437   3,575   3,718   3,866   4,021   4,182
    Change                  132     137     143     149     155     161
    % Change               4.0%    4.0%    4.0%    4.0%    4.0%    4.0%
  Average                 3,371   3,506   3,646   3,792   3,944   4,101

BASIC SUBSCRIBERS:
  Beginning               2,270   2,378   2,491   2,610   2,733   2,863
  Ending                  2,378   2,491   2,610   2,733   2,863   2,998
    Change                  108     113     118     124     129     135
    % Change               4.8%    4.8%    4.7%    4.7%    4.7%    4.7%
  Average                 2,324   2,435   2,551   2,672   2,798   2,931
  Ending Penetration      69.2%   69.7%   70.2%   70.7%   71.2%   71.7%

  Monthly Basic Rev/Sub  $31.43  $32.69  $34.00  $35.36  $36.77  $38.24
    % Change               4.0%    4.0%    4.0%    4.0%    4.0%    4.0%

PAY + MINI-PAY UNITS:
  Beginning                 991   1,038   1,088   1,139   1,193   1,250
  Ending                  1,038   1,088   1,139   1,193   1,250   1,309
    Change                   47      49      52      54      57      59
    % Change               4.8%    4.8%    4.7%    4.7%    4.7%    4.7%
  Average                 1,015   1,063   1,113   1,166   1,221   1,279
  Ending Penetration      43.7%   43.7%   43.7%   43.7%   43.7%   43.7%

  Monthly Pay Rev/Unit    $7.64   $7.64   $7.64   $7.64   $7.64   $7.64
    % Change               0.0%    0.0%    0.0%    0.0%    0.0%    0.0%

PPV REVENUE PER SUB        $-      $-      $-      $-      $-      $-
  % Change                 0.0%    0.0%    0.0%    0.0%    0.0%    0.0%

ADVERTISING REVENUE
  PER SUB                  $-      $-      $-      $-      $-      $-
  % Change                 0.0%    0.0%    0.0%    0.0%    0.0%    0.0%

OTHER REVENUE PER SUB     $2.41   $2.53   $2.65   $2.78   $2.92   $3.07
  % Change                 5.0%    5.0%    5.0%    5.0%    5.0%    5.0%

TOTAL REVENUE PER SUB    $37.17  $38.55  $39.99  $41.48  $43.03  $44.65
  % Change                 3.7%    3.7%    3.7%    3.7%    3.7%    3.8%


VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                          CALIFORNIA CITY, CALIFORNIA
                            NO REBUILD DCF APPROACH

                                                          PRO-
                                                 BUDGET  JECTED:
                         ACTUAL  ACTUAL  ACTUAL  ------  ------
EXPENSE ASSUMPTIONS:      1994    1995    1996    1997    1998    1999    2000
--------------------     ------  ------  ------  ------  ------  ------  ------
BASIC PROGRAMMING
  PER SUB                 $4.16   $4.40   $4.02   $5.05   $5.25   $5.46   $5.68
  % Change                         5.6%   -8.5%   25.5%    4.0%    4.0%    4.0%

PAY/MINI-PAY PROG.
  PER UNIT                $4.54   $4.34   $3.85   $5.89   $6.06   $6.24   $6.43
  % Change                        -4.4%  -11.3%   52.8%    3.0%    3.0%    3.0%

PPV PROGRAMMING/
  PPV REVENUE              0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%

PROGRAM GUIDE COST
  PER SUB                 $0.11   $0.11   $0.09   $0.02   $0.02   $0.02   $0.03
  % Change                         1.6%  -17.6%  -75.0%    4.0%    4.0%    4.0%

FRANCHISE, ACCESS FEES/
  REVENUE                  2.5%    2.3%    0.7%    0.7%    0.7%    0.7%    0.7%

BAD DEBT EXPENSE/
  REVENUE                  0.9%    1.4%    0.3%    1.5%    1.5%    1.5%    1.5%

TECHNICAL EXP. GROWTH             36.8%    0.3%  -27.5%    4.0%    4.0%    4.0%

PRODUCTION/LO EXPENSE
  GROWTH                           0.0%    0.0% -100.0%    0.0%    0.0%    0.0%

GEN & ADMIN EXPENSE
  GROWTH                         -17.5%   17.4%   -0.1%    4.0%    4.0%    4.0%

MARKETING EXP/REVENUE      2.1%    1.5%    0.8%    2.2%    2.2%    2.2%    2.2%

AD SALES EXP/AD REVENUE    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%



EXPENSE ASSUMPTIONS:      2001    2002    2003    2004    2005    2006
--------------------     ------  ------  ------  ------  ------  ------
BASIC PROGRAMMING
  PER SUB                 $5.91   $6.14   $6.39   $6.64   $6.91   $7.19
  % Change                 4.0%    4.0%    4.0%    4.0%    4.0%    4.0%

PAY/MINI-PAY PROG.
  PER UNIT                $6.62   $6.82   $7.03   $7.24   $7.46   $7.68
  % Change                 3.0%    3.0%    3.0%    3.0%    3.0%    3.0%

PPV PROGRAMMING/
  PPV REVENUE              0.0%    0.0%    0.0%    0.0%    0.0%    0.0%

PROGRAM GUIDE COST
  PER SUB                 $0.03   $0.03   $0.03   $0.03   $0.03   $0.03
  % Change                 4.0%    4.0%    4.0%    4.0%    4.0%    4.0%

FRANCHISE, ACCESS FEES/
  REVENUE                  0.7%    0.7%    0.7%    0.7%    0.7%    0.7%

BAD DEBT EXPENSE/
  REVENUE                  1.5%    1.5%    1.5%    1.5%    1.5%    1.5%

TECHNICAL EXP. GROWTH      4.0%    4.0%    4.0%    4.0%    4.0%    4.0%

PRODUCTION/LO EXPENSE
  GROWTH                   0.0%    0.0%    0.0%    0.0%    0.0%    0.0%

GEN & ADMIN EXPENSE
  GROWTH                   4.0%    4.0%    4.0%    4.0%    4.0%    4.0%

MARKETING EXP/REVENUE      2.2%    2.2%    2.2%    2.2%    2.2%    2.2%

AD SALES EXP/AD REVENUE    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%


VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                          CALIFORNIA CITY, CALIFORNIA
                            NO REBUILD DCF APPROACH

                                                                  PRO-
                                                       BUDGET    JECTED:
                         ACTUAL    ACTUAL    ACTUAL    ------    ------
CAPITAL EXPENDITURES:     1994      1995      1996      1997      1998      1999      2000
---------------------    ------    ------    ------    ------    ------    ------    ------
MILES OF PLANT:
  Beginning               59.57     85.21     90.12     90.12     92.10     95.78     99.62
  Ending                  85.21     90.12     90.12     92.10     95.78     99.62    103.60
    Change                25.64      4.91       -        1.98      3.68      3.83      3.98
    Average               72.39     87.67     90.12     91.11     93.94     97.70    101.61
    Homes/Mile             31.8      31.7      31.7      31.9      31.9      31.9      31.9

CONVERTERS:
  Beginning               1,160     1,011     1,007       931       958     1,003     1,051
  Ending                  1,011     1,007       931       958     1,003     1,051     1,101
    Change                 (149)       (4)      (76)       27        46        48        50
    Average               1,086     1,009       969       944       980     1,027     1,076
  Ending Penetration      50.4%     48.3%     46.3%     48.5%     48.5%     48.5%     48.5%

REBUILD CAPITAL:
  UG Miles                                     11.1
  Aerial Miles                                 79.0

  Cost/UG Mile                              $  -
  Cost/Aerial Mile                          $  -

  Other Rebuild Costs                       $  -

TRUNK & DISTRIBUTION/
  NEW MILE                                  $14,059   $28,000   $29,120   $30,285   $31,496
  (3-Year average)

MAKE-READY/MILE         $ 73.31   $104.69   $  -      $ 22.00   $ 22.88   $ 23.80   $ 24.75

CONV & CUST EQUIP/
  NEW CONVERTER         $  -      $  -      $  -      $509.00   $529.36   $550.53   $572.56

CUST. CONNECT
  COSTS/SUB             $ 48.79   $ 30.69   $ 20.72   $ 16.50   $ 17.16   $ 17.85   $ 18.56

OTHER TECHNICAL
  CAPITAL/SUB           $  1.89   $  -      $  1.47   $ 22.75   $  2.00   $  2.08   $  2.16

OTHER CAPITAL/SUB       $  0.35   $  2.01   $  0.17   $  0.90   $  0.94   $  0.97   $  1.01




CAPITAL EXPENDITURES:     2001      2002      2003      2004      2005      2006
---------------------    ------    ------    ------    ------    ------    ------
MILES OF PLANT:
  Beginning              103.60    107.74    112.05    116.54    121.20    126.05
  Ending                 107.74    112.05    116.54    121.20    126.05    131.09
    Change                 4.14      4.31      4.48      4.66      4.85      5.04
    Average              105.67    109.90    114.29    118.87    123.62    128.57
    Homes/Mile             31.9      31.9      31.9      31.9      31.9      31.9

CONVERTERS:
  Beginning               1,101     1,154     1,208     1,266     1,326     1,388
  Ending                  1,154     1,208     1,266     1,326     1,388     1,454
    Change                   52        55        57        60        63        66
    Average               1,127     1,181     1,237     1,296     1,357     1,421
  Ending Penetration      48.5%     48.5%     48.5%     48.5%     48.5%     48.5%

REBUILD CAPITAL:
  UG Miles
  Aerial Miles

  Cost/UG Mile
  Cost/Aerial Mile

  Other Rebuild Costs

TRUNK & DISTRIBUTION/
  NEW MILE              $32,756   $34,066   $35,429   $36,846   $38,320   $39,853
  (3-Year average)

MAKE-READY/MILE          $25.74    $26.77    $27.84    $28.95    $30.11    $31.31

CONV & CUST EQUIP/
  NEW CONVERTER         $596.46   $619.28   $644.05   $669.81   $696.60   $724.47

CUST. CONNECT
  COSTS/SUB              $19.30    $20.07    $20.88    $21.71    $22.58    $23.48

OTHER TECHNICAL
  CAPITAL/SUB            $ 2.25    $ 2.34    $ 2.43    $ 2.53    $ 2.63    $ 2.74

OTHER CAPITAL/SUB        $ 1.05    $ 1.09    $ 1.14    $ 1.18    $ 1.23    $ 1.28


VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                          CALIFORNIA CITY, CALIFORNIA
                            NO REBUILD DCF APPROACH

                                                                  PRO-
                                                       BUDGET    JECTED:
                         ACTUAL    ACTUAL    ACTUAL    ------    ------
CASH FLOW PROJECTIONS:    1994      1995      1996      1997      1998      1999      2000
----------------------   ------    ------    ------    ------    ------    ------    ------
REVENUE:
  Basic & Equipment
    Revenue             599,671   612,815   609,818   628,159   677,866   738,614   804,763
  Pay and Mini-Pay
    Revenue              95,913   107,771    94,460    77,984    80,918    84,779    88,818
  PPV Revenue               -         -         -         -         -         -         -
  Advertising Revenue       -         -         -         -         -         -         -
  Other Revenue          44,605    55,702    48,974    46,265    50,406    55,452    60,999
                      ---------------------------------------------------------------------
    Total Revenue       740,189   776,288   753,252   752,408   809,190   878,844   954,580
      % Growth                       4.9%     -3.0%     -0.1%      7.5%      8.6%      8.6%

EXPENSES:
  Basic Programming
    Costs               100,086   110,042    97,000   118,020   127,359   138,773   151,201
  Pay Programming
    Costs                61,038    64,295    46,657    60,058    64,187    69,267    74,745
  PPV Programming
    Costs                   -         -         -         -         -         -         -
  Program Guide Costs     2,618     2,769     2,199       533       575       627       683
  Franchise & License
    Fees                 18,731    17,886     5,185     5,267     5,664     6,152     6,682
  Bad Debt Expense        6,658    10,706     2,526    11,286    12,138    13,183    14,319
  Technical Expenses     53,165    72,712    72,964    52,899    55,015    57,215    59,504
  Production/LO
    Expenses                -         -          93       -         -         -         -
  Gen. & Admin
    Expenses             88,214    72,804    85,471    85,386    88,801    92,353    96,047
  Marketing Expenses     15,844    11,676     6,190    16,177    17,398    18,895    20,523
  Advertising Sales
    Expenses                -         -         -         -         -         -         -
                      ---------------------------------------------------------------------
    Total Expenses      346,354   362,890   318,285   349,625   371,137   396,464   423,704

OPERATING CASH FLOW     393,835   413,398   434,967   402,783   438,053   482,380   530,876
  % Margin                53.2%     53.3%     57.7%     53.5%     54.1%     54.9%     55.6%
  % Growth                           5.0%      5.2%     -7.4%      8.8%     10.1%     10.1%

CAPITAL EXPENDITURES:
  Rebuild/Upgrade
    Costs                   -         -         -         -         -         -         -
  Trunk & Distribution
    Costs               259,428   159,556    10,516    55,440   107,278   116,032   125,500
  Make-Ready              5,307     9,178       -       2,004     2,149     2,325     2,514
  Fiber Costs - Plant
    and Headend             -         -         -         -         -         -         -
  Converters & Customer
    Equipment                 1       -         301    13,519    24,198    26,336    28,661
  Customer Connect
    Costs                97,775    64,022    41,637    32,145    34,689    37,797    41,182
  Other Technical
    Capital               3,793       -       2,950    44,321     4,043     4,405     4,800
  Other Capital             707     4,200       347     1,753     1,892     2,062     2,246
                      ---------------------------------------------------------------------
    Total Capital
      Expenditures      367,011   236,956    55,751   149,183   174,249   188,957   204,904

NET CASH FLOW            26,824   176,442   379,216   253,600   263,804   293,423   325,972
  % Growth                                             -33.1%      4.0%     11.2%     11.1%



CASH FLOW PROJECTIONS:    2001      2002      2003      2004      2005      2006
----------------------   ------    ------    ------    ------    ------    ------
REVENUE:
  Basic & Equipment
    Revenue             876,789   955,212 1,040,595 1,133,552 1,234,750 1,344,917
  Pay and Mini-Pay
    Revenue              93,046    97,469   102,098   106,941   112,008   117,309
  PPV Revenue               -         -         -         -         -         -
  Advertising Revenue       -         -         -         -         -         -
  Other Revenue          67,097    73,802    81,172    89,273    98,178   107,966
                      -----------------------------------------------------------
    Total Revenue     1,036,932 1,126,483 1,223,864 1,329,765 1,444,936 1,570,192
      % Growth             8.6%      8.6%      8.6%      8.7%      8.7%      8.7%

EXPENSES:
  Basic Programming
    Costs               164,733   179,468   195,509   212,974   231,988   252,686
  Pay Programming
    Costs                80,651    87,020    93,887   101,291   109,273   117,878
  PPV Programming
    Costs                   -         -         -         -         -         -
  Program Guide Costs       744       810       883       962     1,048     1,141
  Franchise & License
    Fees                  7,259     7,885     8,567     9,308    10,115    10,991
  Bad Debt Expense       15,554    16,897    18,358    19,946    21,674    23,553
  Technical Expenses     61,884    64,360    66,934    69,611    72,396    75,292
  Production/LO
    Expenses                -         -         -         -         -         -
  Gen. & Admin
    Expenses             99,889   103,885   108,040   112,362   116,856   121,530
  Marketing Expenses     22,294    24,219    26,313    28,590    31,066    33,759
  Advertising Sales
    Expenses                -         -         -         -         -         -
                      -----------------------------------------------------------
    Total Expenses      453,008   484,544   518,492   555,045   594,415   636,830

OPERATING CASH FLOW     583,924   641,938   705,373   774,721   850,521   933,361
  % Margin                56.3%     57.0%     57.6%     58.3%     58.9%     59.4%
  % Growth                10.0%      9.9%      9.9%      9.8%      9.8%      9.7%

CAPITAL EXPENDITURES:
  Rebuild/Upgrade
    Costs                   -         -         -         -         -         -
  Trunk & Distribution
    Costs               135,741   146,817   158,798   171,756   185,771   200,930
  Make-Ready              2,720     2,942     3,182     3,441     3,722     4,026
  Fiber Costs - Plant
    and Headend             -         -         -         -         -         -
  Converters & Customer
    Equipment            31,191    33,943    36,936    40,191    43,732    47,583
  Customer Connect
    Costs                44,868    48,881    53,251    58,007    63,186    68,824
  Other Technical
    Capital               5,229     5,697     6,206     6,761     7,364     8,021
  Other Capital           2,447     2,666     2,905     3,164     3,447     3,754
                      -----------------------------------------------------------
    Total Capital
      Expenditures      222,197   240,946   261,277   283,320   307,222   333,138

NET CASH FLOW           361,727   400,992   444,096   491,400   543,299   600,223
  % Growth                11.0%     10.9%     10.7%     10.7%     10.6%     10.5%


VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                          CALIFORNIA CITY, CALIFORNIA
                            NO REBUILD DCF APPROACH

                                                                  PRO-
                                                       BUDGET    JECTED:
                         ACTUAL    ACTUAL    ACTUAL    ------    ------
PV OF CASH FLOWS          1994      1995      1996      1997      1998      1999      2000
----------------         ------    ------    ------    ------    ------    ------    ------
PROJECTED NET
  CASH FLOW                                           253,600   263,804   293,423   325,972

  Value of Assets in
    Year 10 assuming
    OCF multiple of                             7.0

  Discount rate                               17.5%

  PV OF CASH FLOW
    STREAM                                2,900,933

                                                6.7 TIMES RUNNING RATE CASH FLOW
                                                7.2 TIMES PROJECTED CASH FLOW
                                             $1,509 PER SUBSCRIBER




REVENUE ASSUMPTIONS:      2001      2002      2003      2004      2005      2006
--------------------     ------    ------    ------    ------    ------    ------
PROJECTED NET
  CASH FLOW             361,727   400,992   444,096   491,400   543,299   600,223

  Value of Assets in
    Year 10 assuming
    OCF multiple of                                                     6,633,528

  Discount rate


                                    FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

      CASH FLOW MULTIPLE AND ADJUSTED CASH FLOW MULTIPLE APPROACHES

            As discussed previously, the Cable System generated revenue of $753,252 and operating cash flow of $434,967 in 1996, for an actual operating cash flow margin of 57.7%.

            The current operating cash flow multiples indicated by the market range from 6 to 11 times, based on transactions which have been announced in recent months. In order to determine the respective appropriate cash flow multiples to apply to the cash flow and to the adjusted cash flow of the Cable System, the following factors must be considered:

         o The Cable System has experienced a decline in basic subscribers due in part to technical inability of the system to add channels and new services commensurate with recent rate increases.

         o The cable plant needs to be rebuilt, as the 330 MHz plant has no room to add the programming needed to keep up with competition. Additionally, a buyer of the Cable System would need to build a headend to serve The Cable Systems' subscribers, which are currently served from the headend of an adjacent cable system.

         o The current rates of the Cable System are relatively high given the level of service provided in each system, and the presence of direct competition in the overbuilt portion of the service area.

         o The operating cash flow margin approximates 58 percent, a very high level by industry standards, leaving little perceived potential for improvement by a buyer. A typical buyer would likely discount this margin in determining the potential cash flow that such a buyer would be able to consistently generate from this Cable System.

      Based on these factors, as well as on CEA's recent experience in the cable system transaction market, it is CEA's opinion that the following cash flow multiples are appropriate in valuing the Cable System:

                  Operating Cash Flow Multiple              7.0
                  Adjusted Operating Cash Flow Multiple     7.5

            Applying these multiples respectively to the actual operating cash flow and to the adjusted operating cash flow of the Cable System yields the following calculations:

      Cash Flow Multiple Approach:
      ---------------------------
              Actual Operating Cash Flow         $   434,967
              Operating Cash Flow Multiple     x         7.0
                                                 -----------
              Value Indication                   $ 3,044,769

                                    FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

      Adjusted Cash Flow Multiple Approach:

              Actual Revenue                     $   753,252
              Adjusted Margin                  x         50%
                                                 -----------
              Adjusted Operating Cash Flow       $   376,626
              Operating Cash Flow Multiple     x         7.5
                                                 -----------
              Value Indication                    $2,824,695

      SUBSCRIBER MULTIPLE APPROACH

              Based on CEA's recent experience in the cable system transaction market, it is CEA's opinion that a buyer would expect the typical cable system to generate just over $33.00 per month in total revenue, operate at a 50% cash flow margin, and be valued at approximately 9 times this operating cash flow. Based on these parameters, a buyer would be willing to pay approximately $1,800 per subscriber for this typical cable system. Applying this per-subscriber value to the subject Cable System results in the following calculation:

              Basic Subscribers                           1,922
              Per Subscriber Multiple         x  $        1,800
                                                 --------------
              Value Indication                   $    3,459,600

      REBUILD CASH FLOW MULTIPLE APPROACH

            Based on CEA's recent experience in the cable system transaction market, it is CEA's opinion that a typical fully-rebuilt, state-of-the-art cable system could reasonably be expected to sell, on average, for approximately 10.5 times operating cash flow. For cable systems in need of rebuild, a buyer would likely be willing to pay approximately 10.5 times operating cash flow less the cost of the rebuild. Therefore, to estimate the value of the Cable System using the Rebuild Cash Flow Multiple Approach, CEA multiplied 1996 operating cash flow by 10.5 and subtracted the estimated cost to rebuild the Cable System, as follows:

            1996 Operating Cash Flow                  $    434,967
            Rebuild Operating Cash Flow Multiple   x          10.5
                                                      ------------
            Value of System After Rebuild                4,567,154
            less: Cost of Rebuild                       (1,825,457)
                                                      ------------
            Value Indication                          $  2,741,697

                                    FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

VALUE CONCLUSIONS -- CALIFORNIA CITY, CA

      CEA used two variations of the discounted cash flow approach, and four variations of the market approach to determine six indications of the value of the Cable System. These value indications are summarized as follows:

      Rebuild DCF Approach                              $2,237,514
      No Rebuild DCF Approach                           $2,900,933
      Cash Flow Multiple Approach                       $3,044,769
      Adjusted Cash Flow Multiple Approach              $2,824,695
      Subscriber Multiple Approach                      $3,459,600
      Rebuild Cash Flow Multiple Approach               $2,741,697

      VALUE CONCLUSION                                  $2,800,000

      Therefore, based on this analysis, it is CEA's opinion that, as of December 31, 1996, the fair market value of the California City, CA Cable System is $2,800,000.

                                    FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

                                 CENTREVILLE, MD


SYSTEM OVERVIEW -- CENTREVILLE, MD

      SYSTEM DESCRIPTION

            The Partnership owns the Cable System that serves Centreville, Maryland, as well as various towns in the Maryland Counties of Queen Anne's, Kent, and Talbot, all located on the Eastern Shore of the Chesapeake Bay. As of December 31, 1996, the Cable System passed 23,857 homes with 650 miles of plant, and served 12,325 basic subscribers from one headend and six microwave receive sites. Relevant subscriber statistics as of December 31, 1996 are displayed in the following table.

                        Homes         Basic        Basic      Pay       Pay
      As of 12/31/96    Passed     Subscribers  Penetration  Units   Penetration
      --------------    ------     -----------  -----------  -----   -----------
      Centreville, MD   23,857         12,325       51.7%    7,440     60.4%

            The Cable System operates at 450 MHz, 62-channel capacity, and offers 51 channels of programming.

      HOME AND SUBSCRIBER GROWTH

            During the past few years, the Cable System has experienced some home growth and strong growth in basic subscribers as basic penetration rose from 47% in 1994 to nearly 52% in 1996. The Company's home and subscriber growth history is displayed below.

                                1994       1995        1996     CAGR 94-96
                                ----       ----        ----     ----------
         Homes Passed         23,383      23,497      23,857        1.0%
         Basic Subscribers    11,001      11,893      12,325        5.8%

      FINANCIAL SUMMARY

            For the year ended December 31, 1996, the Centreville, MD Cable System generated total revenue of $5,342,649 and operating cash flow of $2,719,375, resulting in a 50.9% operating cash flow margin.

                                    FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

VALUATION -- CENTREVILLE, MD

      DISCOUNTED CASH FLOW APPROACHES

            Financial projections, including all assumptions regarding operations and future capital expenditures, relating to the Rebuild DCF Approach and to the No Rebuild DCF Approach are displayed on the following ten pages. These projections were prepared by CEA based on certain information provided by the Partnership, including, but not limited to, the Partnership's 1997 budget for the Cable System.

            The discount rate used in this analysis was derived using a weighted average cost of capital. Based on CEA's recent experience in the cable system transaction market, it is CEA's opinion that equity investors in cable systems would likely require a 25 percent return in order to justify the equity investment. Additionally, based on CEA's recent experience in raising debt financing for cable operators, a lender would likely charge an interest rate of approximately 10 percent and would likely be willing to lend up to 50 percent of asset value at that rate. Thus, the likely weighted average cost of capital for the subject Cable System can be calculated as follows:


            50 percent debt at a rate of 10%     = .50   x  10%   =   5.0%
            50 percent equity at a rate of 25%   = .50   x  25%   =  12.5%

            Total Cost of Capital                =        17.5%

            The terminal value of the Cable System was calculated as the price at which the cable assets might sell at the end of the ten-year projection period, based on a multiple of the operating cash flow of the Cable System at that time. The cash flow multiple used reflects the expected growth of cash flow in the Cable System after year ten, as well as the return on debt and equity capital that would likely be required by investors at that time given the expected risk of the investment at that time.

            Based on the calculations displayed on the following pages, the discounted cash flow approaches indicate fair market values for the Cable System as follows:

            Rebuild DCF Approach                $18,553,636
            No Rebuild DCF Approach             $24,605,420

VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                                CENTREVILLE, MD
                              REBUILD DCF APPROACH

                                                          PRO-
                                                 BUDGET  JECTED:
                         ACTUAL  ACTUAL  ACTUAL  ------  ------
REVENUE ASSUMPTIONS:      1994    1995    1996    1997    1998    1999    2000
--------------------     ------  ------  ------  ------  ------  ------  ------
HOMES PASSED:
  Beginning             22,168  23,383  23,497  23,857  24,169  24,531  24,899
  Ending                23,383  23,497  23,857  24,169  24,531  24,899  25,273
    Change               1,215     114     360     312     363     368     373
    % Change              5.5%    0.5%    2.0%    1.3%    1.5%    1.5%    1.5%
  Average               22,776  23,440  23,677  24,013  24,350  24,715  25,086

BASIC SUBSCRIBERS:
  Beginning             10,241  11,001  11,893  12,325  12,926  13,365  14,063
  Ending                11,001  11,893  12,325  12,926  13,365  14,063  14,780
    Change                 760     892     432     601     439     698     716
    % Change              7.4%    8.1%    4.8%    4.9%    3.4%    5.2%    5.1%
  Average               10,621  11,447  12,109  12,625  13,145  13,714  14,421
  Ending Penetration     47.0%   50.6%   51.7%   53.5%   54.5%   56.5%   58.5%

  Monthly Basic Rev/Sub $22.50  $23.78  $26.70  $30.10  $31.31  $32.87  $34.52
    % Change                      5.7%   12.3%   12.7%    4.0%    5.0%    5.0%

PAY + MINI-PAY UNITS:
  Beginning              9,003   9,250   8,643   7,440   7,292   7,540   7,934
  Ending                 9,250   8,643   7,440   7,292   7,540   7,934   8,338
    Change                 247    -607  -1,203    -148     248     394     404
    % Change              2.7%   -6.6%  -18.6%   -2.0%    3.4%    5.2%    5.1%
  Average                9,127   8,947   8,042   7,366   7,416   7,737   8,136
  Ending Penetration     84.1%   72.7%   60.4%   56.4%   56.4%   56.4%   56.4%

  Monthly Pay Rev/Unit   $7.48   $8.80   $8.91   $8.43   $8.43   $8.43   $8.43
    % Change                     17.7%    1.2%   -5.4%    0.0%    0.0%    0.0%

SEGA REVENUE PER SUB      $-     $0.04   $0.28   $0.25   $0.27   $1.00   $1.20
  % Change                        0.0%  617.4%  -10.5%    5.0%   20.0%   20.0%

ADVERTISING REVENUE
  PER SUB                $0.68   $0.83   $0.85   $0.91   $0.96   $1.05   $1.16
  % Change                       22.2%    1.7%    7.5%    5.0%   10.0%   10.0%

OTHER REVENUE PER SUB    $2.15   $2.33   $2.97   $2.82   $2.97   $3.26   $3.59
  % Change                        8.4%   27.1%   -4.8%    5.0%   10.0%   10.0%

TOTAL REVENUE PER SUB   $31.83  $33.95  $36.77  $39.01  $40.25  $42.94  $45.22
  % Change                        6.7%    8.3%    6.1%    3.2%    6.7%    5.3%




REVENUE ASSUMPTIONS:      2001    2002    2003    2004    2005    2006
--------------------     ------  ------  ------  ------  ------  ------
HOMES PASSED:
  Beginning              25,273  25,652  26,036  26,427  26,823  27,226
  Ending                 25,652  26,036  26,427  26,823  27,226  27,634
    Change                  379     385     391     396     402     408
    % Change               1.5%    1.5%    1.5%    1.5%    1.5%    1.5%
  Average                25,462  25,844  26,232  26,625  27,025  27,430

BASIC SUBSCRIBERS:
  Beginning              14,780  15,514  16,268  17,040  17,832  18,644
  Ending                 15,514  16,268  17,040  17,832  18,644  19,477
    Change                  735     753     773     792     812     832
    % Change               5.0%    4.9%    4.7%    4.6%    4.6%    4.5%
  Average                15,147  15,891  16,654  17,436  18,238  19,061
  Ending Penetration      60.5%   62.5%   64.5%   66.5%   68.5%   70.5%

  Monthly Basic Rev/Sub  $36.24  $38.06  $39.96  $41.96  $44.05  $46.26
    % Change               5.0%    5.0%    5.0%    5.0%    5.0%    5.0%

PAY + MINI-PAY UNITS:
  Beginning               8,338   8,752   9,177   9,613  10,060  10,518
  Ending                  8,752   9,177   9,613  10,060  10,518  10,988
    Change                  414     425     436     447     458     470
    % Change               5.0%    4.9%    4.7%    4.6%    4.6%    4.5%
  Average                 8,545   8,965   9,395   9,837  10,289  10,753
  Ending Penetration      56.4%   56.4%   56.4%   56.4%   56.4%   56.4%

  Monthly Pay Rev/Unit    $8.43   $8.43   $8.43   $8.43   $8.43   $8.43
    % Change               0.0%    0.0%    0.0%    0.0%    0.0%    0.0%

SEGA REVENUE PER SUB      $1.44   $1.73   $2.07   $2.07   $2.28   $2.51
  % Change                20.0%   20.0%   20.0%    0.0%   10.0%   10.0%

ADVERTISING REVENUE
  PER SUB                 $1.27   $1.40   $1.54   $1.69   $1.86   $2.05
  % Change                10.0%   10.0%   10.0%   10.0%   10.0%   10.0%

OTHER REVENUE PER SUB     $3.95   $4.34   $4.78   $5.25   $5.78   $6.36
  % Change                10.0%   10.0%   10.0%   10.0%   10.0%   10.0%

TOTAL REVENUE PER SUB    $47.66  $50.28  $53.10  $55.73  $58.73  $61.93
  % Change                 5.4%    5.5%    5.6%    5.0%    5.4%    5.4%


VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                                CENTREVILLE, MD
                              REBUILD DCF APPROACH

                                                          PRO-
                                                 BUDGET  JECTED:
                         ACTUAL  ACTUAL  ACTUAL  ------  ------
EXPENSE ASSUMPTIONS:      1994    1995    1996    1997    1998    1999    2000
--------------------     ------  ------  ------  ------  ------  ------  ------
BASIC PROGRAMMING
  PER SUB                 $3.75   $4.82   $5.34   $6.22   $6.47   $7.12   $7.83
  % Change                        28.3%   10.8%   16.6%    4.0%   10.0%   10.0%

PAY/MINI-PAY PROG.
  PER UNIT                $4.05   $4.89   $4.36   $4.66   $4.80   $4.95   $5.09
  % Change                        20.5%  -10.8%    7.0%    3.0%    3.0%    3.0%

SEGA PROGRAMMING/
  SEGA REVENUE             0.0%   29.4%   39.4%   38.7%   38.7%   38.7%   38.7%

PROGRAM GUIDE COST
  PER SUB                 $0.08   $0.07   $0.06   $0.07   $0.07   $0.07   $0.08
  % Change                       -15.3%  -14.0%   13.0%    4.0%    4.0%    4.0%

FRANCHISE, ACCESS FEES/
  REVENUE                  4.8%    4.5%    4.2%    4.3%    4.3%    4.3%    4.3%

BAD DEBT EXPENSE/
  REVENUE                  1.9%    1.2%    0.6%    1.2%    1.2%    1.2%    1.2%

TECHNICAL EXP. GROWTH             47.4%  -12.0%   -9.6%    4.0%    4.0%    4.0%

PRODUCTION/LO EXPENSE
  GROWTH                           0.0%    0.0%    0.0%    0.0%    0.0%    0.0%

GEN & ADMIN EXPENSE
  GROWTH                          17.0%   22.4%   -3.7%   -3.7%   -3.7%   -3.7%

MARKETING EXP/REVENUE      4.4%    3.2%    1.9%    2.3%    2.3%    2.3%    2.3%

AD SALES EXP/AD REVENUE   75.1%   56.1%   64.7%   50.4%   50.4%   50.4%   50.4%



EXPENSE ASSUMPTIONS:      2001    2002    2003    2004    2005    2006
--------------------     ------  ------  ------  ------  ------  ------
BASIC PROGRAMMING
  PER SUB                 $8.61   $9.47  $10.42  $11.46  $12.61  $13.87
  % Change                10.0%   10.0%   10.0%   10.0%   10.0%   10.0%

PAY/MINI-PAY PROG.
  PER UNIT                $5.25   $5.40   $5.57   $5.73   $5.91   $6.08
  % Change                 3.0%    3.0%    3.0%    3.0%    3.0%    3.0%

SEGA PROGRAMMING/
  SEGA REVENUE            38.7%   38.7%   38.7%   38.7%   38.7%   38.7%

PROGRAM GUIDE COST
  PER SUB                 $0.08   $0.08   $0.08   $0.09   $0.09   $0.10
  % Change                 4.0%    4.0%    4.0%    4.0%    4.0%    4.0%

FRANCHISE, ACCESS FEES/
  REVENUE                  4.3%    4.3%    4.3%    4.3%    4.3%    4.3%

BAD DEBT EXPENSE/
  REVENUE                  1.2%    1.2%    1.2%    1.2%    1.2%    1.2%

TECHNICAL EXP. GROWTH      4.0%    4.0%    4.0%    4.0%    4.0%    4.0%

PRODUCTION/LO EXPENSE
  GROWTH                   0.0%    0.0%    0.0%    0.0%    0.0%    0.0%

GEN & ADMIN EXPENSE
  GROWTH                  -3.7%   -3.7%   -3.7%   -3.7%   -3.7%   -3.7%

MARKETING EXP/REVENUE      2.3%    2.3%    2.3%    2.3%    2.3%    2.3%

AD SALES EXP/AD REVENUE   50.4%   50.4%   50.4%   50.4%   50.4%   50.4%


VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                                CENTREVILLE, MD
                              REBUILD DCF APPROACH

                                                                  PRO-
                                                       BUDGET    JECTED:
                         ACTUAL    ACTUAL    ACTUAL    ------    ------
CAPITAL EXPENDITURES:     1994      1995      1996      1997      1998      1999      2000
---------------------    ------    ------    ------    ------    ------    ------    ------
MILES OF PLANT:
  Beginning              578.59    630.15    635.93    649.75    654.40    664.22    674.18
  Ending                 630.15    635.93    649.75    654.40    664.22    674.18    684.29
    Change                51.56      5.78     13.82      4.65      9.82      9.96     10.11
    Average              604.37    633.04    642.84    652.08    659.31    669.20    679.24
    Homes/Mile             37.1      36.9      36.7      36.9      36.9      36.9      36.9

CONVERTERS:
  Beginning               1,916     1,796     1,625     1,838     1,960     2,026     2,132
  Ending                  1,796     1,625     1,838     1,960     2,026     2,132     2,241
    Change                 (120)     (171)      213       122        67       106       109
    Average               1,856     1,711     1,732     1,899     1,993     2,079     2,186
  Ending Penetration      16.9%     14.2%     15.2%     15.2%     15.2%     15.2%     15.2%

REBUILD CAPITAL:
  UG Miles                                    189.6     95.0%
  Aerial Miles                                460.2     95.0%

  Cost/UG Mile                              $22,500 2,026,350 2,026,350
  Cost/Aerial Mile                          $16,500 3,606,426 3,606,426

  Other Rebuild Costs                         17.5%   985,736   985,736
                                            -----------------------------------------------
TRUNK & DISTRIBUTION/
  NEW MILE                                  $35,580   $20,700   $25,000   $26,000   $27,040
  (3-Year average)

MAKE-READY/MILE         $291.78   $128.66     $2.44      $-      $10.00    $10.40    $10.82

CONV & CUST EQUIP/
  NEW CONVERTER            $-        $-     $117.94    $18.50    $19.24    $20.01    $20.81

CUST. CONNECT
  COSTS/SUB              $28.90    $28.77    $27.38    $21.60    $22.46    $23.36    $24.30

OTHER TECHNICAL
  CAPITAL/SUB             $6.75    $15.15     $2.34    $13.57    $14.11    $14.68    $15.26

OTHER CAPITAL/SUB         $0.51     $3.80     $0.42     $1.19     $1.24     $1.29     $1.34




CAPITAL EXPENDITURES:     2001      2002      2003      2004      2005      2006
---------------------    ------    ------    ------    ------    ------    ------
MILES OF PLANT:
  Beginning              684.29    694.56    704.97    715.55    726.28    737.18
  Ending                 694.56    704.97    715.55    726.28    737.18    748.23
    Change                10.26     10.42     10.57     10.73     10.89     11.06
    Average              689.42    699.77    710.26    720.92    731.73    742.71
    Homes/Mile             36.9      36.9      36.9      36.9      36.9      36.9

CONVERTERS:
  Beginning               2,241     2,352     2,466     2,583     2,703     2,826
  Ending                  2,352     2,466     2,583     2,703     2,826     2,953
    Change                  111       114       117       120       123       126
    Average               2,296     2,409     2,525     2,643     2,765     2,890
  Ending Penetration      15.2%     15.2%     15.2%     15.2%     15.2%     15.2%

REBUILD CAPITAL:
  UG Miles
  Aerial Miles
           Total Rebuild Costs:
  Cost/UG Mile       13,237,023
  Cost/Aerial Mile

  Other Rebuild Costs
-------------------------------
TRUNK & DISTRIBUTION/
  NEW MILE              $28,122   $29,246   $30,416   $31,633   $32,898   $34,214
  (3-Year average)

MAKE-READY/MILE          $11.25    $11.70    $12.17    $12.65    $13.16    $13.69

CONV & CUST EQUIP/
  NEW CONVERTER          $21.64    $22.51    $23.41    $24.34    $25.32    $26.33

CUST. CONNECT
  COSTS/SUB              $25.27    $26.28    $27.33    $28.42    $29.56    $30.74

OTHER TECHNICAL
  CAPITAL/SUB            $15.87    $16.51    $17.17    $17.86    $18.57    $19.31

OTHER CAPITAL/SUB         $1.39     $1.45     $1.51     $1.57     $1.63     $1.69


VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                                CENTREVILLE, MD
                              REBUILD DCF APPROACH

                                                                        PRO-
                                                            BUDGET     JECTED:
                           ACTUAL     ACTUAL     ACTUAL     ------     ------
CASH FLOW PROJECTIONS:      1994       1995       1996       1997       1998       1999       2000
----------------------     ------     ------     ------     ------     ------     ------     ------
REVENUE:
  Basic & Equipment
    Revenue             2,867,158  3,266,153  3,879,951  4,560,845  4,938,601  5,409,922  5,973,438
  Pay and Mini-Pay
    Revenue               818,923    944,980    859,786    745,112    750,156    782,618    822,988
  Sega Revenue                -        5,414     41,088     38,342     41,917    164,568    207,669
  Advertising Revenue      86,824    114,382    123,040    137,908    150,766    173,019    200,138
  Other Revenue           284,331    333,075    438,784    427,900    467,797    536,843    620,989
                        ---------------------------------------------------------------------------
    Total Revenue       4,057,236  4,664,004  5,342,649  5,910,106  6,349,237  7,066,969  7,825,222
      % Growth                         15.0%      14.6%      10.6%       7.4%      11.3%      10.7%

EXPENSES:
  Basic Programming
    Costs                 478,562    661,699    775,456    942,329  1,020,379  1,170,986  1,354,530
  Pay Programming
    Costs                 444,068    524,646    420,459    412,099    427,336    459,202    497,377
  Sega Programming
    Costs                     -        1,590     16,199     14,838     16,222     63,688     80,368
  Program Guide Costs      10,392      9,484      8,628     10,165     11,007     11,943     13,061
  Franchise & License
    Fees                  194,285    209,504    225,877    256,203    275,239    306,353    339,223
  Bad Debt Expense         76,907     56,738     33,754     71,512     76,826     85,510     94,685
  Technical Expenses      304,253    448,354    394,378    356,478    370,737    385,567    400,990
  Production/LO
    Expenses                  -          -          -          -          -          -          -
  Gen. & Admin
    Expenses              396,107    463,270    567,155    546,454    526,508    507,291    488,775
  Marketing Expenses      177,479    148,887    101,787    133,155    143,048    159,219    176,302
  Advertising Sales
    Expenses               65,230     64,179     79,581     69,436     75,911     87,115    100,770
                        ---------------------------------------------------------------------------
    Total Expenses      2,147,283  2,588,351  2,623,274  2,812,670  2,943,213  3,236,874  3,546,080

OPERATING CASH FLOW     1,909,953  2,075,653  2,719,375  3,097,435  3,406,023  3,830,095  4,279,142
  % Margin                  47.1%      44.5%      50.9%      52.4%      53.6%      54.2%      54.7%
  % Growth                              8.7%      31.0%      13.9%      10.0%      12.5%      11.7%

CAPITAL EXPENDITURES:
  Rebuild/Upgrade
    Costs                     -          -          -    6,618,511  6,618,511        -          -
  Trunk & Distribution
    Costs               1,156,410    425,285    950,145     96,255    245,400    259,044    273,447
  Make-Ready              176,345     81,573      1,150        -        6,593      6,960      7,347
  Fiber Costs - Plant
    and Headend            37,407    830,776     16,877        -          -          -          -
  Converters & Customer
    Equipment              14,761     27,946     25,122      2,248      1,281      2,119      2,260
  Customer Connect
    Costs                 306,965    329,310    331,527    272,706    295,294    320,395    350,399
  Other Technical
    Capital                71,740    173,478     28,378    171,325    185,515    201,285    220,135
  Other Capital             5,466     43,550      5,129     15,024     16,268     17,651     19,304
                        ---------------------------------------------------------------------------
    Total Capital       1,769,094  1,911,918  1,358,748  7,176,070  7,368,863    807,453    872,892
      Expenditures

NET CASH FLOW             140,859    163,735  1,360,627 (4,078,635)(3,962,840) 3,022,642  3,406,250
  % Growth                                                              -2.8%    -176.3%      12.7%



CASH FLOW PROJECTIONS:      2001       2002       2003       2004       2005       2006
----------------------     ------     ------     ------     ------     ------     ------
REVENUE:
  Basic & Equipment
    Revenue             6,587,668  7,256,847  7,985,544  8,778,692  9,641,617 10,580,067
  Pay and Mini-Pay
    Revenue               864,394    906,857    950,399    995,043  1,040,813  1,087,732
  Sega Revenue            261,740    329,518    414,407    433,874    499,214    573,890
  Advertising Revenue     231,228    266,846    307,624    354,282    407,636    468,613
  Other Revenue           717,455    827,970    954,497  1,099,267  1,264,814  1,454,014
                        ----------------------------------------------------------------
    Total Revenue       8,662,486  9,588,037 10,612,470 11,661,158 12,854,094 14,164,316
      % Growth              10.7%      10.7%      10.7%       9.9%      10.2%      10.2%

EXPENSES:
  Basic Programming
    Costs               1,564,946  1,806,005  2,081,991  2,397,770  2,758,869  3,171,560
  Pay Programming
    Costs                 538,072    581,440    627,638    676,835    729,206    784,941
  Sega Programming
    Costs                 101,293    127,523    160,376    167,909    193,196    222,095
  Program Guide Costs      14,267     15,567     16,967     18,474     20,097     21,843
  Franchise & License
    Fees                  375,519    415,641    460,051    505,511    557,225    614,023
  Bad Debt Expense        104,816    116,015    128,411    141,100    155,535    171,388
  Technical Expenses      417,029    433,710    451,059    469,101    487,865    507,380
  Production/LO
    Expenses                  -          -          -          -          -          -
  Gen. & Admin
    Expenses              470,934    453,745    437,184    421,226    405,852    391,038
  Marketing Expenses      195,166    216,018    239,099    262,726    289,603    319,122
  Advertising Sales
    Expenses              116,423    134,357    154,889    178,381    205,245    235,947
                        ----------------------------------------------------------------
    Total Expenses      3,898,457  4,300,023  4,757,663  5,239,034  5,802,692  6,439,337

OPERATING CASH FLOW     4,764,020  5,288,014  5,854,807  6,422,124  7,051,402  7,724,978
  % Margin                  55.0%      55.2%      55.2%      55.1%      54.9%      54.5%
  % Growth                  11.3%      11.0%      10.7%       9.7%       9.8%       9.6%

CAPITAL EXPENDITURES:
  Rebuild/Upgrade
    Costs                     -          -          -          -          -          -
  Trunk & Distribution
    Costs                 288,651    304,700    321,641    339,524    358,402    378,329
  Make-Ready                7,755      8,186      8,641      9,122      9,629     10,164
  Fiber Costs - Plant
    and Headend               -          -          -          -          -          -
  Converters & Customer
    Equipment               2,411      2,571      2,742      2,923      3,117      3,323
  Customer Connect
    Costs                 382,749    417,613    455,171    495,615    539,148    585,991
  Other Technical
    Capital               240,458    262,362    385,957    311,365    338,715    368,143
  Other Capital            21,087     23,007     25,077     27,305     29,703     32,284
                        ----------------------------------------------------------------
    Total Capital
      Expenditures        943,110  1,018,439  1,099,229  1,185,854  1,278,714  1,378,234

NET CASH FLOW           3,820,909  4,269,575  4,755,578  5,236,270  5,772,688  6,346,744
  % Growth                  12.2%      11.7%      11.4%      10.1%      10.2%       9.9%


VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                                CENTREVILLE, MD
                              REBUILD DCF APPROACH

                                                                          PRO-
                                                             BUDGET      JECTED:
                         ACTUAL      ACTUAL      ACTUAL      ------      ------
PV OF CASH FLOWS          1994        1995        1996        1997        1998        1999        2000
----------------         ------      ------      ------      ------      ------      ------      ------
PROJECTED NET
  CASH FLOW                                              -4,078,635  -3,962,840   3,022,642   3,406,250

  Value of Assets in
    Year 10 assuming
    OCF multiple of                                 8.0

  Discount Rate                                   17.5%

  PV OF CASH FLOW
    STREAM                                   18,553,636

                                                    6.8 TIMES RUNNING RATE CASH FLOW
                                                    6.0 TIMES PROJECTED CASH FLOW
                                                 $1,505 PER SUBSCRIBER




PV OF CASH FLOWS          2001        2002        2003        2004        2005        2006
----------------         ------      ------      ------      ------      ------      ------
PROJECTED NET
  CASH FLOW           3,820,909   4,269,575   4,755,578   5,236,270   5,772,688   6,346,744

  Value of Assets in
    Year 10 assuming
    OCF multiple of                                                              61,799,825

  Discount Rate


VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                                CENTREVILLE, MD
                            NO REBUILD DCF APPROACH

                                                              PRO-
                                                     BUDGET  JECTED:
                             ACTUAL  ACTUAL  ACTUAL  ------  ------
REVENUE ASSUMPTIONS:          1994    1995    1996    1997    1998    1999    2000
--------------------         ------  ------  ------  ------  ------  ------  ------
HOMES PASSED:
  Beginning                  22,168  23,383  23,497  23,857  24,169  24,531  24,899
  Ending                     23,383  23,497  23,857  24,169  24,531  24,899  25,273
    Change                    1,215     114     360     312     363     368     373
    % Change                   5.5%    0.5%    2.0%    1.3%    1.5%    1.5%    1.5%
  Average                    22,776  23,440  23,677  24,013  24,350  24,715  25,086

BASIC SUBSCRIBERS:
  Beginning                  10,241  11,001  11,893  12,325  12,926  13,365  13,814
  Ending                     11,001  11,893  12,325  12,926  13,365  13,814  14,274
    Change                      760     892     432     601     439     449     460
    % Change                   7.4%    8.1%    4.8%    4.9%    3.4%    3.4%    3.3%
  Average                    10,621  11,447  12,109  12,625  13,145  13,590  14,044
  Ending Penetration          47.0%   50.6%   51.7%   53.5%   54.5%   55.5%   56.5%
  Monthly Basic Rev/Sub      $22.50  $23.78  $26.70  $30.10  $31.31  $32.56  $33.86
    % Change                           5.7%   12.3%   12.7%    4.0%    4.0%    4.0%

PAY + MINI-PAY UNITS:
  Beginning                   9,003   9,250   8,643   7,440   7,292   7,540   7,793
  Ending                      9,250   8,643   7,440   7,292   7,540   7,793   8,053
    Change                      247    -607  -1,203    -148     248     254     259
    % Change                   2.7%   -6.6%  -18.6%   -2.0%    3.4%    3.4%    3.3%
  Average                     9,127   8,947   8,042   7,366   7,416   7,667   7,923
  Ending Penetration          84.1%   72.7%   60.4%   56.4%   56.4%   56.4%   56.4%
  Monthly Pay Rev/Unit        $7.48   $8.80   $8.91   $8.43   $8.43   $8.43   $8.43
    % Change                          17.7%    1.2%   -5.4%    0.0%    0.0%    0.0%

SEGA REVENUE PER SUB             $-   $0.04   $0.28   $0.25   $0.27   $0.28   $0.29
  % Change                             0.0%  617.4%  -10.5%    5.0%    5.0%    5.0%

ADVERTISING REVENUE PER SUB   $0.68   $0.83   $0.85   $0.91   $0.96   $1.00   $1.05
  % Change                            22.2%    1.7%    7.5%    5.0%    5.0%    5.0%

OTHER REVENUE PER SUB         $2.15   $2.33   $2.97   $2.82   $2.97   $3.11   $3.27
  % Change                             8.4%   27.1%   -4.8%    5.0%    5.0%    5.0%

TOTAL REVENUE PER SUB        $31.83  $33.95  $36.77  $39.01  $40.25  $41.71  $43.23
  % Change                             6.7%    8.3%    6.1%    3.2%    3.6%    3.6%




REVENUE ASSUMPTIONS:          2001    2002    2003    2004    2005    2006
--------------------         ------  ------  ------  ------  ------  ------
HOMES PASSED:
  Beginning                  25,273  25,652  26,036  26,427  26,823  27,226
  Ending                     25,652  26,036  26,427  26,823  27,226  27,634
    Change                      379     385     391     396     402     408
    % Change                   1.5%    1.5%    1.5%    1.5%    1.5%    1.5%
  Average                    25,462  25,844  26,232  26,625  27,025  27,430

BASIC SUBSCRIBERS:
  Beginning                  14,274  14,745  15,226  15,719  16,223  16,739
  Ending                     14,745  15,226  15,719  16,223  16,739  17,266
    Change                      471     482     493     504     516     527
    % Change                   3.3%    3.3%    3.2%    3.2%    3.2%    3.2%
  Average                    14,510  14,986  15,473  15,971  16,481  17,002
  Ending Penetration          57.5%   58.5%   59.5%   60.5%   61.5%   62.5%
  Monthly Basic Rev/Sub      $35.22  $36.63  $38.09  $39.61  $41.20  $42.85
    % Change                   4.0%    4.0%    4.0%    4.0%    4.0%    4.0%

PAY + MINI-PAY UNITS:
  Beginning                   8,053   8,318   8,590   8,868   9,152   9,443
  Ending                      8,318   8,590   8,868   9,152   9,443   9,741
    Change                      266     272     278     284     291     298
    % Change                   3.3%    3.3%    3.2%    3.2%    3.2%    3.2%
  Average                     8,186   8,454   8,729   9,010   9,298   9,592
  Ending Penetration          56.4%   56.4%   56.4%   56.4%   56.4%   56.4%
  Monthly Pay Rev/Unit        $8.43   $8.43   $8.43   $8.43   $8.43   $8.43
    % Change                   0.0%    0.0%    0.0%    0.0%    0.0%    0.0%

SEGA REVENUE PER SUB          $0.31   $0.32   $0.34   $0.34   $0.37   $0.41
  % Change                     5.0%    5.0%    5.0%    0.0%   10.0%   10.0%

ADVERTISING REVENUE PER SUB   $1.11   $1.16   $1.22   $1.28   $1.34   $1.41
  % Change                     5.0%    5.0%    5.0%    5.0%    5.0%    5.0%

OTHER REVENUE PER SUB         $3.43   $3.60   $3.78   $3.97   $4.17   $4.38
  % Change                     5.0%    5.0%    5.0%    5.0%    5.0%    5.0%

TOTAL REVENUE PER SUB        $44.82  $46.47  $48.19  $49.96  $51.85  $53.81
  % Change                     3.7%    3.7%    3.7%    3.7%    3.8%    3.8%


VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                                CENTREVILLE, MD
                            NO REBUILD DCF APPROACH

                                                          PRO-
                                                 BUDGET  JECTED:
                         ACTUAL  ACTUAL  ACTUAL  ------  ------
EXPENSE ASSUMPTIONS:      1994    1995    1996    1997    1998    1999    2000
--------------------     ------  ------  ------  ------  ------  ------  ------
BASIC PROGRAMMING
 PER SUB                 $3.75    $4.82   $5.34   $6.22   $6.47   $6.73   $7.00
     % Change                     28.3%   10.8%   16.6%    4.0%    4.0%    4.0%

PAY/MIN-PAY PROG.
 PER UNIT                $4.05    $4.89   $4.36   $4.66   $4.80   $4.95   $5.09
     % Change                     20.5%  -10.8%    7.0%    3.0%    3.0%    3.0%

SEGA PROGRAMMING/
 SEGA REVENUE             0.0%    29.4%   39.4%   38.7%   38.7%   38.7%   38.7%

PROGRAM GUIDE COST
 PER SUB                 $0.08    $0.07   $0.06   $0.07   $0.07   $0.07   $0.08
     % Change                    -15.3%  -14.0%   13.0%    4.0%    4.0%    4.0%

FRANCHISE ACCESS
 FEES/REVENUE             4.8%     4.5%    4.2%    4.3%    4.3%    4.3%    4.3%

BAD DEBT EXPENSE/
 REVENUE                  1.9%     1.2%    0.6%    1.2%    1.2%    1.2%    1.2%

TECHNICAL EXP.
 GROWTH                           47.4%  -12.0%   -9.6%    4.0%    4.0%    4.0%

PRODUCTION/LO
 EXPENSE GROWTH                    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%

GEN & ADMIN
 EXPENSE GROWTH                   17.0%   22.4%   -3.7%   -3.7%   -3.7%   -3.7%

MARKETING EXP/
 REVENUE                  4.4%     3.2%    1.9%    2.3%    2.3%    2.3%    2.3%

AD SALES EXP/
 AD REVENUE              75.1%    56.1%   64.7%   50.4%   50.4%   50.4%   50.4%



EXPENSE ASSUMPTIONS:      2001    2002    2003    2004    2005    2006
--------------------     ------  ------  ------  ------  ------  ------
BASIC PROGRAMMING
 PER SUB                 $7.28    $7.57   $7.87   $8.18   $8.51   $8.85
     % Change             4.0%     4.0%    4.0%    4.0%    4.0%    4.0%

PAY/MIN-PAY PROG.
 PER UNIT                $5.25    $5.40   $5.57   $5.73   $5.91   $6.08
     % Change             3.0%     3.0%    3.0%    3.0%    3.0%    3.0%

SEGA PROGRAMMING/
 SEGA REVENUE            38.7%    38.7%   38.7%   38.7%   38.7%   38.7%

PROGRAM GUIDE COST
 PER SUB                 $0.08    $0.08   $0.08   $0.09   $0.09   $0.10
     % Change             4.0%     4.0%    4.0%    4.0%    4.0%    4.0%

FRANCHISE ACCESS
 FEES/REVENUE             4.3%     4.3%    4.3%    4.3%    4.3%    4.3%

BAD DEBT EXPENSE/
 REVENUE                  1.2%     1.2%    1.2%    1.2%    1.2%    1.2%

TECHNICAL EXP.
 GROWTH                   4.0%     4.0%    4.0%    4.0%    4.0%    4.0%

PRODUCTION/LO
 EXPENSE GROWTH           0.0%     0.0%    0.0%    0.0%    0.0%    0.0%

GEN & ADMIN
 EXPENSE GROWTH          -3.7%    -3.7%   -3.7%   -3.7%   -3.7%   -3.7%

MARKETING EXP/
 REVENUE                  2.3%     2.3%    2.3%    2.3%    2.3%    2.3%

AD SALES EXP/
 AD REVENUE              50.4%    50.4%   50.4%   50.4%   50.4%   50.4%


VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                                CENTREVILLE, MD
                            NO REBUILD DCF APPROACH

                                                          PRO-
                                                 BUDGET  JECTED:
                         ACTUAL  ACTUAL  ACTUAL  ------  ------
CAPITAL EXPENDITURES:     1994    1995    1996    1997    1998    1999    2000
---------------------    ------  ------  ------  ------  ------  ------  ------
MILES OF PLANT:
 Beginning              578.59   630.15  635.93  649.75  654.40  664.22  674.18
 Ending                 630.15   635.93  649.75  654.40  664.22  674.18  684.29
   Change                51.56     5.78   13.82    4.65    9.82    9.96   10.11
   Average              604.37   633.04  642.84  652.08  659.31  669.20  679.24
   Homes/Mile             37.1     36.9    36.7    36.9    36.9    36.9    36.9

CONVERTERS:
 Beginning               1,916    1,796   1,625   1,838   1,960   2,026   2,094
 Ending                  1,796    1,625   1,838   1,960   2,026   2,094   2,164
   Change                 (120)    (171)    213     122      67      68      70
   Average               1,856    1,711   1,732   1,899   1,993   2,060   2,129
 Ending Penetration       16.9%    14.2%   15.2%   15.2%   15.2%   15.2%   15.2%

REBUILD CAPITAL:
 UG Miles                                 189.6
 Aerial Miles                             460.2

 Cost/UG Mile                             $-
 Cost/Aerial Mile                         $-

 Other Rebuild Costs                      $-

TRUNK & DISTRIBUTION/
 NEW MILE                               $35,580 $20,700 $25,000 $26,000 $27,040
   (3-Year average)

MAKE-READY/MILE        $291.78  $128.86   $2.44    $-    $10.00  $10.40  $10.82

CONV & CUST EQUIP/
 NEW CONVERTER           $-       $-    $117.94  $18.50  $19.24  $20.01  $20.81

CUST. CONNECT
 COSTS/SUB              $28.90   $28.77  $27.38  $21.60  $22.46  $23.36  $24.30

OTHER TECHNICAL
 CAPITAL/SUB             $6.75   $15.15   $2.34  $13.57  $14.11  $14.68  $15.26

OTHER CAPITAL/SUB        $0.51    $3.80   $0.42   $1.19   $1.24   $1.29   $1.34



CAPITAL EXPENDITURES:     2001    2002    2003    2004    2005    2006
---------------------    ------  ------  ------  ------  ------  ------
MILES OF PLANT:
 Beginning              684.29   694.56  704.97  715.55  726.28  737.18
 Ending                 694.56   704.97  715.55  726.28  737.18  748.23
   Change                10.26    10.42   10.57   10.73   10.89   11.06
   Average              689.42   699.77  710.26  720.92  731.73  742.71
   Homes/Mile             36.9     36.9    36.9    36.9    36.9    36.9

CONVERTERS:
 Beginning               2,164    2,235   2,308   2,383   2,459   2,538
 Ending                  2,235    2,308   2,383   2,459   2,538   2,618
   Change                   71       73      75      76      78      80
   Average               2,200    2,272   2,346   2,421   2,498   2,578
 Ending Penetration       15.2%    15.2%   15.2%   15.2%   15.2%   15.2%

TRUNK & DISTRIBUTION/
 NEW MILE              $28,122  $29,246 $30,416 $31,633 $32,898 $34,214
   (3-Year average)

MAKE-READY/MILE         $11.25   $11.70  $12.17  $12.65  $13.16  $13.69

CONV & CUST EQUIP/
 NEW CONVERTER          $21.64   $22.51  $23.41  $24.34  $25.32  $26.33

CUST. CONNECT
 COSTS/SUB              $25.27   $26.28  $27.33  $28.42  $29.56  $30.74

OTHER TECHNICAL
 CAPITAL/SUB            $15.87   $16.51  $17.17  $17.86  $18.57  $19.31

OTHER CAPITAL/SUB        $1.39    $1.45   $1.51   $1.57   $1.63   $1.69


VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                                CENTREVILLE, MD
                            NO REBUILD DCF APPROACH

                                                                      PRO-
                                                          BUDGET    JECTED:
                         ACTUAL     ACTUAL     ACTUAL   ---------  ---------
CASH FLOW PROJECTIONS:    1994       1995       1996       1997       1998       1999       2000
---------------------- ---------  ---------  ---------  ---------  ---------  ---------  ---------
REVENUE:
  Basic & Equipment
   Revenue             2,867,158  3,266,153  3,879,951  4,560,845  4,938,601  5,309,755  5,706,915
  Pay and Mini-Pay
   Revenue               818,923    944,980    859,786    745,112    750,156    775,513    801,461
  Sega Revenue               -        5,414     41,088     38,342     41,917     45,500     49,374
  Advertising Revenue     86,824    114,382    123,040    137,908    150,766    163,655    177,587
  Other Revenue          284,331    333,075    438,784    427,900    467,797    507,789    551,019
                       ---------------------------------------------------------------------------
    Total Revenue      4,057,236  4,664,004  5,342,649  5,910,106  6,349,237  6,802,213  7,286,356
      % Growth                        15.0%      14.6%      10.6%       7.4%       7.1%       7.1%

EXPENSES:
  Basic Programming
   Costs                 478,562    661,699    775,456    942,329  1,020,379  1,097,064  1,179,122
  Pay Programming
   Costs                 444,068    524,646    420,459    412,099    427,336    455,034    484,367
  Sega Programming
   Cost                      -        1,590     16,199     14,838     16,222     17,609     19,108
  Program Guide
   Costs                  10,392      9,484      8,628     10,165     11,007     11,835     12,720
  Franchise & License
   Fees                  194,285    209,504    225,877    256,203    275,239    294,876    315,864
  Bad Debt Expense        76,907     56,738     33,754     71,512     76,826     82,307     88,165
  Technical Expenses     304,253    448,354    394,378    356,478    370,737    385,567    400,990
  Production/LO
   Expenses                  -          -          -          -          -          -          -
  Gen. & Admin
   Expenses              396,107    463,270    567,155    546,454    526,508    507,291    488,775
  Marketing Expenses     177,479    148,887    101,787    133,155    143,048    153,254    164,162
  Advertising Sales
   Expenses               65,230     64,179     79,581     69,436     75,911     82,400     89,415
                       ---------------------------------------------------------------------------
    Total Expenses     2,147,283  2,588,351  2,623,274  2,812,670  2,943,213  3,087,235  3,242,686

OPERATING CASH FLOW    1,909,953  2,075,653  2,719,375  3,097,435  3,406,023  3,714,977  4,403,670
  % Margin                 47.1%      44.5%      50.9%      52.4%      53.6%      54.6%      55.5%
  % Growth                             8.7%      31.0%      13.9%      10.0%       9.1%       8.8%

CAPITAL EXPENDITURES:
  Rebuild/Upgrade Costs      -          -          -    1,272,693        -          -          -
  Trunk & Distribution
   Costs               1,156,410    425,285    950,145     96,255    245,400    259,044    273,447
  Make-Ready             176,345     81,573      1,570        -        6,593      6,960      7,347
  Fiber Costs - Plant
   and Headend            37,407    830,776     16,877        -          -          -          -
  Converters and
   Customer Equipment     14,761     27,946     25,122      2,248      1,281      1,363      1,451
  Customer Connect
   Costs                 306,965    329,310    331,527    272,706    295,294    317,486    341,233
  Other Technical
   Capital                71,740    173,478     28,378    171,325    185,515    199,458    214,377
  Other Capital            5,466     43,550      5,129     15,024     16,268     17,491     18,799
                       ---------------------------------------------------------------------------
    Total Capital
     Expenditures      1,769,094  1,911,918  1,358,748  1,830,252    750,352    801,802    856,654

NET CASH FLOW            140,859    163,735  1,360,627  1,267,183  2,655,672  2,913,175  3,187,016
  % Growth                                                            109.6%       9.7%       9.4%



CASH FLOW PROJECTIONS:    2001       2002       2003       2004       2005       2006
---------------------- ---------  ---------  ---------  ---------  ---------  ---------
REVENUE:
  Basic & Equipment
   Revenue             6,131,824  6,586,341  7,072,444  7,592,242  8,147,977  8,742,040
  Pay and Mini-Pay
   Revenue               828,014    855,182    882,980    911,419    940,512    970,273
  Sega Revenue            53,560     58,083     62,970     64,998     73,780     83,726
  Advertising Revenue    192,644    208,914    226,490    245,473    265,975    288,111
  Other Revenue          597,738    648,218    702,753    761,656    825,267    893,951
                       ----------------------------------------------------------------
    Total Revenue      7,803,779  8,356,738  8,947,636  9,575,788 10,253,511 10,978,100
      % Growth              7.1%       7.1%       7.1%       7.0%       7.1%       7.1%

EXPENSES:
  Basic Programming
   Costs               1,266,914  1,360,823  1,461,258  1,568,655  1,683,477  1,806,218
  Pay Programming
   Costs                 515,426    548,308    583,115    619,953    658,934    700,179
  Sega Programming
   Cost                   20,728     22,478     24,369     25,154     28,553     32,402
  Program Guide
   Costs                  13,667     14,680     15,763     16,922     18,160     19,485
  Franchise & License
   Fees                  338,294    362,265    387,880    415,110    444,490    475,901
  Bad Debt Expense        94,426    101,117    108,266    115,867    124,067    132,835
  Technical Expenses     417,029    433,710    451,059    469,101    487,865    507,380
  Production/LO
   Expenses                  -          -          -          -          -          -
  Gen. & Admin
   Expenses              470,934    453,745    437,184    421,226    405,852    391,038
  Marketing Expenses     175,819    188,277    201,590    215,742    231,012    247,337
  Advertising Sales
   Expenses               96,996    105,188    114,037    123,596    133,918    145,064
                       ----------------------------------------------------------------
    Total Expenses     3,410,233  3,590,591  3,784,522  3,991,327  4,216,329  4,457,837

OPERATING CASH FLOW    4,393,546  4,766,146  5,163,144  5,584,461  6,037,182  6,520,263
  % Margin                 56.3%      57.0%      57.7%      58.3%      58.9%      59.4%
  % Growth                  8.7%       8.5%       8.3%       8.2%       8.1%       8.0%

CAPITAL EXPENDITURES:
  Rebuild/Upgrade Costs      -          -          -          -          -          -
  Trunk & Distribution
   Costs                 288,651    304,700    321,641    339,524    358,402    378,329
  Make-Ready               7,755      8,186      8,641      9,122      9,629     10,164
  Fiber Costs - Plant
   and Headend               -          -          -          -          -          -
  Converters and
   Customer Equipment      1,544      1,643      1,748      1,860      1,979      2,105
  Customer Connect
   Costs                 366,640    393,817    422,882    453,963    487,192    522,712
  Other Technical
   Capital               230,338    247,412    265,672    285,198    306,074    328,389
  Other Capital           20,199     21,696     23,298     25,010     26,841     28,798
                       ----------------------------------------------------------------
    Total Capital
     Expenditures        915,127    977,454  1,043,883  1,114,677  1,190,116  1,270,498

NET CASH FLOW          3,478,419  3,788,692  4,119,231  4,469,784  4,847,066  5,249,765
  % Growth                  9.1%       8.9%       8.7%       8.5%       8.4%       8.3%



VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                                CENTREVILLE, MD
                            NO REBUILD DCF APPROACH

                                                                      PRO-
                                                          BUDGET    JECTED:
                         ACTUAL     ACTUAL     ACTUAL   ---------  ---------
PV OF CASH FLOWS          1994       1995       1996       1997       1998       1999       2000
----------------       ---------  ---------  ---------  ---------  ---------  ---------  ---------
PROJECTED NET
  CASH FLOW                                             1,267,183  2,655,672  2,913,175  3,187,016

  Value of Assets
   in Year 10
   assuming OCF
   multiple of                                     8.0

  Discount Rate                                  17.5%

  PV OF CASH
   FLOW STREAM                              24,605,420

                                                   9.0 TIMES TRAILING CASH FLOW
                                                   7.9 TIMES PROJECTED CASH FLOW
                                                $1,996 PER SUBSCRIBER



PV OF CASH FLOWS          2001       2002       2003       2004       2005       2006
----------------       ---------  ---------  ---------  ---------  ---------  ---------
PROJECTED NET
  CASH FLOW            3,478,419  3,788,692  4,119,231   4,469,784  4,847,066  5,249,765

  Value of Assets
   in Year 10
   assuming OCF
   multiple of                                                                52,162,104

  Discount Rate



                                    FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

      CASH FLOW MULTIPLE AND ADJUSTED CASH FLOW MULTIPLE APPROACHES

            As discussed previously, the Cable System generated revenue of $5,342,649 and operating cash flow of $2,719,375 in 1996, for an actual operating cash flow margin of 50.9%.

            The current operating cash flow multiples indicated by the market range from 6 to 11 times, based on transactions which have been announced in recent months. In order to determine the respective appropriate cash flow multiples to apply to the cash flow and to the adjusted cash flow of the Cable System, the following factors must be considered:

         o The Cable System has experienced strong growth in basic subscribers during the past few years.

         o The cable plant does not need an immediate rebuild, as the 450 MHz plant has some room to add channels. However, Partnership management has estimated that a rebuild would cost in excess of $13,000,000.

         o The current rates of the Cable System are reasonable, given the level of service provided in each system.

         o The operating cash flow margin approximates 50 percent, a normal level by industry standards, leaving some perceived potential for improvement by a buyer. A typical buyer would likely not adjust this margin significantly in determining the potential cash flow that such a buyer would be able to consistently generate from this Cable System.

      Based on these factors, as well as on CEA's recent experience in the cable system transaction market, it is CEA's opinion that the following cash flow multiples are appropriate in valuing the Cable System:

                  Operating Cash Flow Multiple              9.0
                  Adjusted Operating Cash Flow Multiple     9.0

            Applying these multiples respectively to the actual operating cash flow and to the adjusted operating cash flow of the Cable System yields the following calculations:

      Cash Flow Multiple Approach:

              Actual Operating Cash Flow            $  2,719,375
              Operating Cash Flow Multiple     x             9.0
                                                    ------------
              Value Indication                      $ 24,474,375

                                    FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

      Adjusted Cash Flow Multiple Approach:

              Actual Revenue                        $  5,342,644
              Adjusted Margin                  x              50%
                                                    ------------
              Adjusted Operating Cash Flow          $  2,671,325
              Operating Cash Flow Multiple     x             9.0
                                                    ------------
              Value Indication                      $ 24,041,921

      SUBSCRIBER MULTIPLE APPROACH

              Based on CEA's recent experience in the cable system transaction market, it is CEA's opinion that a buyer would expect the typical cable system to generate just over $33.00 per month in total revenue, operate at a 50% cash flow margin, and be valued at approximately 9 times this operating cash flow. Based on these parameters, a buyer would be willing to pay approximately $1,800 per subscriber for this typical cable system. Applying this per-subscriber value to the subject Cable System results in the following calculation:

              Basic Subscribers                          12,325
              Per Subscriber Multiple          x  $       1,800
                                                  -------------
              Value Indication                    $  22,185,000

      REBUILD CASH FLOW MULTIPLE APPROACH

            Based on CEA's recent experience in the cable system transaction market, it is CEA's opinion that a typical fully-rebuilt, state-of-the-art cable system could reasonably be expected to sell, on average, for approximately 10.5 times operating cash flow. For cable systems in need of rebuild, a buyer would likely be willing to pay approximately 10.5 times operating cash flow less the cost of the rebuild. Therefore, to estimate the value of the Cable System using the Rebuild Cash Flow Multiple Approach, CEA multiplied 1996 operating cash flow by 10.5 and subtracted the estimated cost to rebuild the Cable System, as follows:

            1996 Operating Cash Flow                $   2,719,375
            Rebuild Operating Cash Flow Multiple  x          10.5
                                                    -------------
            Value of System After Rebuild              28,553,438
            less: Cost of Rebuild                      (13,204,000)
                                                    -------------
            Value Indication                        $  15,349,438

                                    FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

VALUE CONCLUSIONS -- CENTREVILLE, MD

      CEA used two variations of the discounted cash flow approach, and four variations of the market approach to determine six indications of the value of the Cable System. These value indications are summarized as follows:


      Rebuild DCF Approach                             $18,553,636
      No Rebuild DCF Approach                          $24,605,420
      Cash Flow Multiple Approach                      $24,474,375
      Adjusted Cash Flow Multiple Approach             $24,041,921
      Subscriber Multiple Approach                     $22,185,000
      Rebuild Cash Flow Multiple Approach              $15,349,438

      VALUE CONCLUSION                                 $23,000,000

      Therefore, based on this analysis, it is CEA's opinion that, as of December 31, 1996, the fair market value of the Centreville, MD Cable System is $23,000,000.

                                    FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

                                  SOMERSET, KY

SYSTEM OVERVIEW -- SOMERSET, KY

      SYSTEM DESCRIPTION

            The Partnership owns the Cable System that serves Somerset, Kentucky, as well as the Kentucky towns of Burnside, Columbia, Eubank, London, and McKinney. As of December 31, 1996, the Cable System passed 22,060 homes with 833 miles of plant, and served 19,296 basic subscribers from five headends. Relevant subscriber statistics as of December 31, 1996 are displayed in the following table.

                        Homes         Basic        Basic      Pay       Pay
      As of 12/31/96    Passed     Subscribers  Penetration  Units   Penetration
      --------------    ------     -----------  -----------  -----   -----------
      Somerset, KY      22,060        19,296         87.5%   3,914     20.3%

            The largest headend, in Burnside, operates at 300 MHz, 40-channel capacity, offers 40 channels of programming, and serves about 14,000 subscribers. The remaining four headends operate at capacities of 270 to 400 MHz.

      HOME AND SUBSCRIBER GROWTH

            During the past few years, the Cable System has experienced no home growth, but basic subscribers have increased slightly. The Company's home and subscriber growth history is displayed below.

                                1994       1995        1996     CAGR 94-96
                                ----       ----        ----     ----------
         Homes Passed         22,120      22,015      22,060       -0.1%
         Basic Subscribers    18,650      19,226      19,296        1.7%

      FINANCIAL SUMMARY

            For the year ended December 31, 1996, the Somerset, KY Cable System generated total revenue of $7,090,880 and operating cash flow of $3,988,486, resulting in a 56.2% operating cash flow margin.

                                    FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

VALUATION -- SOMERSET, KY

      DISCOUNTED CASH FLOW APPROACHES

            Financial projections, including all assumptions regarding operations and future capital expenditures, relating to the Rebuild DCF Approach and to the No Rebuild DCF Approach are displayed on the following ten pages. These projections were prepared by CEA based on certain information provided by the Partnership, including, but not limited to, the Partnership's 1997 budget for the Cable System.

            The discount rate used in this analysis was derived using a weighted average cost of capital. Based on CEA's recent experience in the cable system transaction market, it is CEA's opinion that equity investors in cable systems would likely require a 25 percent return in order to justify the equity investment. Additionally, based on CEA's recent experience in raising debt financing for cable operators, a lender would likely charge an interest rate of approximately 10 percent and would likely be willing to lend up to 50 percent of asset value at that rate. Thus, the likely weighted average cost of capital for the subject Cable System can be calculated as follows:

            50 percent debt at a rate of 10%     = .50   x  10%   =   5.0%
            50 percent equity at a rate of 25%   = .50   x  25%   =  12.5%

            Total Cost of Capital                =        17.5%

            The terminal value of the Cable System was calculated as the price at which the cable assets might sell at the end of the ten-year projection period, based on a multiple of the operating cash flow of the Cable System at that time. The cash flow multiple used reflects the expected growth of cash flow in the Cable System after year ten, as well as the return on debt and equity capital that would likely be required by investors at that time given the expected risk of the investment at that time.

            Based on the calculations displayed on the following pages, the discounted cash flow approaches indicate fair market values for the Cable System as follows:

            Rebuild DCF Approach                $27,365,438
            No Rebuild DCF Approach             $32,577,831

VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                                  SOMERSET, KY
                              REBUILD DCF APPROACH

                                                          PRO-
                                                 BUDGET  JECTED:
                         ACTUAL  ACTUAL  ACTUAL  ------  ------
REVENUE ASSUMPTIONS:      1994    1995    1996    1997    1998    1999    2000
--------------------     ------  ------  ------  ------  ------  ------  ------
HOMES PASSED:
  Beginning              21,577  22,120  22,015  22,060  22,060  22,391  22,727
  Ending                 22,120  22,015  22,060  22,060  22,391  22,727  23,068
    Change                  543    -105      45       0     331     336     341
    % Change               2.5%   -0.5%    0.3%    0.0%    1.5%    1.5%    1.5%
  Average                21,849  22,068  22,038  22,060  22,225  22,559  22,897

BASIC SUBSCRIBERS:
  Beginning              18,134  18,650  19,226  19,296  19,550  19,899  20,311
  Ending                 18,650  19,226  19,296  19,550  19,899  20,311  20,731
    Change                  516     576      70     254     349     412     420
    % Change               2.8%    3.1%    0.5%    1.3%    1.8%    2.1%    2.1%
  Average                18,392  18,938  19,261  19,423  19,724  20,105  20,521
  Ending Penetration      84.3%   87.3%   87.5%   88.6%   88.9%   89.4%   89.9%
  Monthly Basic
   Rev/Sub               $22.29  $22.75  $24.88  $27.70  $29.09  $30.83  $32.68
    % Change                       2.1%    9.4%   11.3%    5.0%    6.0%    6.0%

PAY + MINI-PAY UNITS:
  Beginning               4,291   4,840   5,170   3,914   3,999   4,070   4,155
  Ending                  4,840   5,170   3,914   3,999   4,070   4,155   4,241
    Change                  549     330  -1,256      85      71      84      86
    % Change              12.8%    6.8%  -32.4%    2.2%    1.8%    2.1%    2.1%
  Average                 4,566   5,005   4,542   3,956   4,035   4,112   4,198
  Ending Penetration      26.0%   26.9%   20.3%   20.5%   20.5%   20.5%   20.5%
  Monthly Pay
   Rev/Unit               $7.52   $8.43   $8.53   $8.80   $8.80   $8.80   $8.80
    % Change                      12.1%    1.1%    3.2%    0.0%    0.0%    0.0%

PPV REVENUE PER SUB       $0.03   $0.03   $0.05   $0.05   $0.05   $1.00   $1.20
  % Change                         0.0%    0.0%  -11.0%    5.0%   20.0%   20.0%

ADVERTISING REVENUE
  PER SUB                 $1.16   $1.31   $1.49   $1.66   $1.74   $1.92   $2.11
  % Change                        12.6%   14.1%   11.3%    5.0%   10.0%   10.0%

OTHER REVENUE PER SUB     $1.31   $1.38   $2.24   $1.56   $1.64   $1.80   $1.98
  % Change                         5.2%   62.4%  -30.4%    5.0%   10.0%   10.0%

TOTAL REVENUE PER SUB    $26.68  $27.72  $30.68  $32.76  $34.31  $37.35  $39.77
  % Change                         3.9%   10.7%    6.8%    4.7%    8.8%    6.5%



REVENUE ASSUMPTIONS:      2001    2002    2003    2004    2005    2006
--------------------     ------  ------  ------  ------  ------  ------
HOMES PASSED:
  Beginning              23,068  23,414  23,765  24,121  24,483  24,850
  Ending                 23,414  23,765  24,121  24,483  24,850  25,223
    Change                  346     351     356     362     367     373
    % Change               1.5%    1.5%    1.5%    1.5%    1.5%    1.5%
  Average                23,241  23,589  23,943  24,302  24,667  25,037

BASIC SUBSCRIBERS:
  Beginning              20,731  21,159  21,595  22,040  22,493  22,954
  Ending                 21,159  21,595  22,040  22,493  22,954  23,425
    Change                  428     436     445     453     462     470
    % Change               2.1%    2.1%    2.1%    2.1%    2.1%    2.0%
  Average                20,945  21,377  21,817  22,266  22,724  23,190
  Ending Penetration      90.4%   90.9%   91.4%   91.9%   92.4%   92.9%
  Monthly Basic
   Rev/Sub               $34.64  $36.72  $38.92  $41.26  $43.73  $46.36
    % Change               6.0%    6.0%    6.0%    6.0%    6.0%    6.0%

PAY + MINI-PAY UNITS:
  Beginning               4,241   4,328   4,417   4,508   4,601   4,695
  Ending                  4,328   4,417   4,508   4,601   4,695   4,792
    Change                   88      89      91      93      94      96
    % Change               2.1%    2.1%    2.1%    2.1%    2.1%    2.0%
  Average                 4,284   4,373   4,463   4,555   4,648   4,743
  Ending Penetration      20.5%   20.5%   20.5%   20.5%   20.5%   20.5%
  Monthly Pay
   Rev/Unit               $8.80   $8.80   $8.80   $8.80   $8.80   $8.80
    % Change               0.0%    0.0%    0.0%    0.0%    0.0%    0.0%

PPV REVENUE PER SUB       $1.44   $1.73   $2.07   $2.49   $2.99   $3.58
  % Change                20.0%   20.0%   20.0%   20.0%   20.0%   20.0%

ADVERTISING REVENUE
  PER SUB                 $2.32   $2.55   $2.81   $3.09   $3.40   $3.74
  % Change                10.0%   10.0%   10.0%   10.0%   10.0%   10.0%

OTHER REVENUE PER SUB     $2.18   $2.39   $2.63   $2.90   $3.19   $3.51
  % Change                10.0%   10.0%   10.0%   10.0%   10.0%   10.0%

TOTAL REVENUE PER SUB    $42.38  $45.20  $48.24  $51.54  $55.11  $58.99
  % Change                 6.6%    6.6%    6.7%    6.8%    6.9%    7.0%

VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                                  SOMERSET, KY
                              REBUILD DCF APPROACH

                                                          PRO-
                                                 BUDGET  JECTED:
                         ACTUAL  ACTUAL  ACTUAL  ------  ------
EXPENSE ASSUMPTIONS:      1994    1995    1996    1997    1998    1999    2000
--------------------     ------  ------  ------  ------  ------  ------  ------
BASIC PROGRAMMING
  PER SUB                 $2.98   $3.54   $4.00   $4.95   $5.15   $5.57   $6.01
  % Change                        18.7%   13.2%   23.7%    4.0%    8.0%    8.0%

PAY/MIN-PAY PROG.
  PER UNIT                $4.29   $4.58   $4.61   $4.98   $5.13   $5.29   $5.45
  % Change                         6.9%    0.7%    8.1%    3.0%    3.0%    3.0%

PPV PROGRAMMING/PPV
  REVENUE                  0.0%   -3.5%   56.5%   52.0%   52.0%   52.0%   52.0%

PROGRAM GUIDE COST
  PER SUB                 $0.07   $0.09   $0.05   $0.01   $0.01   $0.01   $0.01
  % Change                        23.3%  -49.3%  -77.0%    5.0%    5.0%    5.0%

FRANCHISE, ACCESS FEES/
  REVENUE                  3.9%    4.2%    3.9%    4.0%    4.0%    4.0%    4.0%

BAD DEBT EXPENSE/
  REVENUE                  1.6%    1.0%    0.7%    1.4%    1.4%    1.4%    1.4%

TECHNICAL EXP. GROWTH              2.8%   11.3%   10.9%    4.0%    4.0%    4.0%

PRODUCTION/LO EXPENSE
  GROWTH                           0.0%    0.0%   18.0%    4.0%    4.0%    4.0%

GEN & ADMIN EXPENSE
  GROWTH                           0.0%   11.3%   10.7%    4.0%    4.0%    4.0%

MARKETING EXP/REVENUE      1.9%    1.0%    1.4%    2.0%    2.0%    2.0%    2.0%

AD SALES EXP/AD
  REVENUE                 41.4%   33.7%   18.9%   29.5%   29.5%   29.5%   29.5%




EXPENSE ASSUMPTIONS:      2001    2002    2003    2004    2005    2006
--------------------     ------  ------  ------  ------  ------  ------
BASIC PROGRAMMING
  PER SUB                 $6.49   $7.01   $7.57   $8.18   $8.83   $9.54
  % Change                 8.0%    8.0%    8.0%    8.0%    8.0%    8.0%

PAY/MINI-PAY PROG.
  PER UNIT                $5.61   $5.78   $5.95   $6.13   $6.31   $6.50
  % Change                 3.0%    3.0%    3.0%    3.0%    3.0%    3.0%

PPV PROGRAMMING/PPV
  REVENUE                 52.0%   52.0%   52.0%   52.0%   52.0%   52.0%

PROGRAM GUIDE COST
  PER SUB                 $0.01   $0.01   $0.01   $0.01   $0.02   $0.02
  % Change                 5.0%    5.0%    5.0%    5.0%    5.0%    5.0%

FRANCHISE ACCESS FEES/
  REVENUE                  4.0%    4.0%    4.0%    4.0%    4.0%    4.0%

BAD DEBT EXPENSE/
  REVENUE                  1.4%    1.4%    1.4%    1.4%    1.4%    1.4%

TECHNICAL EXP. GROWTH      4.0%    4.0%    4.0%    4.0%    4.0%    4.0%

PRODUCTION/LO EXPENSE
  GROWTH                   4.0%    4.0%    4.0%    4.0%    4.0%    4.0%

GEN & ADMIN EXPENSE
  GROWTH                   4.0%    4.0%    4.0%    4.0%    4.0%    4.0%

MARKETING EXP/REVENUE      2.0%    2.0%    2.0%    2.0%    2.0%    2.0%

AD SALES EXP/AD
  REVENUE                 29.5%   29.5%   29.5%   29.5%   29.5%   29.5%


VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES
                                SOMERSET, KY
                              REBUILD DCF APPROACH

                                                                       PRO-
                                                            BUDGET    JECTED:
                           ACTUAL  ACTUAL       ACTUAL      ------    ------
CAPITAL EXPENDITURES:       1994    1995         1996        1997       1998        1999     2000     2001
--------------------       ------  ------       ------      ------     ------      ------   ------   ------
MILES OF PLANT:
  Beginning               794.50   833.00       831.50       834.50     834.50     847.02   859.72    872.62
  Ending                  833.00   831.50       834.50       834.50     847.02     859.72   872.62    885.71
    Change                 38.50    (1.50)        3.00          -        12.52      12.71    12.90     13.09
    Average               813.75   832.25       833.00       834.50     840.76     853.37   866.17    879.16
    Homes/Mile              26.6     26.5         26.4         26.4       26.4       26.4     26.4      26.4

CONVERTERS:
  Beginning                4,515    4,715        4,969        5,132      5,196      5,289    5,399     5,510
  Ending                   4,715    4,969        5,132        5,196      5,289      5,399    5,510     5,624
    Change                   200      254          163           64         93        110      112       114
    Average                4,615    4,842        5,051        5,164      5,243      5,344    5,454     5,567
  Ending Penetration        25.6%    26.2%        26.6%        26.6%      26.6%      26.6%    26.6%     26.6%

REBUILD CAPITAL:
  UG Miles                                       18.00      69.5% based on numbers provided by Falcon
  Aerial Miles                                  816.50      69.5% based on numbers provided by Falcon
                                                                                      Total Rebuild Costs:
  Cost/UG Miles                                $22,500      140,738     140,738                    11,332,509
  Cost/Aerial Mile                             $16,500    4,681,607   4,681,607

  Other Rebuild Costs                             17.5%     843,910     843,910

TRUNK & DISTRIBUTION/
  NEW MILE
    (3-Year average)                           $21,718                 $22,000    $22,880  $23,795   $24,747

MAKE-READY/MILE          $163.74   $99.51       $24.01      $  -        $10.00     $10.40   $10.82    $11.25

CONV & CUST EQUIP/
  NEW CONVERTER          $658.78  $618.14    $1,276.00     $456.00     $474.24    $493.21  $512.94   $553.46

CUST. CONNECT
  COSTS/SUB                $5.03    $4.04        $9.70       $7.68       $7.99      $8.31    $8.64     $8.98

OTHER TECHNICAL
  CAPITAL/SUB              $4.37    $4.55        $2.24       $5.90       $6.14      $6.38    $6.64     $6.90

OTHER CAPITAL/
  SUB                      $4.75    $2.19        $0.47       $2.85       $2.96      $3.08    $3.21     $3.33


CAPITAL EXPENDITURES        2002       2003      2004       2005        2006
--------------------       ------     ------    ------     ------      ------

MILES OF PLANT:
  Beginning                885.71     898.99     912.48     926.17     940.06
  Ending                   898.99     912.48     926.17     940.06     954.16
    Change                  13.29      13.48      13.69      13.89      14.10
    Average                892.35     905.74     919.32     933.11     947.11
    Homes/Mile               26.4       26.4       26.4       26.4       26.4

CONVERTERS:
  Beginning                 5,624      5,740      5,858      5,979      6,101
  Ending                    5,740      5,858      5,979      6,101      6,226
    Change                    116        118        120        123        125
    Average                 5,682      5,799      5,918      6,040      6,164
  Ending Penetration         26.6%      26.6%      26.6%      26.6%      26.6%

REBUILD CAPITAL:
  UG Miles, % Rebuilt
  Aerial Miles, %

  Cost/UG Miles
  Cost/Aerial Mile

  Oher Rebuild Costs

TRUNK & DISTRIBUTION/
  NEW MILE
    (3-Year average)      $25,737    $26,766    $27,837    $28,950    $30,109

MAKE-READY/MILE            $11.70     $12.17     $12.65     $13.16     $13.69

CONV & CUST EQUIP/
  CONVERTER               $554.79    $576.99    $600.06    $624.07    $649.03

CUST. CONNECT
  COSTS/SUB                 $9.34      $9.72     $10.11     $10.51     $10.93

OTHER TECHNICAL
  CAPITAL/SUB               $7.18      $7.47      $7.76      $8.07      $8.40

OTHER CAPITAL/
  SUB                       $3.47      $3.61      $3.75      $3.90      $4.06

VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                                  SOMERSET, KY
                              REBUILD DCF APPROACH

                                                                     BUDGET   PROJECTED:
                                    ACTUAL     ACTUAL     ACTUAL   ----------  ----------
CASH FLOW PROJECTIONS:               1994       1995       1996       1997       1998         1999       2000
--------------------------------  ---------  ---------  ---------  ----------  ----------   ---------  ---------
REVENUE:
 Basic & Equipment Revenue        4,919,375  5,170,726  5,751,113   6,456,379   6,884,395   7,438,297  8,047,762
 Pay and Mini-Pay Revenue           412,066    506,563    464,906     417,726     425,977     434,198    443,183
 PPV Revenue                          7,417      6,818     11,912      10,691      11,399     241,258    295,501
 Advertising Revenue                256,444    297,294    345,077     387,297     412,972     463,036    519,881
 Other Revenue                      293,009    317,810    517,872     363,068     387,137     434,069    487,357
                                  ---------  ---------  ---------   ---------  ----------  ----------  ---------
  Total Revenue                   5,888,311  6,299,211  7,090,880   7,635,160   8,121,880   9,010,858  9,793,784
    % Growth                                      7.0%      12.6%        7.7%        6.4%       10.9%       8.7%

EXPENSES:
 Basic Programming Costs            657,702    803,806    925,578   1,154,837   1,219,668   1,342,663  1,480,085
 Pay Proramming Costs               234,780    275,154    251,372     236,591     248,502     260,897    274,285
 PPV Programming Costs                4,149       (237)     6,730       5,559       5,928     125,454    153,661
 Program Guide Costs                 16,367     20,788     10,712       2,484       2,649       2,835      3,039
 Franchise & License Fees           229,703    266,704    273,727     304,261     323,657     359,083    390,278
 Bad Debt Expense                    96,890     65,460     51,395     104,983     111,676     123,899    134,663
 Technical Expenses                 665,998    684,850    762,091     844,778     878,569     913,712    950,260
 Production/LO Expenses              24,793     29,699     33,994      40,113      41,717      43,386     45,122
 Gen. & Admin Expenses              556,149    556,363    619,042     685,094     712,498     740,997    770,637
 Marketing Expenses                 111,412     60,221    102,689     153,696     163,493     181,389    197,147
 Advertising Sales Expenses         106,106    100,244     65,064     114,253     121,827     136,596    153,365
                                  ---------  ---------  ---------   ---------  ----------  ----------  ---------
  Total Expenses                  2,704,049  2,863,052  3,102,394   3,646,649   3,830,184   4,230,912  4,552,542

OPERATING CASH FLOW               3,184,262  3,436,159  3,988,486   3,988,510   4,291,696   4,779,947  5,241,142
 % Margin                             54.1%      54.5%      56.2%       52.5%       52.8%       53.0%      53.5%
 % Growth                                         7.9%      16.1%        0.0%        7.6%       11.4%       9.6%

CAPITAL EXPENDITURES:
 Rebuild/Upgrade Costs                 -          -          -      5,666,255   5,666,255                   -
 Trunk & Distribution Costs         475,844    140,803    252,057     239,705     275,385     290,696    306,859
 Make-Ready                         133,245     82,814     20,003        -          8,408       8,875      9,369
 Fiber Costs - Plant and Headend       -     1,014,698     17,215        -           -           -          -
 Converters & Customer Equipment    131,756    157,008    207,988      29,310      44,020      54,026     57,263
 Customer Connect Costs              92,578     76,545    186,887     149,167     157,541     167,005    177,279
 Other Technical Capital             80,306     86,181     43,191     114,594     121,028     128,298    136,191
 Other Capital                       87,428     41,393      9,121      55,355      58,462      61,974     65,787
                                  ---------  ---------  ---------   ---------  ----------  ----------  ---------
  Total Capital Expenditures      1,001,157  1,599,442    736,462   6,254,386   6,331,099     710,875    752,748

NET CASH FLOW                     2,183,105  1,836,717  3,252,024  (2,265,876) (2,039,402)  4,069,072  4,488,395
 % Growth                                                                          -10.0%     -299.5%      10.3%



CASH FLOW PROJECTIONS:              2001       2002         2003         2004        2005        2006
-------------------------------  ----------  ----------   ----------  ----------  ----------  ----------
REVENUE:
 Basic & Equipment Revenue        8,706,893   9,419,719   10,190,593  11,024,221  11,925,687  12,900,487
 Pay and Mini-Pay Revenue           452,341     461,673      471,184     480,876     490,752     500,817
 PPV Revenue                        361,928     443,274      542,887     664,865     814,225     997,108
 Advertising Revenue                583,685     655,300      735,679     825,893     927,141   1,040,772
 Other Revenue                      547,170     614,305      689,656     774,226     869,140     975,662
                                 ----------  ----------   ----------  ----------  ----------  ----------
  Total Revenue                  10,652,017  11,594,271   12,629,999  13,770,079  15,026,945  16,414,846
    % Growth                           8.8%        8.8%         8.9%        9.0%        9.1%        9.2%

EXPENSES:
 Basic Programming Costs          1,631,521   1,798,396    1,982,279   2,184,897   2,408,155   2,654,147
 Pay Proramming Costs               288,351     303,129      318,655     334,966     352,101     370,102
 PPV Programming Costs              188,203     230,503      282,301     345,730     423,397     518,496
 Program Guide Costs                  3,257       3,490        3,740       4,008       4,294       4,602
 Franchise & License Fees           424,483     462,032      503,305     548,738     598,824     654,132
 Bad Debt Expense                   146,465     159,421      173,662     189,339     206,620     225,704
 Technical Expenses                 988,271   1,027,801    1,068,914   1,111,670   1,156,137   1,202,382
 Production/LO Expenses              46,926      48,804       50,756      52,786      54,897      57,093
 Gen. & Admin Expenses              801,463     833,521      866,862     901,537     937,598     975,102
 Marketing Expenses                 214,425     233,393      254,242     277,192     302,492     330,431
 Advertising Sales Expenses         172,187     193,313      217,025     243,638     273,507     307,028
                                 ----------  ----------   ----------  ----------  ----------  ----------
  Total Expenses                  4,905,552   5,293,803    5,721,741   6,194,499   6,718,023   7,299,219

OPERATING CASH FLOW               5,746,466   6,300,468    6,908,257   7,575,580   8,308,923   9,115,627
 % Margin                             53.9%       54.3%        54.3%       55.0%       55.3%       55.5%
 % Growth                              9.6%        9.6%         9.6%        9.7%        9.7%        9.7%

CAPITAL EXPENDITURES:
 Rebuild/Upgrade Costs                 -           -            -           -           -           -
 Trunk & Distribution Costs         323,920     341,930      360,942     381,010     402,194     424,556
 Make-Ready                           9,889      10,439       11,020      11,632      12,279      12,962
 Fiber Costs - Plant and Headend       -           -            -           -           -           -
 Converters & Customer Equipment     60,692      64,325       68,175      72,254      76,576      81,155
 Customer Connect Costs             188,180     199,745      212,014     225,030     238,838     253,486
 Other Technical Capital            144,565     153,450      162,875     172,875     183,482     194,735
 Other Capital                       69,832      74,124       78,677      83,507      88,631      94,067
                                 ----------  ----------   ----------  ----------  ----------  ----------
  Total Capital Expenditures        797,079     844,014      893,703     946,309   1,002,001   1,060,961

NET CASH FLOW                     4,949,386   5,456,455    6,014,554   6,629,272   7,306,921   8,054,666
 % Growth                             10.3%       10.2%        10.2%       10.2%       10.2%       10.2%

VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                                  SOMERSET, KY
                              REBUILD DCF APPROACH

                                                                              PRO-
                                                                BUDGET      JECTED:
                         ACTUAL       ACTUAL       ACTUAL     ---------    ---------
PV OF CASH FLOWS          1994         1995         1996         1997         1998         1999         2000
----------------       ---------    ---------    ---------    ---------    ---------    ---------    ---------
PROJECTED NET
  CASH FLOW                                                  -2,265,876   -2,039,402    4,069,072    4,488,395

  Value of Assets
   in Year 10
   assuming OCF
   multiple of                                         8.0

  Discount Rate                                      17.5%

  PV OF CASH
   FLOW STREAM                                  27,365.438

                                                       6.9 TIMES TRAILING CASH FLOW
                                                       6.9 TIMES PROJECTED CASH FLOW
                                                    $1,418 PER SUBSCRIBER



PV OF CASH FLOWS          2001         2002         2003         2004         2005         2006
----------------       ---------    ---------    ---------    ---------    ---------    ---------
PROJECTED NET
  CASH FLOW            4,949,386    5,456,455    6,014,554    6,629,272    7,306,921    8,054,666

  Value of Assets
   in Year 10
   assuming OCF
   multiple of                                                                         72,925,018

  Discount Rate



VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                                  SOMERSET, KY
                            NO REBUILD DCF APPROACH

                                                          PRO-
                                                 BUDGET  JECTED:
                         ACTUAL  ACTUAL  ACTUAL  ------  ------
REVENUE ASSUMPTIONS:      1994    1995    1996    1997    1998    1999    2000
--------------------     ------  ------  ------  ------  ------  ------  ------
HOMES PASSED:
  Beginning              21,577  22,120  22,015  22,060  22,060  22,391  22,727
  Ending                 22,120  22,015  22,060  22,060  22,391  22,727  23,068
    Change                  543    -105      45       0     331     336     341
    % Change               2.5%   -0.5%    0.3%    0.0%    1.5%    1.5%    1.5%
  Average                21,849  22,068  22,038  22,060  22,225  22,559  22,897

BASIC SUBSCRIBERS:
  Beginning              18,134  18,650  19,226  19,296  19,550  19,899  20,254
  Ending                 18,650  19,226  19,296  19,550  19,899  20,254  20,616
    Change                  516     576      70     254     349     355     361
    % Change               2.8%    3.1%    0.5%    1.3%    1.8%    1.8%    1.8%
  Average                18,392  18,938  19,261  19,423  19,724  20,076  20,435
  Ending Penetration      84.3%   87.3%   87.5%   88.6%   88.9%   89.1%   89.4%

  Monthly Basic Rev/Sub  $22.29  $22.75  $24.88  $27.70  $29.09  $30.54  $32.07
    % Change                       2.1%    9.4%   11.3%    5.0%    5.0%    5.0%

PAY + MINI-PAY UNITS:
  Beginning               4,291   4,840   5,170   3,914   3,999   4,070   4,143
  Ending                  4,840   5,170   3,914   3,999   4,070   4,143   4,217
    Change                  549     330  -1,256      85      71      73      74
    % Change              12.8%    6.8%  -32.4%    2.2%    1.8%    1.8%    1.8%
  Average                 4,566   5,005   4,542   3.956   4,035   4,107   4,180
  Ending Penetration      26.0%   26.9%   20.3%   20.5%   20.5%   20.5%   20.5%

  Monthly Pay Rev/Unit    $7.52   $8.43   $8.53   $8.80   $8.80   $8.80   $8.80
    % Change                      12.1%    1.1%    3.2%    0.0%    0.0%    0.0%

PPV REVENUE PER SUB       $0.03   $0.03   $0.05   $0.05   $0.05   $0.05   $0.05
  % Change                         0.0%    0.0%  -11.3%    5.0%    5.0%    5.0%

ADVERTISING REVENUE
  PER SUB                 $1.16   $1.31   $1.49   $1.66   $1.74   $1.83   $1.92
  % Change                        12.6%   14.1%   11.3%    5.0%    5.0%    5.0%

OTHER REVENUE PER SUB     $1.31   $1.38   $2.24   $1.56   $1.64   $1.72   $1.80
  % Change                         5.2%   62.4%  -30.4%    5.0%    5.0%    5.0%

TOTAL REVENUE PER SUB    $26.68  $27.72  $30.68  $32.76  $34.31  $35.94  $37.65
  % Change                         3.9%   10.75    6.8%    4.7%    4.7%    4.7%



REVENUE ASSUMPTIONS:      2001    2002    2003    2004    2005    2006
--------------------     ------  ------  ------  ------  ------  ------
HOMES PASSED:
  Beginning              23,068  23,414  23,765  24,121  24,483  24,850
  Ending                 23,414  23,765  24,121  24,483  24,850  25,223
    Change                  346     351     356     362     367     373
    % Change               1.5%    1.5%    1.5%    1.5%    1.5%    1.5%
  Average                23,241  23,589  23,943  24,302  24,667  25,037

BASIC SUBSCRIBERS:
  Beginning              20,616  20,983  21,358  21,738  22,125  22,519
  Ending                 20,983  21,358  21,738  22,125  22,519  22,920
    Change                  368     374     381     387     394     401
    % Change               1.8%    1.8%    1.8%    1.8%    1.8%    1.8%
  Average                20,799  21,170  21,548  21,932  22,322  22,720
  Ending Penetration      89.6%   89.9%   90.1%   90.4%   90.6%   90.0%

  Monthly Basic Rev/Sub  $33.67  $35.35  $37.12  $38.98  $40.93  $42.97
    % Change               5.0%    5.0%    5.0%    5.0%    5.0%    5.0%

PAY + MINI-PAY UNITS:
  Beginning               4,217   4,292   4,369   4,447   4,526   4,606
  Ending                  4,292   4,369   4,447   4,526   4,606   4,688
    Change                   75      77      78      79      81      82
    % Change               1.8%    1.8%    1.8%    1.8%    1.8%    1.8%
  Average                 4,255   4,330   4,408   4,486   4,566   4,647
  Ending Penetration      20.5%   20.5%   20.5%   20.5%   20.5%   20.5%

  Monthly Pay Rev/Unit    $8.80   $8.80   $8.80   $8.80   $8.80   $8.80
    % Change               0.0%    0.0%    0.0%    0.0%    0.0%    0.0%

PPV REVENUE PER SUB       $0.06   $0.06   $0.06   $0.07   $0.07   $0.07
  % Change                 5.0%    5.0%    5.0%    5.0%    5.0%    5.0%

ADVERTISING REVENUE
  PER SUB                 $2.02   $2.12   $2.23   $2.34   $2.46   $2.58
  % Change                 5.0%    5.0%    5.0%    5.0%    5.0%    5.0%

OTHER REVENUE PER SUB     $1.89   $1.99   $2.09   $2.19   $2.30   $2.42
  % Change                 5.0%    5.0%    5.0%    5.0%    5.0%    5.0%

TOTAL REVENUE PER SUB    $39.44  $41.32  $43.30  $45.37  $47.55  $49.84
  % Change                 4.8%    4.8%    4.8%    4.8%    4.8%    4.8%


VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                                  SOMERSET, KY
                            NO REBUILD DCF APPROACH

                                                                      PRO-
                                                          BUDGET    JECTED:
    EXPENSE             ACTUAL     ACTUAL     ACTUAL   ---------  ---------
  ASSUMPTIONS:           1994       1995       1996       1997       1998       1999       2000
----------------       ---------  ---------  ---------  ---------  ---------  ---------  ---------
BASIC PROGRAMMING
  PER SUB                $2.98      $3.54      $4.00      $4.95     $5.15       $5.36      $5.57
  % Change                          18.7%      13.2%      23.7%      4.0%        4.0%       4.0%

PAY/MINI-PAY PROG.
  PER UNIT               $4.29      $4.58      $4.61      $4.98     $5.13       $5.29      $5.45
  % Change                           6.9%       0.7%       8.1%      3.0%        3.0%       3.0%

PPV PROGRAMMING/
  PPV REVENUE             0.0%      -3.5%      56.5%      52.0%     52.0%       52.0%      52.0%

PROGRAM GUIDE
  COST PER SUB           $0.07      $0.09      $0.05      $0.01     $0.01       $0.01      $0.01
  % Change                          23.3%     -49.3%     -77.0%      5.0%        5.0%       5.0%

FRANCHISE, ACCESS
  FEES/REVENUE            3.9%       4.2%       3.9%       4.0%      4.0%        4.0%       4.0%

BAD DEBT EXPENSE/
  REVENUE                 1.6%       1.0%       0.7%       1.4%      1.4%        1.4%       1.4%

TECHNICAL EXP.
  GROWTH                             2.8%      11.3%      10.9%      4.0%        4.0%       4.0%

PRODUCTION/LO
  EXPENSE GROWTH                     0.0%       0.0%      18.0%      4.0%        4.0%       4.0%

GEN & ADMIN
  EXPENSE GROWTH                     0.0%      11.3%      10.7%      4.0%        4.0%       4.0%

MARKETING EXP/
  REVENUE                 1.9%       1.0%       1.4%       2.0%      2.0%        2.0%       2.0%

AD SALES EXP/
  AD REVENUE             41.4%      33.7%      18.9%      29.5%     29.5%       29.5%      29.5%



    EXPENSE
 ASSUMPTIONS:             2001       2002       2003       2004       2005       2006
----------------       ---------  ---------  ---------  ---------  ---------  ---------
BASIC PROGRAMMING
  PER SUB              $5.80      $6.03      $6.27      $6.52      $6.78        $7.05
  % Change              4.0%       4.0%       4.0%       4.0%       4.0%         4.0%

PAY/MINI-PAY PROG.
  PER UNIT             $5.61      $5.78      $5.95      $6.13      $6.31        $6.50
  % Change              3.0%       3.0%       3.0%       3.0%       3.0%         3.0%

PPV PROGRAMMING/
  PPV REVENUE          52.0%      52.0%      52.0%      52.0%      52.0%        52.0%

PROGRAM GUIDE COST
  PER SUB              $0.01      $0.01      $0.01      $0.01      $0.02        $0.02
  % Change              5.0%       5.0%       5.0%       5.0%       5.0%         5.0%

FRANCHISE, ACCESS
  FEES/REVENUE          4.0%       4.0%       4.0%       4.0%       4.0%         4.0%

BAD DEBT EXPENSE/
  REVENUE               1.4%       1.4%       1.4%       1.4%       1.4%         1.4%

TECHNICAL EXP.
  GROWTH                4.0%       4.0%       4.0%       4.0%       4.0%         4.0%

PRODUCTION/LO
  EXPENSE GROWTH        4.0%       4.0%       4.0%       4.0%       4.0%         4.0%

GEN & ADMIN
  EXPENSE GROWTH        4.0%       4.0%       4.0%       4.0%       4.0%         4.0%

MARKETING EXP/
  REVENUE               2.0%       2.0%       2.0%       2.0%       2.0%         2.0%

AD SALES EXP/
  AD REVENUE           29.5%      29.5%      29.5%      29.5%      29.5%        29.5%

VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                                  SOMERSET, KY
                            NO REBUILD DCF APPROACH

                                                              PRO-
                                                    BUDGET   JECTED:
                        ACTUAL   ACTUAL    ACTUAL   -------  -------
CAPITAL EXPENDITURES:    1994     1995      1996      1997    1998     1999     2000
---------------------  -------  -------  ---------  -------  -------  -------  -------
 NEW CONVERTER         $658.78  $618.14  $1,276.00  $456.00  $474.24  $493.21  $512.94
MILES OF PLANT:
 Beginning              794.50   833.00     831.50   834.50   834.50   847.02   859.72
 Ending                 833.00   831.50     834.50   834.50   847.02   859.72   872.62
   Change                38.50    (1.50)      3.00     --      12.52    12.71    12.90
   Average              813.75   832.25     833.00   834.50   840.76   853.37   866.17
   Homes/Mile             26.6     26.5       26.4     26.4     26.4     26.4     26.4

CONVERTERS:
 Beginning               4,515    4,715      4,969    5,132    5,196    5,289    5,384
 Ending                  4,715    4,969      5,132    5,196    5,289    5,384    5,480
   Change                  200      254        163       64       93       94       96
   Average               4,615    4,842      5,051    5,164    5,243    5,336    5,432
 Ending Penetration      25.6%    26.2%      26.6%    26.6%    26.6%    26.6%    26.6%

REBUILD CAPITAL:
 UG Miles                                    18.00
 Aerial Miles                               816.50

 Cost/UG Mile
 Cost/Aerial Mile

 Other Rebuild Costs

TRUNK & DISTRIBUTION/
 NEW MILE                                  $21,718           $22,000  $22,880  $23,795
   (3-Year average)

MAKE-READY/MILE        $163.74   $99.51     $24.01    $-      $10.00   $10.40   $10.82

CONV & CUST EQUIP/
 NEW CONVERTER         $658.78  $618.14  $1,276.00  $456.00  $474.24  $493.21  $512.94

CUST. CONNECT
 COSTS/SUB               $5.03    $4.04      $9.70    $7.68    $7.99    $8.31    $8.64

OTHER TECHNICAL
 CAPITAL/SUB             $4.37    $4.55      $2.24    $5.90    $6.14    $6.38    $6.64

OTHER CAPITAL/SUB        $4.75    $2.19      $0.47    $2.85    $2.96    $3.08    $3.21


CAPITAL EXPENDITURES:    2001    2002     2003     2004     2005     2006
---------------------  -------  -------  -------  -------  -------  -------
MILES OF PLANT:
 Beginning              872.62   885.71   898.99   912.48   926.17   940.06
 Ending                 885.71   898.99   912.48   926.17   940.06   954.16
   Change                13.09    13.29    13.48    13.69    13.89    14.10
   Average              879.16   892.35   905.74   919.32   933.11   947.11
   Homes/Mile             26.4     26.4     26.4     26.4     26.4     26.4

CONVERTERS:
 Beginning               5,480    5,577    5,677    5,778    5,881    5,986
 Ending                  5,577    5,677    5,778    5,881    5,986    6,092
   Change                   98       99      101      103      105      107
   Average               5,528    5,627    5,727    5,829    5,933    6,039
 Ending Penetration      26.6%    26.6%    26.6%    26.6%    26.6%    26.6%

TRUNK & DISTRIBUTION/
 NEW MILE              $24,747  $25,737  $26.766  $27,837  $28,950  $30,109
   (3-Year average)

MAKE-READY/MILE         $11.25   $11.70   $12.17   $12.65   $13.16   $13.69

CONV & CUST EQUIP/
 NEW CONVERTER         $533.46  $554.79  $576.99  $600.06  $624.07  $649.03

CUST. CONNECT
 COSTS/SUB               $8.98    $9.34    $9.72   $10.11   $10.51   $10.93

OTHER TECHNICAL
 CAPITAL/SUB             $6.90    $7.18    $7.47    $7.76    $8.07    $8.40

OTHER CAPITAL/SUB        $3.33    $3.47    $3.61    $3.75    $3.90    $4.06


VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                                  SOMERSET, KY
                            NO REBUILD DCF APPROACH

                                                                       PRO-
                                                           BUDGET    JECTED:
   CASH FLOW              ACTUAL     ACTUAL     ACTUAL   ---------  ---------
  PROJECTIONS:             1994       1995       1996       1997       1998       1999       2000
----------------        ---------  ---------  ---------  ---------  ---------  ---------  ---------
REVENUE:
  Basic & Equipment
   Revenue              4,919,375  5,170,726  5,751,113  6,456,379  6,884,395  7,357,713  7,863,510
  Pay and Mini-Pay
   Revenue                412,066    506,563    464,906    417,726    425,977    433,584    441,324
  PPV Revenue               7,417      6,818     11,912     10,691     11,399     12,183     13,021
  Advertising
   Revenue                256,444    297,294    345,077    387,297    412,972    441,365    471,706
   Other Revenue          293,009    317,810    517,872    363,068    387,137    413,753    442,196
                       ----------------------------------------------------------------------------
   Total Revenue        5,888,311  6,299,211  7,090,880  7,635,160  8,121,880  8,658,598  9,231,757
     % Growth                           7.0%      12.6%       7.7%       6.4%       6.6%       6.6%

EXPENSES:
  Basic Programming
   Costs                  657,703    803,806    925,578  1,154,837  1,219,668  1,291,108  1,366,722
  Pay Programming
   Costs                  234,780    275,154    251,372    236,591    248,502    260,528    273,135
  PPV Programming
   Cost                     4,149      (237)      6,730      5,559     5,928       6,335      6,771
  Program Guide
   Costs                   16,367     20,788     10,712      2,484     2,649       2,831      3,026
  Franchise & License
   Fees                   229,703    226,704    273,727    304,261    323,657    345,045    367,886
  Bad Debt Expense         96,890     65,460     51,395    104,983    111,676    119,056    126,937
  Technical Expenses      665,998    684,850    762,091    844,778    878,569    913,712    950,260
  Production/LO
   Expenses                24,793     29,699     33,994     40,113     41,717     43,386     45,122
  Gen. & Admin
   Expenses               556,149    556,363    619,042    685,094    712,498    740,997    770,637
   Marketing Expenses     111,412     60,221    102,689    153,696    163,493    174,298    185,835
  Advertising Sales
   Expenses               106,106    100,244     65,064    114,253    121,827    130,203    139,153
                        ---------------------------------------------------------------------------
     Total Expenses     2,704,049  2,863,052  3,102,394  3,646,649  3,830,184  4,027,500  4,235,484

OPERATING CASH FLOW     3,184,262  3,436,159  3,988,486  3,988,510  4,291,696  4,631,099  4,996,274
  % Margin                  54.1%      54.5%      56.2%      52.2%      52.8%      53.5%      54.1%
  % Growth                              7.9%      16.1%       0.0%       7.6%       7.9%       7.9%

CAPITAL EXPENDITURES:
  Rebuild/Upgrade Costs         -          -          -    272,599                                -
  Trunk & Distribution
   Costs                  475,844    140,803    252,057    239,705    275,385    290,696    306,859
  Make-Ready              133,245     82,814     20,003          -      8,408      8,875      9,369
  Fiber Costs - Plant
   and Headend                  -  1,014,698     17,215          -          -          -          -
  Converters &
   Customer Equipment     131,756    157,008    207,988     29,310     44,020     46,578     49,284
  Customer Connect
   Costs                   92,578     76,545    186,887    149,167    157,541    166,769    176,536
  Other Technical
   Capital                 80,306     86,181     43,191    114,594    121,028    128,117    135,620
  Other Capital            87,428     41,393      9,121     55,355     58,462     61,887     65,511
                        ---------------------------------------------------------------------------
    Total Capital
     Expenditures       1,001,157  1,599,442    736,462    860,730    664,844    702,922    743,178

NET CASH FLOW           2,183,105  1,836,717  3,252,024  3,127,780  3,626,852  3,928,177  4,253,096
  % Growth                                                              16.0%       8.3%       8.3%



   CASH FLOW
  PROJECTIONS            2001        2002        2003       2004        2005        2006
----------------       ---------   ---------   ---------  ---------   ---------   ---------
REVENUE:
  Basic & Equipment
   Revenue             8,404,012   8,981,595   9,598,799  10,258,338  10,963,110  11,716,212
  Pay and Mini-Pay
   Revenue               449,199     457,211     465,361     473,654     482,091     490,674
  PPV Revenue             13,916      14,872      15,894      16,986      18,153      19,400
  Advertising Revenue    504,129     538,776     575,800     615,364     657,641     702,817
  Other Revenue          472,591     505,071     539,779     576,867     616,499     658,849
    Total Revenue      9,843,846  10,497,525  11,195,634  11,941,209  12,737,494  13,587,952
      % Growth              6.6%        6.6%        6.7%        6.7%        6.7%        6.7%
EXPENSES:
  Basic Programming
   Costs               1,446,753   1,531,459   1,621,112   1,715,999   1,816,426   1,922,717
  Pay Programming
   Costs                 286,348     300,199     314,718     329,935     345,887     362,606
  PPV Programming
   Costs                   7,236      7,733        8,265       8,833       9,440      10,088
  Program Guide Costs      3,234      3,456        3,694       3,947       4,219       4,508
  Franchise & License
    Fees                 392,277    418,326      446,146     475,857     507,589     541,480
  Bad Debt Expense       135,353    144,341      153,940     164,192     175,141     186,834
  Technical Expense      988,271  1,027,801    1,068,914   1,111,670   1,156,137   1,202,382
  Production/LO
    Expense               46,926     48,804       50,756      52,786      54,897      57,093
  Gen. & Admin.
    Expenses             801,463    833,521      866,862     901,537     937,598     975,102
  Marketing Expense      198,157    211,315      225,368     240,377     256,406     273,525
  Advertising Sales
    Expenses             148,718    158,939      169,861     181,532     194,004     207,331
                       ---------------------------------------------------------------------
    Total Expenses     4,454,737  4,685,896    4,929,634   5,186,665   5,457,743   5,743,668

OPERATING CASH FLOW    5,389,109  5,811,629    6,266,000   6,754,544   7,279,751   7,844,284
  % Margin                 54.7%      55.4%        56.0%       56.6%       57.2%       57.7%
  % Growth                  7.9%       7.8%         7.8%        7.8%        7.8%        7.8%

CAPITAL EXPENDITURES:
  Rebuild/Upgrade
    Costs                      -          -            -           -           -           -
  Trunk & Distribution
    Costs                323,920    341,930      360,942     381,010     402,194     424,556
  Make-Ready               9,889     10,439       11,020      11,632      12,279      12,962
  Fiber-Costs -
    Plant and Headend          -          -            -           -           -           -
  Converters & Cus-
    tomer Equipment       52,147     55,176       58,380      61,770      65,357      69,151
  Customer Connect
    Costs                186,873    197,814      209,394     221,651     234,623     248,352
  Other Technical
    Capital              143,561    151,967      160,863     170,279     180,244     190,791
  Other Capital           69,347     73,408       77,705      82,253      87,067      92,162
                       ---------------------------------------------------------------------
    Total Capital
      Expenditures       785,738    830,734      878,304     928,595     981,764   1,037,974

NET CASH FLOW          4,603,371  4,980,895    5,387,696   5,825,949   6,297,987   6,806,310
  % Growth                  8.2%       8.2%         8.2%        8.1%        8.1%        8.1%

VALUATION OF FALCON CLASSIC CABLE
INCOME PROPERTIES, L.P.                        COMMUNICATIONS EQUITY ASSOCIATES

                                  SOMERSET, KY
                            NO REBUILD DCF APPROACH

                                                                          PRO-
                                                             BUDGET      JECTED:
                         ACTUAL      ACTUAL      ACTUAL      ------      ------
PV OF CASH FLOWS          1994        1995        1996        1997        1998        1999        2000
----------------         ------      ------      ------      ------      ------      ------      ------
PROJECTED NET
  CASH FLOW                                               3,127,780   3,626,852   3,928,177   4,253,096

  Value of Assets in
    Year 10 assuming
    OCF multiple of                                 8.0

  Discount rate                                   17.5%

  PV OF CASH FLOW
    STREAM                                   32,577,831

                                                    8.2 TIMES RUNNING RATE CASH FLOW
                                                    8.2 TIMES PROJECTED CASH FLOW
                                                 $1,688 PER SUBSCRIBER




PV OF CASH FLOWS          2001        2002        2003        2004        2005        2006
----------------         ------      ------      ------      ------      ------      ------
PROJECTED NET
  CASH FLOW           4,603,371   4,980,895   5,387,696   5,825,949   6,297,987   6,806,310

  Value of Assets in
    Year 10 assuming
    OCF multiple of                                                              62,754,274

  Discount rate


                                    FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

      CASH FLOW MULTIPLE AND ADJUSTED CASH FLOW MULTIPLE APPROACHES

            As discussed previously, the Cable System generated revenue of $7,090,880 and operating cash flow of $3,988,486 in 1996, for an actual operating cash flow margin of 56.2%.

            The current operating cash flow multiples indicated by the market range from 6 to 11 times, based on transactions which have been announced in recent months. In order to determine the respective appropriate cash flow multiples to apply to the cash flow and to the adjusted cash flow of the Cable System, the following factors must be considered:

         o The Cable System has experienced only slight growth in basic subscribers and no home growth.

         o The cable plant needs to be rebuilt, as the portion of the plant serving the bulk of the subscribers has no room to add programming. Partnership management has estimated that a rebuild would cost in excess of $11,000,000.

         o The current rates of the Cable System are reasonable given the level of service provided in each system.

         o The operating cash flow margin approximates 56 percent, a slightly high level by industry standards, leaving less perceived potential for improvement by a buyer. A typical buyer would likely discount this margin slightly in determining the potential cash flow that such a buyer would be able to consistently generate from this Cable System.

      Based on these factors, as well as on CEA's recent experience in the cable system transaction market, it is CEA's opinion that the following cash flow multiples are appropriate in valuing the Cable System:

                  Operating Cash Flow Multiple              8.0
                  Adjusted Operating Cash Flow Multiple     8.5

            Applying these multiples respectively to the actual operating cash flow and to the adjusted operating cash flow of the Cable System yields the following calculations:

      Cash Flow Multiple Approach:

              Actual Operating Cash Flow         $  3,988,486
              Operating Cash Flow Multiple     x          8.0
                                                 ------------
              Value Indication                   $ 31,907,888

                                    FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

      Adjusted Cash Flow Multiple Approach:

              Actual Revenue                     $  7,090,880
              Adjusted Margin                  x          50%
                                                 ------------
              Adjusted Operating Cash Flow       $  3,545,440
              Operating Cash Flow Multiple     x          8.5
                                                 ------------
              Value Indication                   $ 30,136,240

      SUBSCRIBER MULTIPLE APPROACH

              Based on CEA's recent experience in the cable system transaction market, it is CEA's opinion that a buyer would expect the typical cable system to generate just over $33.00 per month in total revenue, operate at a 50% cash flow margin, and be valued at approximately 9 times this operating cash flow. Based on these parameters, a buyer would be willing to pay approximately $1,800 per subscriber for this typical cable system. Applying this per-subscriber value to the subject Cable System results in the following calculation:

              Basic Subscribers                        19,296
              Per Subscriber Multiple          x  $     1,800
                                                  -----------
              Value Indication                    $34,732,800

      REBUILD CASH FLOW MULTIPLE APPROACH

            Based on CEA's recent experience in the cable system transaction market, it is CEA's opinion that a typical fully-rebuilt, state-of-the-art cable system could reasonably be expected to sell, on average, for approximately 10.5 times operating cash flow. For cable systems in need of rebuild, a buyer would likely be willing to pay approximately 10.5 times operating cash flow less the cost of the rebuild. Therefore, to estimate the value of the Cable System using the Rebuild Cash Flow Multiple Approach, CEA multiplied 1996 operating cash flow by 10.5 and subtracted the estimated cost to rebuild the Cable System, as follows:

            1996 Operating Cash Flow                $   3,988,486
            Rebuild Operating Cash Flow Multiple  x          10.5
                                                    -------------
            Value of System After Rebuild              41,879,103
            less: Cost of Rebuild                     (11,332,509)
                                                    -------------
            Value Indication                        $  30,546,594

                                    FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

VALUE CONCLUSIONS -- SOMERSET, KY

      CEA used two variations of the discounted cash flow approach, and four variations of the market approach to determine six indications of the value of the Cable System. These value indications are summarized as follows:

      Rebuild DCF Approach                            $ 27,365,438
      No Rebuild DCF Approach                         $ 32,577,831
      Cash Flow Multiple Approach                     $ 31,907,888
      Adjusted Cash Flow Multiple Approach            $ 30,136,240
      Subscriber Multiple Approach                    $ 34,732,800
      Rebuild Cash Flow Multiple Approach             $ 30,546,594

      VALUE CONCLUSION                                $ 31,000,000


      Therefore, based on this analysis, it is CEA's opinion that, as of December 31, 1996, the fair market value of the Somerset, KY Cable System is $31,000,000.